UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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WINNEBAGO INDUSTRIES, INC.
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WINNEBAGO INDUSTRIES

Be great, outdoors.

2021 Proxy Statement

Dear Fellow Shareholders,

Our 2021 fiscal year was truly remarkable for Winnebago Industries and we are proud of the incredible momentum and resiliency our company has built, while continuing to navigate the health and economic impacts of the COVID-19 pandemic. As a surge of new consumers have embraced the outdoor lifestyle, we are pleased to have sustained market share gains in the RV industry, capturing new Winnebago Industries customers who will enjoy our vast portfolio of premium products for years to come. The tireless work of our Winnebago Industries team and the dedication of our channel partners has enabled new and existing consumers to create extraordinary experiences where they live, work and play.
The appeal of our premium brands, supported by our commitment to quality, innovation and service across our enterprise drove Winnebago Industries to achieve record levels of revenue and profits in fiscal 2021. We furthered our strategic transformation into a premier outdoor lifestyle company with the addition of premium pontoon boat manufacturer Barletta Boat Company, announced in the fourth quarter of fiscal 2021 and closed in early fiscal 2022. This key acquisition extends our marine platform into the pontoon market, one of the fastest-growing boating segments. Even as we invested in that strategic acquisition, our balanced capital allocation strategy enabled Winnebago Industries to return approximately $62 million to our shareholders in the form of quarterly dividends and share repurchases while driving our leverage ratio to historical lows, allowing for significant financial flexibility. Given the level of confidence in our future performance, we announced a 50% increase to our dividend, effective with the dividend payment in September 2021. Additionally, we exit fiscal 2021 and enter fiscal 2022 with a record backlog of orders, we continue to see sustained interest in the outdoor lifestyle from a consumer retail standpoint and our capital investments in expanding capacity in a disciplined manner strengthen our ability to compete in the market and serve our customers with high-quality product.
Fiscal 2021 has seen significant advancements in our efforts to address important environmental, social and governance issues related to our business operations. Notably, we recently strengthened our commitment to sustainability by joining the Business Ambition for 1.5°C, a United Nations-backed global coalition of business leaders. As part of this program, we are committing to help limit the impact of climate change by setting a goal to achieve net-zero greenhouse gas emissions by 2050. We also hired our first Head of Diversity, Equity and Inclusion who will be responsible for advancing DEI programs and initiatives and leading the execution of our overall DEI strategy and roadmap. Finally, we were pleased to welcome two new independent directors, Jacqueline Woods and Kevin Bryant, to the Board during fiscal 2021, each of whom complement the skills, experiences, and perspectives of our incumbent directors. Their backgrounds are described in this proxy statement, and we look forward to their continued input and guidance as Winnebago Industries continues to progress as a competitive, diverse, and profitable outdoor lifestyle company.
Detailed within are several items to be voted on at our upcoming annual meeting of shareholders, which will be conducted virtually on December 14, 2021. We value your participation in this process and recommend that you vote for the items described in this proxy statement.
As always, thank you for your continued investment and confidence in our business. We are grateful to have your trust and commit each day to deliver sustainable growth and value for our shareholders.

David W. Miles,
Chairman

Michael J. Happe,
President and Chief Executive Officer
Proxy Statement for 2021 Annual Meeting 1

Notice of Annual Meeting of Shareholders to be held December 14, 2021

Winnebago Industries, Inc. (Winnebago Industries or the Company) will hold its 2021 annual meeting of shareholders (Annual Meeting) on Tuesday, December 14, 2021 at 4:00 p.m. Central Standard Time. The Annual Meeting will be completely virtual. The proxy materials were either made available to you over the Internet or mailed to you on or about November 1, 2021. At the Annual Meeting, shareholders will be asked to:
Proposals		Board Recommendation	Page Reference
1	Elect four Class I directors to hold office for a three-year term and one Class II director to hold office for a one-year term		Page 18
2	Approve, on an advisory basis, the compensation of our executive officers		Page 31
3	Ratify the selection of Deloitte & Touche LLP as our independent registered public accountant for fiscal 2022		Page 66
4	Approve a proposal to reincorporate the Company from Iowa to Minnesota		Page 69
Only shareholders of record at the close of business on October 19, 2021 may vote at the Annual Meeting or any adjournment thereof.
By Order of the Board of Directors

Stacy L. Bogart
Senior Vice President, General Counsel, Secretary and Corporate Responsibility
Eden Prairie, MN
November 1, 2021
Proxy Statement for 2021 Annual Meeting 2

Review the Proxy Statement and Vote in One of Four Ways
Only holders of record of our common stock at the close of business on October 19, 2021 will be entitled to vote at the Annual Meeting. On the record date, we had outstanding 33,460,085 shares of common stock that were eligible to vote.

During the Virtual Meeting:
Attend the live webcast meeting at 4:00 p.m. CST on December 14, 2021 by visiting virtualshareholdermeeting.com/WGO2021 and voting during the meeting. You will need your 16-digit control number included with your Notice of Internet Availability or proxy card.
By Internet: Visit www.proxyvote.com to vote by internet. You will need your 16-digit control number included with your Notice of Internet Availability or proxy card when you access the website.

By Phone: Call 1-800-690-6903 to vote by telephone. You will need your 16-digit control number included with your Notice of Internet Availability or proxy card when you call.
By Mail:
Complete and sign your proxy card and return it in the enclosed postage pre-paid envelope. If you received a Notice of Internet Availability, your notice provides instructions for requesting a proxy card.

Your Vote Is Important
Whether or not you expect to attend the Annual Meeting, please vote via the Internet or telephone or request a paper proxy card to complete, sign and return by mail so that your shares may be voted. A prompt response is helpful and your cooperation is appreciated.
Proxy Statement for 2021 Annual Meeting 3

Proxy Statement for 2021 Annual Meeting

Proxy Statement Summary
Voting Roadmap
The table below summarizes the vote required to approve each proposal, the voting options for each proposal and other important information regarding voting:
Proposals		Vote Required	Voting Options(1)	Board Recommend -ation(2)	Broker Discretionary Voting Allowed(3)
1	Election of four Class I directors to hold office for a three-year term and one Class II director to hold office for a one-year term	Plurality of the votes cast(4)	FOR WITHHOLD	FOR	No
2	Advisory approval of executive compensation	Majority of the votes cast(5)	FOR AGAINST ABSTAIN	FOR	No
3	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accountant for the fiscal year ending August 27, 2022	Majority of the votes cast	FOR AGAINST ABSTAIN	FOR	Yes
4	Approval of the reincorporation of the Company from Iowa to Minnesota	Majority of the votes cast	FOR AGAINST ABSTAIN	FOR	No
(1)	A withhold vote or abstention will have no impact on the outcome of the voting on any of the proposals.
(2)	If you submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board's recommendations.
(3)
If broker discretionary voting is not allowed, your broker will not be able to vote your shares on these matters unless your broker receives voting instructions from you. A broker non-vote will have no effect on the outcome of the voting on any of the proposals.

(4)
Our Board of Directors has adopted a majority voting policy for the election of directors in uncontested elections. Under this policy, in any uncontested election of directors of the Company, if any nominee receives less than a majority of the votes cast for the nominee, that nominee will still be elected, but must tender his or her resignation to the Board for consideration at the next regularly scheduled meeting of the Board. The Board will only not accept the tendered resignation for, in its judgment, a compelling reason.

(5)	The vote of shareholders on this proposal is not binding, but rather is advisory in nature; however, the Board intends to carefully consider the result of the vote on this proposal.
Proxy Statement for 2021 Annual Meeting 5

Our Purpose

We help our customers explore the outdoors, enabling extraordinary mobile experiences as they travel, live, work and play.

Our Vision

We will be the trusted leader in outdoor lifestyle solutions by providing exceptional innovation, quality and service in the industries we engage.

Our Mission

To create lifetime advocates of our brands through a relentless focus on delivering an unsurpassed customer experience.

Ford

Fiscal 2021 Performance Highlights

The strength of our portfolio of premium brands – Winnebago, Grand Design, Chris-Craft and Newmar – and the talent of our 6,300+ employees helped drive Winnebago Industries to reach a record $3.6 billion in annual revenue in fiscal 2021. We enhanced this portfolio in early fiscal 2022 with the addition of Barletta Boat Company, a leading pontoon boat manufacturer. Our strong growth in fiscal 2021 resulted in revenues growing 54% over fiscal 2020 and more than 2x since 2017. In addition, because of the enhanced appeal of our product offerings and our commitment to quality, innovation and service, our RV market share has grown from 7.4% in fiscal 2017 to 12.5% at the end of fiscal 2021.

As we continue to grow, we remain committed to strong financial management. Maintaining a highly variable cost structure and an adherence to a strong capital allocation philosophy has allowed us to invest back in our businesses, optimize our debt structure, and return cash to shareholders. Operating cash flow has grown almost 2.5x since 2017 to $237 million during fiscal 2021. This significant increase in cash generation has allowed us to maintain liquidity and return over $130 million in cash to our shareholders from fiscal 2017 through fiscal 2021 through uninterrupted dividends and share buybacks.

$1,547
$2,017
$1,986
$2,356
$3,630
2017
2018
2019
2020
2021

NET REVENUE (in millions)

7.4%
8.7%
9.5%
11.1%
12.5%
2017
2018
2019
2020
2021

RV MARKET SHARE[1]

$97
$83
$134
$270
$237
2017
2018
2019
2020
2021

OPERATING CASH FLOW (in millions)

$14
$19
$22
$15
$62
2017
2018
2019
2020
2021
Share Repurchase
Dividends

SHAREHOLDER CASH RETURN (in millions)

(1) Source: Statistical Surveys Inc. - North America, trailing twelve month as of fiscal year-end, measured in units.

Corporate Responsibility
Corporate responsibility is integrated with our enterprise strategy and our commitment to Be Great, Outdoors.
In 2020, we released our second annual Corporate Responsibility Report, highlighting the environmental, social and governance (ESG) issues that impact our world and most directly affect the long-term sustainability of our business. This report is available in the “Responsibility” section of our website at www.winnebagoind.com.
Environment
As an outdoor lifestyle company, we care deeply about our world. The long-term sustainability of our business is linked to the environment. Winnebago Industries is committed to doing our part to ensure that the outdoor destinations we love are accessible for generations.
From product innovation to operational efficiencies, we have implemented leading practices throughout our history. As we continue to grow and transform, we leverage data to establish meaningful sustainability goals while staying focused on managing energy and greenhouse gas emissions, minimizing waste, reducing reliance on fresh water, and ensuring product sustainability.
In 2021, we joined the United Nations Global Compact and committed to the Business Ambition 1.5C on a journey to net-zero greenhouse gas emissions and zero waste by 2050.
Social
Enabling extraordinary outdoor experiences for our customers begins with our team, our culture, and our communities. We seek talented people with diverse backgrounds and perspectives who work together to deliver results.
Responding to the ongoing challenges of COVID-19 and the national racial justice reckoning, Winnebago Industries has centered on employee safety, diversity and inclusion, and community partnerships. In 2021 we conducted safety walks and listening sessions with our Chief Executive Officer and welcomed our first full-time Head of Diversity, Equity and Inclusion. We expanded the impact of our COVID-19 immediate response hardship fund, launching a year-round GO Together Fund supporting employees facing unforeseen crises. Our partnership with the National Park Foundation advanced outdoor equity with support of service corps programs that provided employment opportunities for outdoor enthusiasts from underrepresented communities. We remain committed to the CEO Action for Diversity & Inclusion goals.
Our CommunityGO employee volunteers participated in a variety of giving activities to strengthen our hometown communities. From outdoor education to mentoring, disaster response to hunger relief, CommunityGO volunteers made a difference.
Governance
Our Board of Directors oversees the company’s ESG performance, and our cross-functional Corporate Responsibility Advisory Team informs ESG strategy and implementation throughout our enterprise. We live by our Code of Conduct, which is foundational to our efforts to be the trusted leader in outdoor lifestyle solutions by conducting our business with the utmost integrity. We expect our employees to share this commitment and require that all employees complete training on our Code of Conduct on a regular basis.
Proxy Statement for 2021 Annual Meeting 8

Corporate Governance Highlights
We are committed to a strong corporate governance structure that promotes long-term value for our shareholders. Our Board of Directors (Board) believes that having a mix of directors with complementary qualifications, experience and expertise strengthens its oversight ability, provides diverse perspectives, and represents the best interests of our shareholders.

Corporate Governance Practices
Independent leadership
■ 10 of 11 directors are independent (all except the Chief Executive Officer)
■ Independent non-employee chairman
■ All Board committee members are independent
■ Executive sessions of independent directors before and/or after each regular Board meeting

Board refreshment
■ Mix of tenure and diversity of directors (4 independent directors joined in the last 4 years, all of whom are diverse)
■ Age limit for directors (72)
■ Robust annual Board and committee self-evaluations

Other strong governance practices
■ Single class of outstanding shares with equal voting rights
■ Code of Conduct applicable to all directors, officers and employees
■ Non-employee director and executive stock ownership guidelines
■ Anti-hedging and anti-pledging policy for all employees and Board
■ Routine engagement with shareholders
■ Excellent meeting attendance

Proxy Statement for 2021 Annual Meeting 9

Corporate Governance
Board Leadership Structure
Our bylaws and corporate governance policy delegate to the Board the right to exercise its discretion to either separate or combine the offices of Board Chair and Chief Executive Officer (CEO). This decision is based upon the Board’s determination of what is in the best interests of the Company and our shareholders, in light of then-current and anticipated future circumstances and taking into consideration succession planning, the skills and experience of the individual(s) filling those positions, and other relevant factors.
The Board, as part of its continuing obligation to determine the appropriate role for the Chair, has concluded that at this time the Company should have an independent Chair. The Board concluded that this structure provides us with a strong governance and leadership structure that is designed to exercise independent oversight of members of our management team and key issues related to strategy and risk. Mr. David W. Miles, an independent director, has served as Chair since June 2019.
The Board recognizes that, depending on the specific characteristics and circumstances of the Company, other leadership structures might also be appropriate. We are committed to reviewing this determination on an annual basis.
Board and Shareholder Meeting Attendance
During fiscal 2021, the Board met seven times. Each director who served on the Board during fiscal 2021 attended at least 75% of the meetings of the Board and the committees on which he or she served that were held during his or her tenure on the Board or relevant committee. It is the Board’s policy that directors are encouraged, but are not required, to attend the annual meeting. All of our then-serving directors attended the 2020 annual meeting. During the year, our independent directors held executive sessions without the CEO or other management as a routinely scheduled agenda item for every regular Board meeting.
Board Committees
The Board has established the Audit, Human Resources, Nominating and Governance, and Finance Committees to assist it in discharging its responsibilities. Each committee operates under a written charter, each of which is available in the "Investors" section of our website at www.winnebagoind.com. The current membership of each committee and its primary responsibilities, as well as the number of meetings held by each of these committees during fiscal 2021, are described below.
Committees of the Board
	Audit	Human Resources	Nominating and Governance	Finance
Sara E. Armbruster		✔		✔
Maria F. Blase*	✔			C
Christopher J. Braun		✔	✔
Kevin E. Bryant*	✔			✔
Robert M. Chiusano		✔	✔
William C. Fisher	✔		C
Michael J. Happe
David W. Miles (Chair)
Richard D. Moss*	C			✔
John M. Murabito		C	✔
Jacqueline D. Woods		✔	✔
C	Chair
✔	Member
*	Designated as an “audit committee financial expert” as that term has been defined by the Securities and Exchange Commission (SEC).
Proxy Statement for 2021 Annual Meeting 12

Audit Committee[1] Members Richard D. Moss (Chair) Maria F. Blase Kevin E. Bryant William C. Fisher Number of meetings during fiscal 2021: 6
Each year, the Audit Committee appoints the independent registered public accountant to examine our financial statements. It reviews with representatives of the independent registered public accountant the auditing arrangements and scope of the independent registered public accountant’s examination of the books, results of those audits, any non-audit services, their fees for all such services and any problems identified by and recommendations of the independent registered public accountant regarding internal controls. Others in regular attendance for part of the committee meeting typically include: the Board Chair; the CEO; the Chief Financial Officer (CFO); the Senior Vice President, General Counsel, Secretary and Corporate Responsibility; and the Corporate Controller.

The Audit Committee meets at least annually with the CFO, the internal auditors and the independent auditors in separate executive sessions. The committee is also prepared to meet privately at any time at the request of the independent registered public accountant or members of our management to review any special situation arising on any of the above subjects.

Nominating and Governance Committee Members William C. Fisher (Chair) Christopher J. Braun Robert M. Chiusano John M. Murabito Jacqueline D. Woods Number of meetings during fiscal 2021: 6
The Nominating and Governance Committee is primarily responsible for: (1) adopting policies and procedures for identifying and evaluating director nominees, including nominees recommended by shareholders; (2) identifying and evaluating individuals qualified to become Board members, considering director candidates recommended by shareholders and recommending that the Board select the director nominees for the next annual meeting of shareholders; (3) establishing a process by which shareholders and other interested parties are able to communicate with members of the Board; (4) developing and recommending to the Board a corporate governance policy applicable to the Company; (5) reviewing and approving related person transactions; and (6) overseeing the Company’s commitment to corporate responsibility matters, including environmental, social and governance matters.

The Nominating and Governance Committee recommended to the Board the director-nominees proposed in this proxy statement for election by the shareholders. The committee reviews the qualifications of, and recommends to the Board, candidates to fill Board vacancies as they may occur during the year.

Finance Committee Members Maria F. Blase (Chair) Sara E. Armbruster Kevin E. Bryant Richard D. Moss Number of meetings during fiscal 2021: 6
The Finance Committee is responsible for recommending to the Board financial policies, goals, and budgets that support the financial health, strategic goals, mission, and values of the Company, including the long-range financial plan of the Company, and annual capital budgets, evaluating major capital expenditures and financial transactions.

The Finance Committee has oversight in the following specific areas: strategic transactions, capitalization and debt and equity offerings, capital expenditure plans, financial review of business plans, rating agencies and investor relations, dividends, share repurchase authorizations, investment policy, debt management, tax strategies, and financial risk management.

1	All members of the Audit Committee are non-employee directors who have been determined to be “independent” under applicable listing standards of the New York Stock Exchange (NYSE).
Proxy Statement for 2021 Annual Meeting 13

Human Resources Committee Members John M. Murabito (Chair) Sara E. Armbruster Christopher J. Braun Robert M. Chiusano Jacqueline D. Woods Number of meetings during fiscal 2021: 5
The Human Resources Committee’s duties include: (1) reviewing and approving corporate goals and objectives relevant to compensation of our CEO, evaluating performance and compensation of our CEO in light of such goals and objectives and establishing compensation levels for other executive officers; (2) overseeing the evaluation of our executive officers (other than the CEO) and approving the general compensation program and salary structure of such executive officers; (3) administering and approving awards under our incentive compensation and equity-based plan; (4) reviewing and approving all executive officer compensation, including any executive employment agreements, severance agreements, and change in control agreements; (5) from time to time, reviewing the list of peer group companies used for compensation purposes; (6) reviewing and approving Board retainer fees, attendance fees, and other compensation, if any, to be paid to non-employee directors; (7) reviewing and discussing with management the Compensation Discussion and Analysis section and certain other disclosures, including those relating to compensation advisors, compensation risk and the “say on pay” vote, as applicable for our Form 10-K and proxy statement; (8) preparing the committee’s annual report on executive compensation for our Form 10-K and proxy statement; and (9) overseeing policies and strategies relating to corporate culture and human capital management, including diversity, equity and inclusion.

The Human Resources Committee is authorized to retain an outside compensation consultant for matters relating to executive compensation. For fiscal 2021, the committee retained Semler Brossy Consulting Group LLC (Semler Brossy) to advise on certain executive compensation-related matters, as further described in the Compensation Discussion and Analysis section of this proxy statement.

Director Independence
Under our corporate governance policy and NYSE rules, the Board must have a majority of directors who meet the standards for independence. The Board must determine, based on a review of the relevant facts and circumstances, whether each director satisfies the criteria for independence. The Board undertook an annual review of director and director nominee independence. During this review, the Board considered a variety of relevant facts and circumstances, including a review of all transactions and relationships between each director and director nominee or any member of his or her immediate family and the Company and its subsidiaries and affiliates known to the Company. The Board also considered whether there were any transactions or relationships between directors, director nominees or any member of their immediate family (or any entity of which a director, director nominee or an immediate family member is an executive officer, general partner or significant equity holder).
The Board affirmatively determined that all non-employee directors are independent. Mr. Happe is the only employee director and is not independent.
As part of the Board’s independence assessment and determination, the Board specifically considered that Mr. Murabito serves as an executive officer of Cigna, from which we purchased medical insurance benefits for the Chris-Craft business during fiscal 2021. Because the amount involved in these transactions was less than 1% of both the Company’s and Cigna’s annual revenues, and Mr. Murabito was not personally involved in these transactions and he receives no particular benefit related to these transactions, the Board concluded that these transactions did not impair Mr. Murabito’s independence.
Risk Management
The Board has responsibility for overseeing Winnebago Industries' overall approach to risk management and is actively engaged in addressing the most significant risks facing the Company, including financial, technological, operational, strategic and competitive risks. The Board manages its risk oversight function both as a full Board and through delegation to Board committees, which meet regularly and report back to the Board. The Board and these
Proxy Statement for 2021 Annual Meeting 14

committees receive information used in fulfilling their oversight responsibilities through our executive officers and other advisors, including our legal counsel, our independent registered public accounting firm, our consulting firm for internal controls over financial reporting, and the compensation consultants we engage from time to time.
While the Board and its committees oversee risk management, the Company's management is responsible for the day-to-day management of risks we face. The Board reviews and monitors our processes for identification, management and mitigation of risk by our management and assesses whether our processes are adequate and functioning as designed. At meetings of the Board, management makes presentations to the Board regarding our business strategy, operations, financial performance, annual budgets, technology and other matters. Many of these presentations include information relating to the challenges and risks to our business and the Board and management actively engage in discussion on these topics. Each of the Board committees also receives reports from management regarding matters relevant to the work of that committee. These management reports are supplemented by information relating to risk from our advisors. Following committee meetings, the Board receives reports by each committee chair regarding the committee’s considerations and actions. In this way, the Board also receives additional information regarding the risk oversight functions performed by each of the Board committees.
Board of Directors
Risk Oversight

Audit Committee	Nominating & Governance Committee	Finance Committee	Human Resources Committee
Primary Risk Oversight	Primary Risk Oversight	Primary Risk Oversight	Primary Risk Oversight

Oversees the management of risks related to financial statement integrity and reporting, internal control over financial reporting and the internal audit function; and information security	Oversees the management of risks related to our corporate governance structure; the Board’s succession plans; and ESG matters	Oversees the management of risks related to the Company’s financial condition and capital structure; its financing, acquisition, divestiture and investment transactions; and related matters	Oversees the management of risks related to the Company’s compensation policies and practices; executive compensation program; management succession and development; and human capital management
Proxy Statement for 2021 Annual Meeting 15

Board Refreshment
The Nominating and Governance Committee is responsible for identifying individuals qualified to become Board members and making recommendations on director nominees to the Board. The committee considers potential new candidates that may be proposed by current directors, management, professional search firms, and shareholders. The committee retains third-party search firms from time to time to assist in identifying potential Board members who have expertise and experience that would complement the current Board.
The Nominating and Governance Committee considers the then-current composition of the Board, the operating requirements of the Company and the long-term interests of all shareholders in its assessment of potential director candidates. The committee seeks directors who have the skills and experience to guide management in the operation of the Company’s business given the then-current and anticipated future needs of the Board and the Company while maintaining a balance of perspectives, qualifications, qualities and skills on the Board. The Board does not have a specific diversity policy but understands and fully appreciates the value of diversity and inclusion and has added four independent, diverse directors to the Board in the last four years.
Jacqueline D. Woods and Kevin E. Bryant were appointed to the Board effective March 17, 2021. The Nominating and Governance Committee led the process for selecting the director nominees and recommending the selected nominees to the Board. A third-party search firm, Russell Reynolds Associates, assisted the committee with its recruitment efforts and identified Ms. Woods and Mr. Bryant as candidates. Ms. Woods was identified and recommended as a candidate due to a number of factors, including her substantial experience in strategy, branding, and technology. Mr. Bryant was identified and recommended as a candidate because he brings significant experience in operations, strategy, and financial leadership to the Board.
To promote Board refreshment and effectiveness, the Board and its committees engage in an annual self-assessment process. The Nominating and Governance Committee leads the Board’s annual self-evaluation to assess the performance of the Board and its committees. The assessment focuses on the Board’s contribution to the Company and specifically focuses on areas where the Board or management believes that the Board could improve.
Code of Conduct and Corporate Governance Documents
We have adopted a Code of Conduct applicable to all of our directors, officers, employees and business partners. A copy of the Code of Conduct is available on our website.
In April 2020, we published our inaugural human rights policy. This policy, which applies to all of our directors, officers, employees and business partners, describes our commitment to upholding and promoting fundamental human rights, including with respect to maintaining a safe and healthy workplace, a respectful work environment, diversity and inclusion, and fair labor practices.
Our Code of Conduct, human rights policy, committee charters, and other governance documents are available in the “Investors” section of our website at www.winnebagoind.com. This website and the materials available through it are not incorporated by reference into this proxy statement.
Policy on Transactions with Related Persons
We have adopted a written policy for review of transactions involving more than $120,000 in any calendar year in which Winnebago Industries is a participant and in which any executive officer, director, nominee for director, greater than 5% shareholder or any immediate family member of any of these persons has a direct or indirect material interest. Our Nominating and Governance Committee must review and approve any such transaction before it is entered into, except that the Human Resources Committee reviews and approves the compensation of any employee who is an immediate family member of a director or executive officer and whose compensation exceeds $120,000. If advance approval by the Nominating and Governance Committee is not possible, then the related-party transaction will be considered and, if the committee determines it to be appropriate, ratified by the committee.
In determining whether to approve or ratify any potential related-party transaction, the Nominating and Governance Committee considers the relevant facts and circumstances, including (if applicable) but not limited to:
Proxy Statement for 2021 Annual Meeting 16

whether the transaction is on terms no less favorable to the Company than terms generally available to unrelated parties and the extent of the related person’s interest in the transaction. No director may participate in any review, approval, or ratification of any transaction if the director, or the director’s immediate family member, has a direct or indirect material interest in the transaction. The committee will not approve any related person transaction that is inconsistent with the interests of the Company and its shareholders.
During fiscal 2021, the only related party transactions involved Donald Clark, one of our executive officers, and the brother-in-law of Matthew Miller, who served as an executive officer during fiscal 2021. Mr. Clark has a 20% ownership interest in Three Oaks, LLC (Three Oaks), an entity which owns certain land and buildings that Grand Design RV, LLC (Grand Design) leases in order to operate its business. Grand Design paid $900,000 to Three Oaks under its existing lease with Three Oaks, which was entered into on October 2, 2016 and amended on October 4, 2019. In addition, Mr. Clark held equity interests in Barletta Boat Company, LLC and Three Limes, LLC (together, Barletta), which the Company acquired in August 2021. The Company paid approximately $255,000,000 as an upfront payment for Barletta, consisting of $230,000,000 of cash and $25,000,000 of the Company's common stock. The purchase agreement also provides for contingent consideration of up to $50,000,000 in cash and $15,000,000 in the Company's common stock based on achievement of certain financial performance metrics over the next few years. Mr. Clark also entered into a lock-up letter agreement pursuant to which he has agreed that for one year from closing, he will not transfer his shares of the Company's common stock, and he entered into a standstill agreement that prohibits him from taking any hostile actions with respect to the Company. Mr. Clark is entitled to approximately 24% of the total net proceeds from the sale of Barletta, except that Mr. Clark is not entitled to any portion of the $50,000,000 contingent cash consideration. Although Mr. Clark is a member of the Company's executive leadership team, he was excluded from the Company's initial consideration and proposal to acquire Barletta and did not participate in negotiation of the purchase agreement. Mr. Miller’s brother-in-law owns John Mast Construction, a construction business that provided services to Newmar during fiscal 2021. The construction services provided by John Mast Construction were for a construction project that was underway at the time of our acquisition of Newmar. In fiscal 2021, the Company paid a total of $524,378 to John Mast Construction for these construction services. Each of these transactions with Three Oaks, Barletta and John Mast Construction was approved or ratified by the Nominating and Governance Committee.
Communications with Directors
Shareholders and other interested parties seeking to communicate with our directors or a particular director may write to: Winnebago Industries, Inc., Attn: Senior Vice President, General Counsel, Secretary and Corporate Responsibility, 13200 Pioneer Trail, Suite 150, Eden Prairie, MN 55347 or email: SLBogart@winnebagoind.com. All communications must be accompanied by the following information: (a) if the person submitting the communication is a shareholder, a statement of the number of shares of common stock that the person holds; (ii) if the person submitting the communication is not a shareholder and is submitting the communication to the non-employee directors as an interested party, the nature of the person’s interest in the Company; (iii) any special interest, meaning an interest not in the capacity of a shareholder, of the person in the subject matter of the communication; and (iv) the address, telephone number and e-mail address, if any, of the person submitting the communication. All communications received from shareholders and other interested parties will be reviewed by the Senior Vice President, General Counsel, Secretary and Corporate Responsibility, or such other person designated by all non-employee directors of the Board, and if they are relevant and appropriate, they will be forwarded to the Board Chair or applicable Board member or members as soon as reasonably practicable.
Anti-Hedging and Anti-Pledging Policy
We adopted a policy that prohibits employees and directors from engaging in transactions intended to hedge or offset the market value of any Winnebago Industries securities owned by them. This policy also prohibits employees and directors from holding Winnebago Industries securities in a margin account or otherwise pledging Winnebago Industries securities as collateral for a loan. These restrictions also apply to family members of employees and directors and anyone designated to engage in securities transactions on their behalf.
Proxy Statement for 2021 Annual Meeting 17

Proposal 1 – Election of Directors
Our bylaws provide that our Board is comprised of between three and fifteen directors. Ms. Jacqueline D. Woods was elected as a Class I director and Mr. Kevin E. Bryant was elected as a Class II director at a regular meeting of the Board on March 17, 2021, at which time the size of the Board was increased to eleven.
The Board adopted a majority voting policy for the election of directors in uncontested elections. Under this policy, in any uncontested election of directors, if any nominee receives less than a majority of the votes cast for the nominee, that nominee will still be elected, but must tender his or her resignation to the full Board for consideration at the next regularly scheduled meeting of the Board. The Board will only not accept the tendered resignation for, in its judgment, a compelling reason. If the Board, with the affected director not participating, does not accept the resignation at the regularly scheduled meeting following the election, then the nominee will be considered elected and may serve out the term to which he or she was elected. In any contested election of directors where the number of nominees exceeds the number of available positions, strict plurality voting will apply.
Based on the recommendation of the Nominating and Governance Committee, our Board has nominated Ms. Maria F. Blase, Mr. Christopher J. Braun, Mr. David W. Miles and Ms. Woods for election to serve as Class I directors for three-year terms expiring at the annual meeting following fiscal 2024 and Mr. Bryant for election to serve as a Class II director for a one-year term expiring at the annual meeting following fiscal 2022 to coincide with the expiration of the term of the other Class II directors.
✔	YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES.

Proxy Statement for 2021 Annual Meeting 18

Director Nominees - Class I (Term Ending 2024)
Maria F. Blase Age 54 Director since 2018 Committees: Audit Finance (Chair)	Skills and Qualifications:
	•	Financial Expertise/Literacy	•	Executive Leadership
	•	Financial/Capital Allocation	•	Risk Management
	•	Diversity and Inclusion Strategy	•	Global Experience
	•	Business Operations

Ms. Blase has more than 28 years of experience with diverse industries, including transport, buildings, services, manufacturing, pharmaceuticals and mining. Most recently, Ms. Blase served as President of the Power Tools and Lifting businesses of Ingersoll Rand, a global industrial manufacturing company, from 2017 until her retirement in February 2021. After joining Ingersoll Rand in 1999, she was promoted to global financial roles of increasing importance, including Chief Financial Officer of the $8 billion Climate Solutions sector. In 2012, she was named President of the HVAC and Transport Latin America business of Ingersoll Rand.

Ms. Blase is a CPA and her previous experience includes various positions at KPMG LLP from 1993 to 1999 in increasing scope and complexity. Ms. Blase brings to the Board extensive experience in international, strategic planning, acquisitions and driving business growth. The Board believes her financial and business expertise add valuable insights to the Board.

Christopher J. Braun Age 61 Director since 2015 Committees: Human Resources Nominating and Governance	Skills and Qualifications:
	•	Executive Leadership	•	Brand/Product Management
	•	Business Operations	•	Industry Expertise
	•	Dealer Channel Management	•	Talent Management
	•	Sales and Marketing	•	Strategy

Christopher J. Braun has over 30 years of leadership experience encompassing manufacturing, finance and sales. Most recently, he was self-employed as a management consultant from 2014 through February 2020. He founded Teton Buildings in 2008 and held the position of CEO through 2013. His previous experience includes CEO of Teton Homes, Executive Vice President - RV Group at Fleetwood Enterprises and various senior management positions within PACCAR Corporation, a manufacturer of Kenworth and Peterbilt trucks. As a recognized leader in the RV industry, Mr. Braun provides keen insights to the Board. His prior experience in the RV industry, combined with his vast manufacturing background and his role as a former CEO make him well-positioned to critically and thoughtfully review and guide the Company’s strategy.

Proxy Statement for 2021 Annual Meeting 19

David W. Miles Age 64 Director since 2015	Skills and Qualifications:
	•	Financial Expertise/Literacy	•	Business Operations
	•	Strategy	•	Business Ethics
	•	Mergers & Acquisitions	•	Technology
	•	Financial/Capital Allocation

David W. Miles, a financial adviser, entrepreneur and investor, was elected as Chairman of the Board in June 2019. Mr. Miles is co-founder and Managing Principal of ManchesterStory Group, an early stage venture capital firm, and founder and manager of The Miles Group, LLC, which makes direct and indirect private equity investments. He is also a director and chair of the Audit Committee of Northwest Financial Corporation. Until the company’s sale in March 2020, Mr. Miles was the principal owner of Miles Capital, Inc., an institutional asset management firm serving insurance companies, public bodies, foundations & endowments, and high net worth investors, where he worked for over twenty-three years. Mr. Miles served as Executive Vice President, Principal Mutual Funds, and Executive Vice President, AMCORE Financial, Inc., where he was responsible for asset management, trust, private banking, brokerage, employee benefits and insurance services. During his career, Mr. Miles has served as a director or officer of more than 60 public mutual funds with total assets exceeding $30 billion. Mr. Miles brings legal and investment transaction experience to the Board. He also brings significant expertise in financial reporting and capital allocation strategy.

Jacqueline D. Woods Age 59 Director since 2021 Committees: Human Resources Nominating and Governance	Skills and Qualifications:
	•	Brand/Product Management	•	Strategy
	•	Mergers & Acquisitions	•	Technology
	•	Executive Leadership	•	Global Experience

Jacqueline D. Woods is the Chief Marketing and Communications Officer at NielsenIQ, an industry leader in global measurement and data analytics, where she is leading the effort to help accelerate its transformation and extend its leadership position in consumer intelligence, market share measurement, e-commerce and omnichannel, a position she has held since November 2019.

Ms. Woods joined NielsenIQ from IBM, a multi-national technology corporation, where she held Chief Marketing Officer roles from 2010 to 2019, most recently as Chief Marketing Officer of the IBM Global Partner Ecosystem Division where she focused on cloud, data, AI, and SaaS technology strategies. Previously, she led strategy, marketing, communications, and offering management as the Chief Marketing Officer of IBM Global Financing.

As Global Vice President of IBM's Server Technology Division, Ms. Woods headed the “Infrastructure Matters” turnaround campaign. As Global Vice President of Oracle, she led their digital transformation, significantly increasing efficiencies and savings.

Ms. Woods serves on the Board of Trustees for Community Reinvestment Fund USA, a not-for-profit organization dedicated to improving communities through innovative financial solutions. She also serves on board of the Greater Fairfield County Foundation, Inc., a not-for-profit organization helping under-served communities in southern Connecticut.

Proxy Statement for 2021 Annual Meeting 20

Director Nominee - Class II (Term Ending 2022)
Kevin E. Bryant Age 46 Director since 2021 Committees: Audit Finance	Skills and Qualifications:
	•	Strategy	•	Mergers & Acquisitions
	•	Business Operations	•	Quality
	•	Lean	•	Financial Expertise/Literacy

Kevin E. Bryant is Executive Vice President and Chief Operating Officer of Evergy, a utility company, a position he has held since June 2018. In this role, Mr. Bryant has management responsibility for utility operations, including generation operations and generation services, transmission operations, transmission and delivery services, distribution operations, resource planning, safety and training.

Since joining Kansas City Power & Light (KCPL), an operating subsidiary of Evergy, in 2003, Mr. Bryant has held several positions that have drawn on his strategic insight and finance/marketing experience. Prior to his current position, Mr. Bryant served as Vice President of Strategic Planning, President of KLT, a subsidiary of Evergy, and Vice President of Investor Relations and Treasurer. He was named Executive Vice President Finance & Strategy and Chief Financial Officer in 2015. Before joining KCPL, Mr. Bryant held roles at THQ, Inc., UBS and Hallmark Cards, Inc.

Mr. Bryant also serves on the board of directors of the Boys & Girls Club of Greater Kansas City. Mr. Bryant brings financial, operational, business development and energy platform expertise to the Company.

Directors Continuing in Office - Class II (Term Ending 2022)
Robert M. Chiusano Age 70 Director since 2008 Committees: Human Resources Nominating and Governance	Skills and Qualifications:
	•	Executive Leadership	•	Finance/Capital Allocation
	•	Talent Management	•	Strategy
	•	Business Operations	•	Business Ethics
	•	Brand/Product Management	•	Academia/Education

Robert M. Chiusano has served as a principal in RMC Consulting, LLC, a company focused on leadership development and operational excellence, since 2007. Mr. Chiusano previously served as Executive Vice President and Special Assistant to the Chief Executive Officer and a former Executive Vice President and Chief Operating Officer of both the Government and Commercial Systems business segments of Rockwell Collins, Inc. Mr. Chiusano also served as an adjunct professor in the University of Iowa College of Engineering where he served from 2001 until 2018. Mr. Chiusano is a member of the Coe College Board of Trustees. As the former Chief Operating Officer of both Government and Commercial Systems of Rockwell Collins, Inc., Mr. Chiusano brings senior level business leadership and strategic planning skills and a strong operating background to the Board. As principal of RMC Consulting, LLC, he also brings leadership development and operational excellence skills to the Board. Mr. Chiusano served as our Chairman of the Board from 2016 to June 2019.

Proxy Statement for 2021 Annual Meeting 21

Richard (Rick) D. Moss Age 63 Director since 2017 Committees: Audit (Chair) Finance	Skills and Qualifications:
	•	Financial Expertise/Literacy	•	Risk Management
	•	Financial/Capital Allocation	•	Regulatory/Compliance
	•	Executive Leadership	•	Technology
	•	Mergers & Acquisitions	•	Cyber Security

Richard (Rick) D. Moss most recently served as the Chief Financial Officer of Hanesbrands, Inc., a leading global basic apparel manufacturer, from 2011 until his retirement in December 2017. Mr. Moss joined Hanesbrands as Senior Vice President - Finance and Treasurer and had several roles increasing in scope and complexity prior to becoming Chief Financial Officer. Prior to his roles at Hanesbrands, Mr. Moss served as Chief Financial Officer of Chattem Inc., a consumer products company. Mr. Moss has been a director of Nature’s Sunshine Products, Inc. since May 2018 and Hydrofarm Holdings Group, Inc. since November 2020. Mr. Moss also serves on the board of two not-for-profit organizations, as a director for the Center for Creative Economy and as Chairman of the Board of Trustees of The Arts Council of Winston-Salem/Forsyth County. With his many years of experience as a chief financial officer and executive at a public company, Mr. Moss provides the Board expertise in financial and strategic planning, mergers, acquisitions and integration of businesses following mergers and acquisitions, as well as capital allocation strategies and complex financial issues.

John M. Murabito Age 62 Director since 2017 Committees: Human Resources (Chair) Nominating and Governance	Skills and Qualifications:
	•	Executive Leadership	•	Talent Management
	•	Global Experience	•	Business Ethics
	•	Mergers & Acquisitions	•	Diversity and Inclusion Strategy

John M. Murabito has served as Executive Vice President at Cigna Corporation, a global healthcare and insurance company, since joining the company in 2003. In his role as Chief Administrative Officer, he has oversight of Human Resources, Enterprise Marketing, Security and Aviation, and Diversity, Equity & Inclusion, Civic Affairs, and the Cigna Foundation, of which he is the president. As the longest tenured member of the Enterprise Leadership Team, Mr. Murabito is particularly focused on senior leader talent development, strong succession processes, the increasingly important role DEI plays for colleagues, customers, and clients, alike, and ensuring a strategic connection between the Enterprise and Business Marketing teams. Prior to becoming Chief Administrative Officer, Mr. Murabito served as Cigna’s Chief Human Resources Officer for 18 years. Earlier in his career, he served as Senior Vice President of Human Resources and Corporate Services at Monsanto. His background includes nearly 40 years of extensive related experience with the Frito-Lay division of PepsiCo, Symbion, Inc., and The Trane Company. Mr. Murabito serves on the boards of the Human Resources Policy Association and the American Health Policy Institute and is Chair of the Board and a Fellow of the National Academy of Human Resources. He also chairs the Board of Trustees for his alma mater, Augustana College. Mr. Murabito brings strong executive business leadership and talent management expertise to our Board as a senior executive of a Fortune 20 public company. He provides valuable insights on human capital, executive compensation, leadership development and succession planning to the Board.

Proxy Statement for 2021 Annual Meeting 22

Directors Continuing in Office - Class III (Term Ending 2023)
Sara E. Armbruster Director since 2019 Age 50 Committees: Finance Human Resources	Skills and Qualifications:
	•	Digital Transformation	•	Business Operations
	•	Technology	•	Brand/Product Management
	•	Strategy	•	Executive Leadership

Sara E. Armbruster is President and Chief Executive Officer of Steelcase Inc., a global office furniture manufacturer, and serves on the board of directors of Steelcase. Ms. Armbruster has held several leadership positions since joining Steelcase in 2007 as Vice President of Corporate Strategy, including as Vice President, Strategy, Research and Digital Transformation and most recently as Executive Vice President, a role she assumed in April 2021. In her roles, Ms. Armbruster oversaw Steelcase’s technology efforts and was responsible for advancing the embrace of digital technologies and for digital transformation of Steelcase. Ms. Armbruster also has had responsibility for a range of innovation activities, including global design research, the design and implementation of new business models, and the development of external growth opportunities, including acquisitions and partnerships. Before joining Steelcase, Ms. Armbruster was Vice President of Business Development at Banta Corporation, a contract printing company. Ms. Armbruster brings substantial experience in strategy, innovation, information technology, and digital transformation to our Board. As a senior executive of a public company with primary responsibility in these areas, she provides valuable strategic insights and expertise with respect to growth opportunities for the Company and areas of critical business innovation.

William C. Fisher Age 67 Director since 2015 Committees: Audit Nominating and Governance (Chair)	Skills and Qualifications:
	•	Executive Leadership	•	Cyber Security
	•	Corporate Governance	•	Technology
	•	Dealer Channel Management	•	Business Operations
	•	Digital Transformation	•	Customer Service

William C. Fisher was the Chief Information Officer from 1999 until 2007 of Polaris Industries Inc., a manufacturer of power sports products. He was Vice President and Chief Information Officer from November 2007 until his retirement in February 2015. During his tenure at Polaris, he also served as the General Manager of Service from 2005 until 2014 overseeing all technical, dealer, and consumer service operations. Prior to joining Polaris, Mr. Fisher was employed by MTS Systems for 15 years in various positions in information services, software engineering (applications and embedded control systems), factory automation, vehicle testing, and general management. Before that time, Mr. Fisher worked as a civil engineer for Anderson-Nichols and he later joined Autocon Industries, where he developed process control software. Mr. Fisher’s experience as Chief Information Officer at Polaris has provided substantial experience with information technology and cybersecurity issues. His experience as an engineer and in executive positions in service and consumer service operations provides valuable insight for our customer service function as well as relationships with channel partners. His familiarity with highly discretionary consumer products is a key asset as we focus on improved service and operational efficiency.

Proxy Statement for 2021 Annual Meeting 23

Michael J. Happe Age 50 Director since 2016	Skills and Qualifications:
	•	Executive Leadership	•	Business Operations
	•	Strategy	•	Brand/Product Management
	•	Talent Management	•	Sales and Marketing
	•	Business Ethics	•	Mergers & Acquisitions

Michael J. Happe joined Winnebago Industries in January 2016, as the President, Chief Executive Officer and a director. Mr. Happe has led a transformation of the Company into an outdoor recreation / lifestyle enterprise. Under his leadership, Winnebago Industries has grown both organically and inorganically, completed four major acquisitions, including Grand Design RV, Chris-Craft, Newmar, and Barletta Boats, and expanded its industry and geographic footprint. Winnebago Industries’ net sales, net income, RV market share, and total shareholder returns have all grown significantly under Mr. Happe’s leadership, as has the Company’s commitment to corporate responsibility. He worked previously at The Toro Company, a global manufacturer of turf and landscape maintenance and development solutions, where he most recently served as an Executive Officer and Group Vice President of Toro’s Residential and Contractor business until 2015. A 19-year veteran of The Toro Company, Mr. Happe held a series of senior leadership positions throughout his career across a variety of the company’s domestic and international divisions. Mr. Happe also serves as a director for H.B. Fuller. His knowledge of all aspects of the Winnebago Industries business positions him well to serve on the Board. Mr. Happe’s extensive experience and positions rising in complexity and breadth at Toro, including global business affairs, as well as his director position at H.B. Fuller, brings further expertise in corporate leadership and development and execution of profitable business growth strategy.

Proxy Statement for 2021 Annual Meeting 24

UVL
Dutch Star
Dutch Star
NEWMAR

WINNEBAGO
INDUSTRIES

Director Compensation
The Board approves non-employee director compensation based on recommendations of the Human Resources Committee. Beginning in fiscal 2018 and continuing through fiscal 2021, the Human Resources Committee has engaged Semler Brossy to analyze the total compensation paid to the Board. Semler Brossy assisted the committee in reviewing the market data and made recommendations regarding the types and amounts of compensation we pay our non-employee directors. Based on the committee's review of our director compensation program with Semler Brossy, the committee recommended and the Board approved, an increase to the non-employee directors’ compensation, effective September 1, 2021, as described below.
Employee directors receive no additional compensation for serving on the Board or its committees. Non-employee directors receive the following for their service on the Board:
Annual Board Cash Retainer	$90,000 (increased from $75,000), payable in quarterly installments
Annual Board/New Board Member Equity Retainer	$125,000 value (increased from $110,000) in restricted stock units granted prospectively for the upcoming year
Annual Board Chair Cash Retainer	$80,000 (increased from $45,000), payable in quarterly installments
Annual Committee Chair Cash Retainer	$10,000, except $15,000 for the Audit Committee Chair, payable in quarterly installments
Expense Reimbursements	Reimbursement of reasonable expenses incurred in attending Board and committee meetings
Director equity awards are granted prospectively for the upcoming year. This means that any new directors will receive a prorated award at the next regularly scheduled Board meeting, if the next regularly scheduled Board meeting is not the meeting at which annual awards are granted. Directors who joined the Board before we began prospectively granting equity awards will receive an award of the annual grant prior to separation of service from the Board.
Proxy Statement for 2021 Annual Meeting 26

Director Compensation Table
The following table sets forth the total compensation paid to each non-employee director for fiscal 2021, other than reimbursement for travel expenses:
Director	Fees Earned or Paid in Cash(1)(2) ($)	Stock Awards(3) ($)	All Other Compensation(4) ($)	Total ($)
Sara E. Armbruster	75,000	110,000	—	185,000
Maria F. Blase	85,000	110,000	—	195,000
Christopher J. Braun	75,000	110,000	—	185,000
Kevin E. Bryant	34,340	49,717(5)	—	84,057
Robert M. Chiusano	75,000	110,000	—	185,000
William C. Fisher	85,000	110,000	—	195,000
David W. Miles	120,000	110,000	—	230,000
Richard D. Moss	90,000	110,000	—	200,000
John M. Murabito	85,000	110,000	—	195,000
Jacqueline D. Woods	34,340	49,717(5)	—	84,057
(1)	Our directors may elect to receive retainer fees in cash or may defer their retainer fees into the Directors’ Deferred Compensation Plan.
(2)
During fiscal 2021, the Chair of the Board received an additional $45,000 retainer per year, the Audit Committee Chair received an additional $15,000 retainer per year, and the Chairs of the other Board committees received an additional $10,000 retainer per year, each of which are reflected in these figures.

(3)
These awards, with the exception of Ms. Woods' and Mr. Bryant's awards, are valued at $54.49 per share, the closing stock price on October 13, 2020, the date of the restricted stock unit grant. Ms. Woods' and Mr. Bryant's awards are valued at $87.53 per share, the closing stock price on March 17, 2021, the date of the restricted stock unit grant.

(4)	None of the directors received perquisites and other personal benefits in an aggregate amount of $10,000 or more.
(5)
Ms. Woods and Mr. Bryant each received a prorated restricted stock unit grant upon their election as a director on March 17, 2021, reflecting the portion of fiscal 2021 that Ms. Woods and Mr. Bryant would serve as a director.

Proxy Statement for 2021 Annual Meeting 27

Non-Employee Director Equity Awards Outstanding as of August 28, 2021
As of August 28, 2021, our non-employee directors held the restricted stock awards and stock units set forth below. The stock units in the right column were granted under the Directors’ Deferred Compensation Plan described below.
Director	Restricted Stock Awards / Units	Deferred Stock Units
Sara E. Armbruster	3,599	—
Maria F. Blase	7,963	—
Christopher J. Braun	19,703	—
Kevin E. Bryant	568	—
Robert M. Chiusano	32,663	27,290
William C. Fisher	21,756	7,851
David W. Miles	14,703	2,858
Richard D. Moss	13,103	—
John M. Murabito	11,803	—
Jacqueline D. Woods	568	235
Director Ownership Guidelines
Our corporate governance policy requires us to maintain guidelines encouraging non-employee director stock ownership. Our current guidelines require non-employee directors to hold common stock, stock units or other equity equivalents having a market value of at least 500% of their annual cash retainer of $90,000 (as well as any additional cash retainer amounts earned relating to his or her chair positions), and that they attain this level of stock ownership within five years of becoming a director. Based on the holdings noted above, all non-employee directors have met this goal, or are on track to meet this goal, within the prescribed five-year time frame.
Directors’ Deferred Compensation Plan
We maintain the Winnebago Industries, Inc. Directors’ Deferred Compensation Plan (the Directors’ Deferred Compensation Plan) for all non-employee directors. A non-employee director can defer all or a portion of the retainer and fee payments that would otherwise be paid to him or her in cash and can defer taxes on such compensation.
A participant may elect to apply either 50% or 100% of his or her annual cash retainer amounts to either, but not both, money credits or Winnebago stock units and 100% of his or her equity award as deferred compensation in the form of Winnebago stock units.
Money credits are units credited in the form of dollars to a participant’s account established by the Company. The money credits accrue interest from the credit date. Presently, the interest rate to be applied to money credits is the 30-year Treasury bond yield as of the first business day of the plan year.
Winnebago stock units are units credited in the form of the Company's common stock. The shares of our common stock issued in connection with our Directors’ Deferred Compensation Plan consist of our treasury shares and like all of our common stock, generally, will accrue dividends, if any, paid by us on our common stock. Winnebago stock units will be recorded in a participant’s account based on the closing price of a share of our common stock on the NYSE on the date upon which the account is credited.
Proxy Statement for 2021 Annual Meeting 28

The Winnebago stock units credited to a participant’s account are included in the “Security Ownership of Certain Beneficial Owners and Management” table in this proxy statement. The directors, however, do not have any rights to vote or dispose of any shares of common stock underlying the Winnebago stock units until their service as a director ends or when he or she reaches the age 69-1/2 while serving as a director.
In the event of a “change of control” of the Company, as defined in the Directors’ Deferred Compensation Plan, a participant generally will receive a lump-sum distribution of his or her account within 30 days following his or her termination of service as a director after such change in control.
Director Annual Equity Grants
The fiscal 2021 equity awards granted in October 2020 were made pursuant to the Winnebago Industries, Inc. 2019 Omnibus Incentive Plan, which limits the aggregate grant date fair value of all equity awards to a non-employee director during a calendar year to not more than $300,000, excluding awards granted at a director’s request in lieu of cash retainers or other fees payable in cash.
Beginning with the fiscal 2019 annual equity awards, we began to grant restricted stock units rather than restricted stock to our non-employee directors. Each director equity award, awarded in the form of restricted stock units, will vest approximately one year from the date of the applicable grant, provided that participants are restricted from selling, pledging or transferring the common stock underlying the vested restricted stock units until the date the participant separates from service on the Board. If a participant terminates his or her service as a director prior to the vesting of the underlying restricted stock unit award, the award will be forfeited by the director. Directors also may elect to defer settlement of their vested restricted stock units until the director’s service to the Company terminates.
Proxy Statement for 2021 Annual Meeting 29

Proposal 2 – Advisory Vote on Executive Compensation
The Dodd-Frank Act requires the Board to provide our shareholders with the opportunity to vote, on a non-binding, advisory basis, on the compensation of our named executive officers (NEOs) as set forth in this proxy statement in accordance with the compensation disclosure rules of the SEC. This proposal is also referred to as the “Say on Pay” vote. At the 2017 annual meeting, the shareholders determined that the Say on Pay vote would be held annually.
As described in the “Compensation Discussion and Analysis” section of this proxy statement, the primary objectives of our executive compensation programs are to attract and retain key executives critical to us; to align the interests of our management with those of our shareholders; to integrate compensation with our business plans; and to reward for both business and individual performance, such that a substantial portion of each executive officer's total compensation potential is a function of performance incentives. The Board believes the compensation of the NEOs outlined in this proxy statement is appropriate based upon the performance of the Company.
While the Board and especially the Human Resources Committee intend to carefully consider the results of the voting on this proposal when making future decisions regarding executive compensation, the vote is not binding on the Company or the Board and is advisory in nature.
✔	YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING, ON A NON-BINDING, ADVISORY BASIS, FOR APPROVAL OF THE EXECUTIVE COMPENSATION AS OUTLINED IN THIS PROXY STATEMENT FOR THE REASONS DISCUSSED ABOVE.
Proxy Statement for 2021 Annual Meeting 31

Compensation Discussion and Analysis
The following Compensation Discussion and Analysis describes the material elements of our executive compensation program. Throughout this discussion, we refer to NEOs. The following individuals are our NEOs for fiscal 2021:
Name	Position
Michael J. Happe	CEO and President
Bryan L. Hughes	CFO, Senior Vice President, Finance, IT and Strategic Planning
Huw S. Bower	President, Winnebago Outdoors
Donald J. Clark	President, Grand Design
Brian D. Hazelton(1)	President, Newmar
(1)	Mr. Hazleton was appointed to President, Newmar effective as of August 27, 2021. Prior to this appointment, Mr. Hazelton served as Senior Vice President, Winnebago-brand RVs.
Executive Summary
Executive Compensation Philosophy and Program Objectives
The Human Resources Committee believes that the most effective compensation program is one that is designed to reward the achievement of our specific annual, long-term and strategic goals, and which aligns executives’ interests with those of our shareholders by rewarding performance above established thresholds, with the ultimate objective of improving shareholder value. The committee evaluates both performance and compensation to ensure that we maintain our ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our compensation peer group. Accordingly, the committee believes executive compensation packages provided to our executives, including the NEOs, should include both cash and stock-based compensation that reward performance as measured against established goals.
The committee has worked with management and its independent compensation consultant, Semler Brossy, to design the current executive compensation programs, following the belief that compensation should reflect the value created for our shareholders while furthering our strategic goals. In doing so, we instituted our compensation programs to achieve the following goals:
■	Align the interests of management with those of shareholders
■	Provide fair and competitive compensation
■	Integrate compensation with our business plans
■	Reward both business and individual performance
■	Attract and retain key executives critical to our success
These objectives emphasize pay for performance by providing an incentive opportunity for performance that meets or exceeds Company objectives.
Proxy Statement for 2021 Annual Meeting 33

Fiscal 2021 Performance Highlights

The following are highlights of the Company’s financial performance in fiscal 2021.

	Incentive Plan		Performance(1)
Measure	Annual(2)	Long-Term(3)	1-year	3-year(4)
Net Revenue ($ in thousands)	✔		$ 3,629,847	N/A
Operating Income ($ in thousands)	✔		$ 407,421	N/A
Net Working Capital	✔		11.2%	N/A
Average Return on Invested Capital (Incentive ROIC)		✔	N/A	17.6%
Incentive Earnings Per Share (Incentive EPS)	✔	✔	$ 8.59	$ 14.70
(1)
When determining the level of actual performance for the Long-Term Incentive Plan, the committee excluded the impact of certain events not contemplated when creating the initial targets. No adjustments were made to actual performance metrics for the Annual Incentive Plan (net revenue, operating income and net working capital). The Incentive ROIC metric was adjusted for the Long-Term Incentive Plan to exclude the following: (i) the net financial impacts of the Newmar acquisition, (ii) the transaction costs associated with the acquisitions of Newmar and Barletta, (iii) the pretax inventory step-up costs related to the Newmar acquisition, (iv) restructuring costs and (v) the net assets of Newmar. The Incentive EPS metric was adjusted to exclude the following: (i) pretax acquisition-related costs, (ii) pretax inventory and step-up costs related to the Newmar acquisition, (iii) pretax non-cash interest expense, (iv) restructuring expense, (v) debt-issuance write-off, (vi) the dilution impact of convertible notes which is economically offset by a call/spread overlay that was put in place upon issuance, and (vii) the tax impact of the aforementioned adjustments, as applicable. Incentive EPS differs from Adjusted EPS as it excludes the after-tax impact of adjustments made for incentive purposes, including the gain on sale of property, plant and equipment.

(2)
This column shows the metrics used for the 2021 Officer Incentive Compensation Plan (also called the Annual Incentive Plan), which consist of 50% operating income, 40% net revenue, 10% working capital, and the fiscal 2021 performance stock unit plan, which consists of 100% Incentive EPS.

(3)
This column shows the metrics used for the 2019-2021 Long-Term Incentive Program (LTIP), which consists of 50% average Incentive ROIC and 50% cumulative Incentive EPS. The metrics for 2020-2022 LTIP and the 2021-2023 LTIP also consist of average 50% Incentive ROIC and cumulative 50% Incentive EPS.

(4)	This column shows performance for the period from fiscal 2019-2021.
Proxy Statement for 2021 Annual Meeting 34

Impact of Performance on Fiscal 2021 Compensation
The compensation of our NEOs in fiscal 2021 was directly impacted by our financial performance and total shareholder returns:
Performance Objective		Link to 2021 Compensation
Financial	■
For Messrs. Happe and Hughes, 65% of the 2021 annual incentive awards was based on achieving targeted levels of net sales (40%), operating income (50%), and net working capital (10%) at the enterprise level. For Messrs. Bower and Hazelton, 65% of the 2021 annual incentive awards was based on achieving targeted levels of net sales (40%), operating income (40%), and net working capital (20%) at the business unit level. The other 35% was tied to individual metrics aligned with goals deemed important to advancing business objectives.

	■	Pursuant to the terms of his employment agreement, Mr. Clark’s incentive compensation is tied 100% to the pretax net income of the Grand Design business that is part of our Towable segment.
	■	Payout for the fiscal 2019-2021 LTIP awards was tied 50% to our three-year average Incentive ROIC and 50% to our three-year cumulative Incentive EPS.
	■	Payout for the fiscal 2021 performance stock unit awards (PSUs) was tied 100% to Incentive EPS.
Total Shareholder Returns	■	With the exception of Mr. Clark, 58% of our NEO compensation on average was delivered in the form of Company equity awards (68% in the case of our CEO).
	■	15% of the annual equity grants made in fiscal 2021 were in the form of stock options, which only have value to the executive if the value of the Company grows for our shareholders.
Proxy Statement for 2021 Annual Meeting 35

Based on our performance as measured against predefined goals, the 2019-2021 LTIP paid out at 67.9% of target, and the fiscal 2021 Annual Incentive Plan paid out as follows for all NEOs, except for Mr. Clark: 160.0% of target for Mr. Happe, 159.2% of target for Mr. Hughes, 156.0% of target for Mr. Bower, and 159.1% of target for Mr. Hazelton.
Mr. Clark received a cash and stock incentive award of $10,119,403 for fiscal 2021, of which $9,107,463 was paid in cash and $1,011,940 was paid in restricted stock units for fiscal 2021 performance. This represents an 83% increase compared to fiscal 2020, based on the strong performance of Grand Design during fiscal 2021. The cash incentive was paid in four quarterly installments with respect to fiscal 2021, and the restricted stock units were issued in October 2021.
The PSUs paid out at 200% of target based on achievement of Incentive EPS performance results.
Other Pay and Governance Practices
The Company has adopted the following key programs, policies and practices to respond to evolving good governance practices in executive compensation and enhance the alignment of our executive compensation programs and shareholder interests:
What we do	What we don’t do

✔  Tie the majority of target total compensation to performance
✔ Provide appropriate mix of fixed and variable pay to reward Company, line of business, and individual performance
✔ Align executive interests with the interests of the shareholders through equity-based awards
✔ Maintain a clawback policy, applicable to our executive officers’ incentive awards, which provides for the recoupment of incentive compensation payouts following certain financial restatements or in the event of certain misconduct
✔ Align our performance goals and measures with our strategy and operating plan
✔ Maintain meaningful executive and director stock ownership guidelines
✔ Conduct annual “say-on-pay” advisory votes
✔ Use an outside, independent third-party advisor to provide objective compensation advice

✘ Provide excessive severance benefits to our executive officers
✘ Provide excise tax gross-ups upon change in control
✘ Grant equity awards subject to automatic acceleration of vesting (i.e., single-trigger) upon change in control (as of fiscal 2019)
✘ Allow for hedging or speculative trading of Company securities by executives or directors
✘ Reprice options without shareholder approval
✘ Provide significant perquisites
✘ Allow for pledging by our executives and directors

Advisory Vote on Executive Compensation
At our 2020 annual meeting of shareholders, our shareholders voted to approve on an advisory basis the compensation of our NEOs. 98.3% of the votes cast with respect to this proposal were cast for approval of our NEOs’ compensation. The Human Resources Committee determined that our current executive compensation philosophy and compensation elements continued to be appropriate. We conduct regular investor outreach in the form of investor calls, attendance at investor conferences, execution of non-deal roadshows, and hosting of quarterly earnings calls with open Q&A. We continue to evaluate and refine our compensation programs on a regular basis and view the advisory vote as a helpful gauge of our compensation design.
Proxy Statement for 2021 Annual Meeting 36

Elements of Fiscal 2021 Compensation
The table below lays out the fiscal 2021 compensation elements for all NEOs other than Mr. Bower and Mr. Clark, neither of whom were eligible for the PSUs specific to fiscal 2021.
	Element	Mechanics	Rationale
Paid in Cash	Salary	Weekly payments Values correspond to experience and job scope	Provides competitive fixed pay to attract employees
Officers Incentive Compensation Plan (OICP)
Annual payout tied to performance against pre-determined metrics and goals across a one-year performance period
For fiscal 2021, the metrics for Messrs. Happe
and Hughes included:
• 65% financial objectives (enterprise level)
  ○ 40% Net Sales
  ○ 50% Operating Income
  ○ 10% Net Working Capital
• 35% Individual Objectives
Payouts range from 0%-200% of a pre-determined target value
For fiscal 2021, the metrics for Messrs. Bower and Hazelton included:
• 65% financial objectives (business unit
    level)
  ○ 40% Net Sales
  ○ 40% Operating Income
  ○ 20% Net Working Capital
• 35% Individual Objectives
Incentivizes achievement of key annual objectives at an enterprise-wide or individual business unit level - driving progress towards achievement of long-term initiatives
Paid in Equity	Performance Share Units / Long-Term Incentive Program (LTIP) - Annual
50% of all annual equity awards
For the fiscal 2021-2023 performance period, payouts are tied to performance against pre-determined goals across a three-year performance period
The metrics consist of:
• 50% Average Incentive ROIC
• 50% Cumulative Incentive EPS
Payouts range from 0%-200% of a pre-determined target value
Rewards for achievement of specific long-term financial objectives Aligns NEOs’ interest with long-term shareholder value creation
	Stock Options - Annual	15% of all annual equity awards Stock options can be exercised over ten years and vest over three years in equal installments	Aligns NEOs’ interest with long-term shareholder value creation as measured by appreciation in stock price from the date of grant
	Restricted Stock Units - Annual	35% of all annual equity awards Restricted stock units vest over three years in equal installments	Aligns NEOs’ interest with long-term shareholder value creation Encourages executive retention
PSUs - Fiscal 2021 Only
For fiscal 2021, a particular PSU grant was made with payouts tied to performance against pre-determined goals across a one-year performance period, which pays out 50% following the performance period and 50% a year later, subject to continued employment. The performance metric is 100% Incentive EPS. Payouts range from 0%-200% of a pre-determined target value
Performance-based program for Messrs. Happe, Hughes and Hazelton to incentivize Incentive EPS goals and provide a retention component
Proxy Statement for 2021 Annual Meeting 37

In connection with our acquisition of Grand Design, we entered into an employment agreement with Mr. Clark in November 2016, which expired per its terms on August 31, 2019. On June 19, 2019, we entered into an amended and restated employment agreement with Mr. Clark which extended his employment term to August 31, 2023. Under both the previous and current employment agreements, Mr. Clark is paid an annual base salary of $400,000, and is eligible to receive an incentive bonus pursuant to the pre-existing Grand Design Management Incentive Plan (the Grand Design MIP). Payment under the Grand Design MIP is 100% dependent on pretax net income performance of the Grand Design business, a part of our Towable segment. Any incentive bonus earned under the Grand Design MIP is payable as follows: 95% in cash and 5% in restricted stock units of the Company (fiscal 2020); 90% in cash and 10% in restricted stock units (fiscal 2021); and 85% in cash and 15% in restricted stock units (fiscal 2022). Any restricted stock units issued under the Grand Design MIP are subject to a 3-year vesting schedule. Mr. Clark is not eligible to participate in any other Winnebago Industries cash or stock incentive program.
Performance-based Pay Mix
Consistent with the committee’s commitment to a strong, positive link between our business objectives, our performance and our executive compensation practices, we have placed a significant emphasis on pay “at risk,” based on the achievement of established business objectives and shareholder value creation. In fiscal 2021, 85% of our CEO’s total target compensation and 77% of the average total target compensation of our other NEOs was performance-based pay, including annual incentive compensation and annual equity grants, with a significant emphasis on long-term performance and shareholder value creation. The following charts illustrate the components of our CEO’s fiscal 2021 total target compensation, as well as the components of the average total target compensation for our other NEOs in fiscal 2021, excluding Mr. Clark. Total target compensation includes current fiscal 2021 annualized base salary, target annual incentive compensation, and the grant date fair value of our annual equity grants made in fiscal 2021, as reported in the Summary Compensation Table (and excludes benefits and other compensation).

(1)	Excludes Mr. Clark.

Proxy Statement for 2021 Annual Meeting 38

Determination of Compensation
Role of the Human Resources Committee
The Human Resources Committee is responsible for reviewing and approving, on an annual basis, the corporate goals and objectives with respect to the compensation of all of our executive officers, as described in the committee's charter. The committee relies on its own review and the advice of its independent compensation consultant in establishing executive officer pay. The committee seeks the input of the CEO in making executive officer pay decisions for all executives other than himself, but the committee makes all decisions.
In October 2020, the committee approved annual incentive performance objectives for fiscal 2021 based upon the business plan for the year. In October 2020, the committee granted long-term incentive awards to our executive officers under the 2019 Omnibus Incentive Plan (the 2019 Plan), which was approved by the shareholders at the 2018 annual meeting, including annual LTIP performance share units, stock options, and restricted stock units, as well as certain PSUs specific to fiscal 2021. After the completion of fiscal 2021, the committee (i) approved 2021 annual incentive for our NEOs based on achievement of the performance objectives established at the beginning of the year, (ii) certified achievement of performance objectives with respect to the LTIP performance share awards granted to then-current executives in fiscal 2019 that had a performance period running from fiscal 2019-2021 and (iii) certified achievement of performance objectives for the PSUs specific to fiscal 2021.
Role of the Compensation Consultant
The Human Resources Committee retained Semler Brossy as its independent executive compensation consultant for fiscal 2021.
Retained by and reporting directly to the committee, Semler Brossy provided the committee with assistance in evaluating our executive compensation programs and policies, and, where appropriate, assisted with the revision of elements of the programs. Additionally, Semler Brossy performed the following activities to support the committee:
■	Reviewed annual and long-term incentive designs and assisted with determination of annual and long-term incentive awards, including fiscal 2021 payouts
■	Reviewed the total compensation program, including competitive peer group analysis and analysis of executive pay levels in relation to broader market survey data
■	Reviewed information provided to the committee by management
■	Developed recommendations with respect to CEO compensation decisions and provided advice to the committee on the compensation decisions affecting all executives, including the NEOs
■	Attended and participated in committee meetings as requested by the committee
■	Reported on compensation trends and best practices, plan design, and the reasonableness of individual compensation awards
■	Assisted the committee in reviewing the Board’s compensation annually and assessing its competitiveness relative to market
■
Assisted the committee in assessing the extent to which the Company’s compensation policies and practices promote reasonable and appropriate risk-taking behavior by management and avoid excessive risk-taking behavior

■	Provided a consultant independence and conflicts of interest assessment
■	Met with the committee and/or its members without management present
Semler Brossy did not provide any services to us other than those detailed above. The committee determined that no conflicts of interest exist with respect to Semler Brossy serving as an advisor to the committee. In making this determination, the committee considered various factors, including those set forth in the SEC’s and NYSE’s rules.
Proxy Statement for 2021 Annual Meeting 39

Role of Management
Our CEO and our other executive officers do not set their own compensation nor are they present when the committee sets their specific individual compensation. Our CEO provides his evaluation of each executive officer’s performance to the committee, and makes recommendations with respect to base salary and target incentives, incentive awards and equity awards for each executive officer other than himself. This recommendation is considered by the committee, which makes its own ultimate determinations.
Our human resources department provides additional analysis and guidance as requested by the committee related to NEO compensation, including the following:
■	Developing, summarizing and presenting information and analyses to enable the committee to execute its responsibilities, as well as addressing specific requests for information from the committee
■	Attending committee meetings as requested to provide information, respond to questions and otherwise assist the committee
■
Assisting the CEO in making preliminary recommendations of base salary structure, annual and LTIP program design and target award levels for the NEOs and other employees eligible to receive annual incentive awards.

Pay Positioning and Compensation Peers
When setting fiscal 2021 compensation, the Human Resources Committee focused on trying to set pay levels, in the aggregate, within a competitive range of the market median. Some roles may be higher or lower in the competitive range based on performance, tenure in role, or other internal considerations. Competitive market data is only one of several resources made available to the committee to assist it in setting executive compensation levels. The committee does not use the median as a formula to determine compensation or as a fixed target.
The committee establishes an individual annual bonus and equity incentive target opportunity for each NEO based on the committee’s evaluation of the executive’s experience, level and scope of responsibility and individual performance. Actual cash compensation may be more or less than the target opportunity as a result of performance under the incentive plan. Realized compensation from our equity-based awards may be more or less than the target opportunity as a result of our performance relative to the LTIP measures and our stock price performance.
In setting compensation, the committee compares base salaries, annual incentive opportunities and long-term compensation for the NEOs to a peer group of similarly sized companies (which we refer to collectively as our compensation peers). For fiscal 2021, the committee used the following set of companies that were determined to have similarly sized revenues and market values.
Compensation Peers
Altra Industrial Motion	Patrick Industries
Blue Bird	Polaris
Brunswick	REV Group
Cooper-Standard	Shyft (formerly known as Spartan Motors)
Donaldson Company	Standard Motor Products
Federal Signal	Tennant Company
Harley-Davidson	The Timken Company
Hyster-Yale	The Toro Company
LCI Industries	Thor Industries
Malibu Boats	Wabash National
Meritor
Proxy Statement for 2021 Annual Meeting 40

Based on a review conducted by Semler Brossy, the committee made the following changes to the peer group for setting compensation levels for fiscal 2022 with the intent to better reflect our current business dynamics:
Removed (2 companies)	Added (1 company)
BlueBird	Oshkosh
Shyft
In addition to peer group data, Semler Brossy collected market data from compensation surveys for executive positions where the scope of responsibilities for the Company’s executives was not comparable to the peer group named executive officers and where general industry survey data provided a better match for comparable positions in the market.
Fiscal 2021 NEO Compensation Decisions
Base Salary
We provide NEOs with base salary to compensate them for services rendered during the fiscal year. Base salary ranges for NEOs are determined for each executive based on the individual’s position and responsibilities. The base salaries of our executives are also determined by considering such factors as:
■	Experience of the executive
■	Time in position
■	Individual performance
■	Level of responsibility for the executive
■	Economic conditions, Company performance, financial condition and strategic goals
■	Competitive market data provided by the committee’s independent compensation consultant
In general, base salary determinations are considered each year as part of the committee’s review process as well as upon a promotion or other change in job responsibility. Base salary is also used as the basis for calculating annual and long-term incentive awards and in calculating payments that may be paid upon a change in control, as described below.
In October 2020, as a result of a review of performance, consideration of the above referenced factors, and with input from the independent compensation consultant and our CEO, the committee recommended and approved the following increases for fiscal 2021:
Name	Fiscal 2021 Salary ($)	Fiscal 2020 Salary ($)	Percentage Increase (%)
Michael J. Happe	900,000	900,000	—
Bryan L. Hughes	525,000	507,000	3.6
Huw S. Bower	550,000	N/A(1)	N/A
Donald J. Clark	400,000	400,000	—
Brian D. Hazelton	512,500	491,500	4.3
(1)	Mr. Bower joined the Company in October 2020.
Proxy Statement for 2021 Annual Meeting 41

Annual Incentive Plan - Officers’ Incentive Compensation Plan (OICP)
The OICP is designed to motivate and reward the successful completion of our annual performance goals as set by the Human Resources Committee. The amount of the participants’ incentive compensation earned for a given fiscal year is calculated under the OICP to be in direct proportion to our financial performance expressed as a percentage (financial factor) against compensation targets for each participant as determined by the committee. OICP awards are earned to the extent we meet or exceed annual financial targets as well as business unit and individual performance goals.
Each NEO, except for Mr. Clark, is eligible for a target award, denominated as a percentage of fiscal 2021 base salary. NEOs may earn from 0% of the target award under the OICP up to a maximum of 200% of the target award. In setting the target award percentages for the NEOs, the committee considers competitive data in the compensation peer studies, individual performance evaluations, and internal equity factors.
Fiscal 2021 OICP
Net sales, operating income, net working capital, and individual objectives related to each NEO’s particular responsibilities were chosen by the committee as the performance measurements under the OICP for fiscal 2021. The committee selected these as key performance metrics because they are closely aligned with the business strategy. These metrics are described further below.
Enterprise-wide financial performance metrics (65% of OICP for Messrs. Happe and Hughes):
■	Net Sales (40%) - focuses on overall enterprise and business unit growth and also drives customer focus
■	Operating Income (50%) - reinforces the importance of profitable growth across the Company
■	Net Working Capital (10%) - helps measure overall financial health of the Company
Business unit financial performance metrics (65% of OICP for Messrs. Bower and Hazelton):
■	Net Sales (40%) - focuses on business unit growth and also drives customer focus
■	Operating Income (40%) - reinforces the importance of profitable growth
■	Net Working Capital (20%) - helps measure overall financial health
Given the uncertainty associated with COVID-19, the committee approved structuring the fiscal 2021 OICP into two 6-month financial performance periods and one 12-month financial performance period representing the full fiscal year 2021. The OICP for the two 6-month financial performance periods were each weighted at 30% of the total OICP weighting, and the 12-month financial performance period was weighted at 40% of the total OICP weighting. The payout for each of the 6-month financial performance periods was “banked” and paid out following the end of the fiscal year, along with the payout results for the 12-month financial performance period. Employees had to be employed on the date of payment, following the end of the fiscal year, in order to receive any OICP payments.
For corporate NEOs, Messrs. Happe and Hughes, the OICP financial metrics were measured against enterprise-wide performance. For business unit heads, including Messrs. Bower and Hazelton, the OICP financial metrics were measured against specific business unit performance. Mr. Clark does not participate in the OICP.
Individual objectives (35% of the OICP for Messrs. Happe, Hughes, Bower and Hazelton) provide actionable and measurable objectives controllable by the individual to achieve financial and non-financial goals. The individual objectives were established for the full 12-month performance period.
Individual goals for our NEOs during fiscal 2021 included the following:
For Mr. Happe, to continue to strengthen an inclusive, high-performance culture, build exceptional outdoor lifestyle brands, create a lifetime of customer loyalty, drive operational excellence and portfolio synergy, and use technology and information to drive business growth.
Proxy Statement for 2021 Annual Meeting 42

For Mr. Hughes, to continue to build and grow the enterprise finance function, progress the strategic planning cycle, oversee process improvement and business intelligence opportunities and develop the information technology organization and vision.
For Mr. Bower, to oversee the restructuring of the motor home and towables businesses, develop strategic frameworks to evaluate the adjacency growth landscape, establish connectivity and electrification programs, and promote diversity, equity and inclusion.
For Mr. Hazelton, to drive brand and channel synergies for the motor home and towables businesses, optimize and automate business processes, enhance product strategy for the towables business and establish dedicated core teams and near-term objectives to support connectivity and electrification programs.
In October of 2021, the committee evaluated performance against the established OICP financial performance metrics and determined that the net sales and operating income metric thresholds were exceeded and that the net working capital metric was achieved, resulting in a 187% payout for these metrics.
The tables below reflect the fiscal 2021 OICP financial metric payout thresholds and targets for each period as well as our performance against these metrics ($ in thousands):
Enterprise-Wide Financial Performance Metrics (65% of the OICP for Messrs. Happe, Hughes, Bower and Hazelton) for the Full 12-Month Fiscal Year Period(1)(2)(3)
Metric	Weight	Threshold (25% Payout)	Target (100% Payout)	Maximum (200% Payout)	Fiscal 2021 Performance	Actual Payout % (Weighted)
Net Sales	40.0%	$ 2,637,200	$3,040,600 — 3,164,700	$3,412,900	$ 3,629,847	80.0%
Operating Income	50.0%	$ 169,800	$218,800 — 234,000	$ 260,300	$ 407,421	100.0%
Net Working Capital	10.0%	12.3%	10.9% — 10.5%	9.6%	11.2%	8.5%
Total Payout Percentage						188.5%
40% of Total Percentage						75.4%
(1)
Each of the NEOs, other than Mr. Clark, also has 35% of his target bonus opportunity tied to individualized annual objectives, which are assessed by the CEO (or, the committee, in the case of the CEO), and the proposed bonus amount is approved by the committee.

(2)
Messrs. Bower’s and Hazelton's financial performance is based upon the Winnebago Outdoors and Winnebago-branded RV business units, respectively; and the financial performance metrics are weighted: (1) 40% Net Sales; (ii) 40% Operating Income; and (iii) 20% Net Working Capital.

(3)	The 12-month fiscal year OICP period is weighted at 40% of the overall OICP weighting.
Enterprise-Wide Financial Performance Metrics (65% of the OICP for Messrs. Happe, Hughes, Bower and Hazelton) for the First Six-Month Fiscal Year Period(1)(2)(3)
Metric	Weight	Threshold (25% Payout)	Target (100% Payout)	Maximum (200% Payout)	Fiscal 2021 Performance	Actual Payout % (Weighted)
Net Sales	40.0%	$1,238,100	$1,427,458 — 1,485,722	$ 1,602,200	$1,633,017	80.0%
Operating Income	50.0%	$71,610	$93,490 — 97,500	$ 109,800	$ 184,989	100.0%
Net Working Capital	10.0%	14.4%	12.8% — 12.3%	11.3%	13.9%	4.8%
Total Payout Percentage						184.8%
30% of Total Percentage						55.4%
(1)
Each of the NEOs, other than Mr. Clark, also has 35% of his target bonus opportunity tied to individualized annual objectives, which are assessed by the CEO (or, the committee, in the case of the CEO), and the proposed bonus amount is approved by the committee.

(2)
Messrs. Bower’s and Hazelton’s financial performance is based upon the Winnebago Outdoors and Winnebago-Brand RVs business units, respectively; and the financial performance metrics are weighted: (i) 40% Net Sales, (ii) 40% Operating Income and (iii) 20% Net Working Capital.

(3)	The first 6-month fiscal year OICP period is weighted at 30% of the overall OICP weighting.
Proxy Statement for 2021 Annual Meeting 43

Enterprise-Wide Financial Performance Metrics (65% of the OICP for Messrs. Happe, Hughes, Bower and Hazelton) for the Second Six-Month Fiscal Year Period(1)(2)(3)
Metric	Weight	Threshold (25% Payout)	Target (100% Payout)	Maximum (200% Payout)	Fiscal 2021 Performance	Actual Payout % (Weighted)
Net Sales	40.0%	$1,399,100	$1,613,100 — 1,679,000	$1,810,600	$ 1,996,830	80.0%
Operating Income	50.0%	$ 98,200	$125,300 — 136,500	$ 150,500	$ 222,432	100.0%
Net Working Capital	10.0%	12.7%	11.2% — 10.8%	9.9%	11.8%	7.2%
Total Payout Percentage						187.2%
30% of Total Percentage						56.2%
(1)
Each of the NEOs, other than Mr. Clark, also has 35% of his target bonus opportunity tied to individualized annual objectives, which are assessed by the CEO (or, the committee, in the case of the CEO), and the proposed bonus amount is approved by the committee.

(2)
Messrs. Bower’s and Hazelton’s financial performance is based upon the Winnebago Outdoors and Winnebago-Brand RVs business units, respectively; and the Financial Performance metrics are weighted: (i) 40% Net Sales, (ii) 40% Operating Income and (iii) 20% Net Working Capital.

(3)	The second 6-Month Fiscal Year OICP period is weighted at 30% of the overall OICP weighting.
Enterprise-Wide Financial Performance Metrics (65% of the OICP for Messrs. Happe, Hughes, Bower and Hazelton) for all Three Performance Periods - Total Financial Results(1)(2)(3)
Actual Total Financial Payout % (Weighted)
Total Fiscal Year Financial Performance Metrics Payout Percentage	187.0%
(1)
Each of the NEOs, other than Mr. Clark, also has 35% of his target bonus opportunities tied to individualized annual objectives, which are assessed by the CEO (or, the committee, in the case of the CEO), and the proposed bonus amount is approved by the committee.

(2)
Messrs. Bower and Hazelton’s financial performance is based upon the Winnebago Outdoors and Winnebago-Brand RVs business units, respectively; and the financial performance metrics are weighted: (i) 40% Net Sales, (ii) 40% Operating Income and (iii) 20% Net Working Capital.

(3)	This represents the combined total payout results for the full-year performance period and the two 6-month performance periods.
The committee then considered and reviewed the CEO’s evaluation of each eligible NEO’s performance, other than himself. It determined that each of the participating NEOs outperformed expectations and earned his individual performance goal opportunity at a level of 105% of target for Mr. Bower, 110% of target for Mr. Hazelton and 107.5% of target for Mr. Hughes. The committee also determined, in its sole discretion, that Mr. Happe’s level of achievement of his individual objectives was 110% of target.
The following table reflects the fiscal 2021 year-end salary, target OICP percentage and dollar amounts, and actual OICP percentage and dollar amounts earned by the NEOs, each as approved by the committee. The calculated portion of the OICP payout related to achievement of the metrics set at the beginning of the fiscal year is reported in the Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” column.
		Fiscal 2021 Target OICP		Fiscal 2021 Actual OICP
Name	Fiscal 2021 Eligible Earnings	% of Salary	Target Award	% of Target	Payout
Michael J. Happe	$900,000	N/A(1)	$1,000,000	160.0	$1,600,000
Bryan L. Hughes	525,000	80.0%	420,000	159.2	668,535
Huw S. Bower	486,539	85.0%	413,558	156.0	645,254
Donald J. Clark(2)	N/A	N/A	N/A	N/A	N/A
Brian D. Hazelton	512,500	75.0%	384,375	159.1	611,694
(1)	Mr. Happe’s target OICP is set at the listed target award amount and is not calculated as a percent of his eligible earnings.
(2)
Mr. Clark does not participate in the OICP. For fiscal 2021, Mr. Clark received an incentive bonus of $10,119,403 under the Grand Design MIP that he participates in, which is an 83% increase compared to his fiscal 2020 bonus, based on the strong performance of Grand Design during fiscal 2021. Mr. Clark’s incentive under such plan is calculated as 3.5% of the pretax net income of Grand Design (before taking into account any bonus payments thereunder).

Proxy Statement for 2021 Annual Meeting 44

Fiscal 2021 Equity Awards
We recognize long-term incentive opportunity as an important element of the total executive compensation program for NEOs. Long-term incentives are intended to retain and motivate executives and to encourage a strong link between management objectives and shareholder long-term interests.
In fiscal 2021, we awarded long-term incentives under our 2019 Plan. We awarded equity in the form of annual LTIP performance share units, restricted stock units and stock options, as well as certain PSUs specific to fiscal 2021.
LTIP / Performance Share Units
Each year, the committee establishes a three-year performance plan to promote our long-term growth and profitability and to attract and retain executives by providing the officers an opportunity for an incentive award consisting of performance shares of the Company’s common stock. The amount of an NEO’s performance share incentive compensation for the three-year period is calculated to be in direct linear proportion to our measured financial performance expressed as a percentage against compensation targets as approved by the committee.
In general, the awards are based upon our financial performance as measured against the specific three-year plan established by the committee. The committee has established financial measurements and weightings for each specific three-year plan (as set forth in the following chart).
For the fiscal 2021-2023 LTIP performance share units, the committee selected the following Company performance metrics for Messrs. Happe, Hughes, Bower, and Hazelton(1):
Metric	Weight
Incentive ROIC	50%
Incentive EPS	50%
(1)
Mr. Hazelton served as SVP, Winnebago-brand RVs until his appointment to President, Newmar in August 2021, and has 50% of his fiscal 2021-2023 LTIP based upon the above Company performance metrics and 50% based upon the below Winnebago-branded RV performance metric.

For the fiscal 2021-2023 LTIP performance share units, the committee selected the following Winnebago-brand RV performance metrics for Mr. Hazelton(1):
Metric	Weight
Operating Income	100%
(1)
Mr. Hazelton served as SVP, Winnebago-brand RVs until his appointment to President, Newmar in August 2021, and has 50% of his fiscal 2021 -2023 LTIP based upon the above Company performance metrics and 50% based upon the below Winnebago-branded RV performance metric.

To calculate the cumulative Incentive EPS for the fiscal 2021-2023 LTIP, the after-tax impact of certain non-recurring expenses is added to the Company’s net income, and the resulting number is divided by the weighted average number of shares. The cumulative Incentive EPS for fiscal 2021 was adjusted to exclude the following: (i) the pretax transaction costs associated with the acquisition of Barletta, (ii) non-cash interest expense, (iii) the dilution impact of convertible notes which is economically offset by a call/spread overlay that was put in place upon issuance, and (iv) the tax effect of all of the foregoing adjustments, as applicable.
Proxy Statement for 2021 Annual Meeting 45

Given the financial challenges of establishing a three-year performance plan in a cyclical industry, the challenge of which has been enhanced given the uncertain COVID-19 environment, the committee decided to split the fiscal 2021-2023 LTIP into four measurement periods. Each of these four measurement periods have the financial performance metrics described above. The measurement periods and associated plan weighting are indicated below:
Measurement Period	Weight
Period 1: fiscal 2021 (financial performance measured against established fiscal 2021 financial plan)	25%
Period 2: fiscal 2021-2022 growth (financial performance measured against established fiscal 2021-2022 financial growth rates which contribute to overall fiscal 2021-2023 financial plan)	25%
Period 3: fiscal 2022-2023 growth (financial performance measured against established fiscal 2022-2023 financial growth rates which contribute to overall fiscal 2021-2023 financial plan)	25%
Period 4: fiscal 2021-2023 (financial performance measured against established fiscal 2023 financial plan)	25%
Following the completion of each of these measurement periods, the results are computed and the payout results are "banked" until the end of the fiscal 2023 performance period. Employees must be employed by the Company on the date of payout, following the end of the fiscal 2021-2023 performance period, to receive any payout. The number of performance shares that may be earned range from 0% to 200% of the target share amount.
Restricted Stock Units
NEOs were granted restricted stock units in fiscal 2021 that vest in three equal annual installments, beginning on the first anniversary of the grant date.
Stock Options
NEOs were granted stock options in fiscal 2021 that vest over three years in equal installments, beginning on the first anniversary of the grant date, and can be exercised over ten years.
Fiscal 2021 Performance Stock Units
For fiscal 2021, the committee made certain PSU grants to promote and reward executives for the achievement of fiscal 2021 Incentive EPS goals and to retain executives by providing the officers an opportunity for an incentive award consisting of PSUs, which vest over a two-year period, with 50% vesting in October 2021 and 50% vesting in October 2022. The amount of an NEO's performance stock unit incentive compensation for the period is calculated to be in direct linear proportion to our measured financial performance expressed as a percentage against compensation targets as approved by the committee.
For the PSU grants, the committee selected the following Company performance metric for Messrs. Happe, Hughes, and Hazelton (Messrs. Bower and Clark did not receive PSU grants)(1):
Metric	Weight
Incentive EPS	100%
(1)	Mr. Bower did not receive a PSU grant because he joined the Company in October 2020. Mr. Clark did not receive a PSU grant because he participates in the Grand Design MIP.
To calculate the Incentive EPS for the PSUs, the after-tax impact of certain non-recurring expenses is added to the Company’s net income, and the resulting number is divided by the weighted average number of shares. The Incentive EPS for fiscal 2021 was adjusted to exclude the following: (i) the pretax transaction costs associated with the acquisition of Barletta, (ii) non-cash interest expense, (iii) the dilution impact of convertible notes which is economically offset by a call/spread overlay that was put in place upon issuance and (iv) the tax effect of all of the foregoing adjustments, as applicable.
Proxy Statement for 2021 Annual Meeting 46

Fiscal 2021 Awards
The target value of the equity incentive awards granted to the NEOs in fiscal 2021 was as follows:
	Annual Awards
Name	LTIP / Performance Shares (50%)	Restricted Stock Units (35%)	Stock Options (15%)	Fiscal 2021 Performance Stock Units(1)	Fiscal 2021	Fiscal 2020	% Increase(2)
Michael J. Happe	$1,750,001	$1,224,990	$525,004	$599,989	$4,099,984	$3,100,000	32.3%
Bryan L. Hughes	328,139	229,675	98,433	210,004	866,252	557,700	55.3%
Huw S. Bower	494,987	1,496,524(3)	148,499	N/A	2,140,010	N/A	N/A
Donald J. Clark	N/A	275,774(4)	N/A	N/A	275,774	N/A	N/A
Brian D. Hazelton	294,682	206,290	88,408	190,007	779,395	540,650	44.2%
(1)	This reflects the fiscal 2021 PSUs, which have a one-year performance period and a two-year vesting schedule, with 50% vesting in October 2021 and 50% vesting in October 2022.
(2)	To perform this calculation, we assumed that the fiscal 2020 and fiscal 2021 equity awards were earned at target.
(3)	Mr. Bower’s restricted stock unit award reflects a new hire stock buyout grant which has pro-rata vesting over three years.
(4)	Under the terms of his employment agreement, Mr. Clark receives 10% of this Grand Design MIP award delivered in the form of restricted stock units.
Proxy Statement for 2021 Annual Meeting 47

Payout of the Fiscal 2019-2021 LTIP Cycle
For the fiscal 2019-2021 LTIP performance share units, the committee used the metrics of average Incentive ROIC and cumulative Incentive EPS, which are additional financial metrics separate from the metrics utilized under the OICP, as they provide another measurement of NEO effectiveness. The awards were determined based on our performance against these metrics. The payout scale provided for a minimum award of 0% of the shares granted and a maximum award of 200% of the shares granted. The table below reflects our performance against these metrics and the amount paid to eligible NEOs under the fiscal 2019-2021 LTIP performance share units:
Metric	Weight	Threshold (10% Payout)	Target (100% Payout)	Maximum (200% Payout)	Fiscal 2019-2021 Performance(1)	Actual Payout %
Three-year Average Incentive ROIC	50.0%	15.8%	18.8% - 20.8%	23.8%	17.60%	63.3%
Three-year Cumulative Incentive EPS	50.0%	$13.01	$15.45 - $17.07	$19.51	$14.70	72.5%
Total Payout Percentage						67.9%
(1)
When determining the level of actual performance, the committee excluded the impact of certain events not contemplated when creating the initial targets. The Incentive ROIC metric was adjusted for the LTIP to exclude the following: (i) the net financial impacts of the Newmar acquisition, (ii) the transaction costs associated with the acquisitions of Newmar and Barletta, (iii) the pretax inventory step-up costs related to the Newmar acquisition, (iv) restructuring costs and (v) the net assets of Newmar. The Incentive EPS metric was adjusted to exclude the following: (i) pretax acquisition-related costs, (ii) pretax inventory and step-up costs related to the Newmar acquisition, (iii) pretax non-cash interest expense, (iv) restructuring expense, (v) debt-issuance write-off, (vi) the dilution impact of convertible notes which is economically offset by a call/spread overlay that was put in place upon issuance, and (vii) the tax impact of the aforementioned adjustments, as applicable.

For the fiscal 2019-2021 LTIP performance share units, Messrs. Bower and Clark were not eligible to participate in the award. The target award and actual payout for the eligible participants is detailed below.
Name	Target Shares	Target Value(1)	Actual Shares	Actual Value(1)
Michael J. Happe	29,968	$ 949,986	20,348	$1,538,105
Bryan L. Hughes	8,003	$ 253,695	5,434	$ 410,756
Brian D. Hazelton	8,283	$262,571	5,624	$425,118
(1)
Target payout is valued at the closing market price of our common stock on the grant date as quoted on the NYSE, which was $31.70 (October 15, 2018). Actual payout is valued at the closing market price of our common stock on October 12, 2021, which was $75.59.

Achievement of Fiscal 2021 PSU Award Metric
For the fiscal 2021 PSUs, the committee selected the metric of Incentive EPS. The awards are earned based on our performance against this metric for fiscal 2021. The payout scale provided for a minimum award of 0% of the PSUs granted and a maximum award of 200% of the PSUs granted. The table below reflects our performance against this metric and the amount of the PSUs paid to eligible NEOs:
Metric	Weight	Threshold (25% Payout)	Target (100% Payout)	Maximum (200% Payout)	Fiscal 2021 Performance(1)	Actual Payout %
Incentive EPS	100.0%	$4.00	$4.36 - $4.71	$5.00	$8.59	200.0%
Total Payout Percentage						200.0%
(1)
When determining the level of actual performance, the committee excluded the impact of certain events not contemplated when creating the initial target. The Incentive EPS metric was adjusted to exclude the following: (i) the pretax transaction costs associated with the Barletta acquisition, (ii) non-cash interest expense, (iii) the dilution impact of convertible notes which is economically offset by a call/spread overlay that was put in place upon issuance and (iv) the tax effect of all of the foregoing adjustments, as applicable.

Messrs. Bower and Clark were not eligible for PSUs. The target award and actual payout for the eligible NEOs is detailed below:
Name	Target Shares	Target Value(1)	Actual Shares	Actual Value(1)
Michael J. Happe	11,011	$599,989	22,022	$ 1,664,643
Bryan L. Hughes	3,854	$210,004	7,708	$ 582,648
Brian D. Hazelton	3,487	$190,007	6,974	$527,165
Proxy Statement for 2021 Annual Meeting 48

(1)
Target payout is valued at the closing market price of our common stock on the grant date as quoted on the NYSE, which was $54.49 (October 13, 2020). Actual payout is valued at the closing market price of our common stock on October 12, 2021, which was $75.59.

Benefits
Our NEOs are eligible to participate in the same benefit plans designed for all our full-time employees. The basic insurance package includes health, dental, disability and basic group life insurance.
Except as specifically summarized in this Compensation Discussion and Analysis, we do not currently provide payments and benefits for NEOs following his or her retirement, including, but not limited to, tax-qualified defined benefit plans and supplemental executive retirement plans.
Profit Sharing and Deferred Savings and Investment Plan
We maintain a 401(k) plan, the Winnebago Industries, Inc. Profit Sharing and Deferred Savings and Investment Plan (the 401(k) Plan), which is a tax-qualified defined contribution plan maintained for the benefit of substantially all hourly and salaried employees, including our executives. The 401(k) Plan offers NEOs and all other employees the opportunity to defer a percentage of income that is a part of their base compensation, and effective January 1, 2021, employees may defer a percentage of income that is part of their base salary and incentive pay. Effective January 1, 2018, the Company matching contribution increased to $0.50 per $1.00 of employee contribution up to 6% of the base compensation deferred by employees (subject to IRS limits and non-discrimination testing), subject to a two-year, pro-rata vesting period for those employees hired after January 1, 2018. Approved in October 2020 and effective January 1, 2020, for all Winnebago Outdoors and Enterprise function employees, the Company matching contribution was increased to $1.00 per $1.00 of employee contribution for the first 1% of base compensation deferred and $0.50 per $1.00 of employee contribution for the next 5% of base compensation deferred by employees (subject in each case to IRS limits and non-discrimination testing) and also subject to a two-year, pro-rata vesting period for those employees hired after January 1, 2018. Although executives, including the NEOs, are eligible to participate in the 401(k) Plan, the application of the annual limitation on contributions under the Internal Revenue Code prevents executives from participating at the same level as non-executives. This compensation element is tax-deferred and is not intended to affect the value of any other compensation element.
Executive Deferred Compensation Plan (2007) (Non-Qualified Deferred Compensation Plan)
Under the Executive Deferred Compensation Plan (Deferred Compensation Plan), executive officers and certain key employees may annually choose to defer up to 50% of their salary and up to 100% of their cash incentive awards. The committee has determined that the Deferred Compensation Plan will have the same nominal investment options as the 401(k) Plan. The Company does not provide any matching contributions to the Deferred Compensation Plan.
Perquisites
We provide NEOs with limited perquisites that the committee believes are reasonable and consistent with the overall compensation program to better enable us to attract and retain superior employees for key positions. The committee periodically reviews the levels of perquisites and other personal benefits provided to NEOs. Based upon this periodic review, perquisites are awarded or adjusted on an individual basis. NEOs are not automatically awarded all, or in equal amounts, perquisites granted by the Company.
The perquisites provided to our NEOs include:
■	Executive Physical. To encourage executives to monitor and maintain good health, we pay for voluntary annual physical examinations for executives, including the NEOs.
■
Recreational Vehicle and Boat Use. Our executives, including NEOs, can use our recreational vehicles and boats on a periodic and temporary basis. We encourage the executive to have a first-hand understanding of the recreational vehicle lifestyle experienced by our customers and to provide the executive with the opportunity to evaluate product design and efficiency.

Proxy Statement for 2021 Annual Meeting 49

■	Car Allowance. A car allowance is provided as frequent travel is required.
■	Financial & Tax Planning. To address complex tax and financial situations, a tax and financial planning payment is provided.
Additional Compensation Policies
Stock Ownership Guidelines
The committee has adopted stock ownership guidelines for executives. In general, each executive has five years from the date he becomes an executive to accumulate the appropriate number of shares. In addition, each executive is required to retain 50% of any after tax shares received from the vesting of awards or exercise of stock options until his or her ownership guideline is met. The purpose of the guidelines is to encourage our executive officers to own and retain Company shares, thereby aligning their interests with our shareholders.
We review our stock ownership guidelines on a periodic basis. The table below describes the current ownership guidelines for the NEOs. Each of our NEOs has either met his stock ownership guideline goal or is on track to meet this goal within the prescribed five-year time frame.
	Stock Ownership Guideline
Name	% of Salary	Value
Michael J. Happe	500%	$4,500,000
Bryan L. Hughes	250%	1,312,500
Huw S. Bower	250%	1,375,000
Donald J. Clark	250%	1,000,000
Brian D. Hazelton	250%	1,281,250
Severance and Change in Control Arrangements
Employment Agreements
Mr. Happe and Mr. Clark are the only NEOs with individual employment agreements with the Company. In addition, these are the only agreements with NEOs that provide for severance following a termination of employment outside of a change in control of the Company.
If Mr. Happe is terminated by the Company without cause or terminates employment with the Company for good reason (as such terms are defined in his employment agreement), he is entitled to severance pay of his base salary for 12 months, health insurance for 12 months, and accrued unused vacation pay. Mr. Happe also is subject to one-year non-competition and non-solicitation covenants following termination of employment.
If Mr. Clark is terminated by the Company without cause or terminates employment with the Company for good reason (as such terms are defined in his employment agreement), he is entitled to severance pay of his base salary for 12 months and any earned but unpaid incentive bonus due under the Grand Design MIP through the fiscal quarter in which the termination occurred. Mr. Clark is subject to a non-compete and non-solicitation covenant that terminates upon the later of October 2021 or one year from cessation of employment.
Executive Change in Control Agreement
Each of the NEOs, including Mr. Happe and Mr. Clark, have also entered into an Executive Change in Control Agreement (CIC Agreement) with the Company.
The CIC Agreements generally provide that, in the event of a termination of the executive’s employment (for a reason other than death, disability, termination for cause or, under certain circumstances, a voluntary termination of
Proxy Statement for 2021 Annual Meeting 50

employment by the executive) within two years of a change of control, such executive will receive a severance only relative to salary and target annual incentives under the OICP (as well as annual COBRA premium cost) at a 2x multiple (or 3x, in the case of Mr. Happe only). The CIC Agreement for Mr. Clark provides that the severance benefit payable would be capped at $3,000,000.
The committee believes these agreements are an important part of the total executive compensation program because they protect our interest in the continuity and stability of the executive group. The committee also believes that these agreements reduce the executives’ interest in working against a potential change of control and help to keep them focused on minimizing interruptions in business operations by reducing any concerns they may have of being terminated prematurely and without cause during any ownership transition. See “Potential Payments upon Termination or Change in Control-Executive Change in Control Agreements” below for additional detail.
Insider Trading and Hedging
The Company's insider trading policy prohibits the unauthorized disclosure of any nonpublic information acquired in the workplace and the misuse of material nonpublic information (as defined in the policy) in securities trading. Additionally, our insider trading policy includes our policy on hedging and pledging, which is described in in the Corporate Governance section of this proxy statement under the heading “Anti-Hedging and Anti-Pledging.”
Clawback Policy
Our incentive compensation programs include “clawback” provisions for each of the OICP and LTIP programs, which also apply to the fiscal 2021 PSUs, which, in part, provide for the recoupment of incentive compensation payouts if payments are made based upon the achievement of financial results that are subsequently subject to a restatement due to material noncompliance with financial reporting requirements. In addition, our Executive Officer Incentive Compensation Recovery Policy (the Clawback Policy), provides for the recovery of incentive compensation from executive officers in certain circumstances. The Clawback Policy provides that the Company will require forfeiture or recovery of all or a portion of any incentive-based compensation awarded to an executive officer after the effective date of the policy in the event of certain financial restatements or certain misconduct.
Tax Considerations
Deductibility of Executive Compensation
Due to the enactment of the Tax Cuts and Jobs Act of 2017 in December 2017, compensation paid in fiscal 2019 and later years to our NEOs in excess of $1 million is not deductible under Section 162(m) of the Internal Revenue Code of 1986 (the Code) unless it qualifies for transitional relief applicable to certain binding, written performance-based compensation arrangements that were in place as of November 2, 2017. While our committee is mindful of the benefit to us of the deductibility, it believes that we should maintain flexibility in compensating our executive officers in a manner that best promotes our corporate objectives.
Section 409A of the Internal Revenue Code
Section 409A of the Code deals specifically with non-qualified deferred compensation plans. Although the Company makes no guarantees with respect to exemption from, or compliance with, Section 409A of the Code, we have designed all of our executive benefit plans and severance arrangements with the intention that they are exempt from, or otherwise comply with, the requirements of Section 409A of the Code.
Compensation-Related Risk Assessment
Our committee has analyzed the potential risks arising from our compensation policies and practices, and has determined that there are no such risks that are reasonably likely to have a material adverse effect on us.
Proxy Statement for 2021 Annual Meeting 51

Human Resources Committee Report
The Human Resources Committee of the Board has reviewed and discussed the foregoing Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the committee recommended to the Board that the Compensation Discussion and Analysis be included in the Annual Report on Form 10-K and this proxy statement.
Human Resources Committee:
John M. Murabito, Chair
Sara E. Armbruster
Robert M. Chiusano
Christopher J. Braun
Jacqueline D. Woods
Human Resources Committee Interlocks and Insider Participation
The current members of the Human Resources Committee, Mses. Armbruster and Woods and Messrs. Murabito, Chiusano and Braun, were not at any time during fiscal 2021 or at any other time a Winnebago Industries officer or employee, and no member had any relationship with the Company requiring disclosure under applicable SEC rules. No executive officer has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our Board or the Human Resources Committee during fiscal 2021.
Proxy Statement for 2021 Annual Meeting 52

Compensation Tables and Narrative Disclosure
Summary Compensation Table
The following tables set forth compensation information for our NEOs for services rendered in all capacities to Winnebago Industries and its subsidiaries in fiscal 2021, 2020, and 2019.
Name and Principal Position	Fiscal Year	Salary (1) ($)	Bonus ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	Changes in Pension Value and Non- qualified Deferred Compensation Earnings ($)	All Other Compensation(5) ($)	Total ($)
Michael J. Happe President, CEO	2021	900,000	—	3,574,980	525,004	1,600,000	—	49,202	6,649,186
	2020	739,423	—	2,634,999	464,992	500,000	—	31,354	4,370,768
	2019	691,346	11,731	1,425,000	475,000	138,269	—	34,484	2,775,830
Bryan L. Hughes CFO; Senior Vice President, Finance, IT and Strategic Planning	2021	525,000	—	767,819	98,433	668,535	—	45,914	2,108,367
	2020	469,267	46,980	524,786	83,647	216,106	—	34,506	1,375,292
	2019	473,183	27,746	380,532	126,844	70,997	—	36,084	1,115,386
Huw S. Bower(6) President, Winnebago Outdoors	2021	486,539	275,000	1,991,511	148,499	645,254	—	36,947	3,583,750
	2020
	2019
Donald J. Clark(7) President, Grand Design	2021	400,000	—	—	—	10,119,403(8)	—	—	10,519,403
	2020	400,000	—	—	—	5,515,397(9)	—	—	5,915,397
	2019	400,000	—	—	—	5,160,931	—	—	5,560,931
Brian D. Hazelton President, Newmar	2021	512,500	—	690,988	88,408	611,694	—	47,299	1,950,889
	2020	452,027	—	459,553	81,103	213,449	—	34,815	1,240,947
	2019	477,400	—	393,855	131,285	46,546	—	36,535	1,085,621
(1)
Represents actual base salary paid during fiscal 2020. Effective from April 1, 2020 through the remainder of fiscal 2020, the base salary of each of our NEOs (with the exception of Messrs. Bower and Clark) was reduced by 15%, or, in the case of Mr. Happe, 25%. These temporary reductions were approved by the Board and were taken in response to the economic disruption created by COVID-19. These reductions in base salary did not impact the calculation of incentive compensation or equity awards.

Proxy Statement for 2021 Annual Meeting 53

(2)	The table below illustrates the two categories of stock awards as presented above:
Name	Fiscal Year	Non- Performance- Based Restricted Stock Grant(a) ($)	Fiscal 2021 Performance Stock Units(b) ($)	LTIP / Performance Shares(c) ($)	Total Stock Awards ($)
Michael J. Happe	2021	1,224,990	599,989	1,750,001	3,574,980
	2020	1,084,991	—	1,550,008	2,634,999
	2019	475,000	—	950,000	1,425,000
Bryan L. Hughes	2021	229,675	210,004	328,139	767,819
	2020	245,929	—	278,857	524,786
	2019	126,844	—	253,688	380,532
Huw S. Bower(d)	2021	1,496,524	—	494,987	1,991,511
	2020	—	—	—	—
	2019	—	—	—	—
Donald J. Clark	2021	—	—	—	—
	2020	—	—	—	—
	2019	—	—	—	—
Brian D. Hazelton	2021	206,299	190,007	294,682	690,988
	2020	189,228	—	270,325	459,553
	2019	131,285	—	262,570	393,855
(a)
These amounts represent restricted stock and restricted stock units granted each computed in accordance with Accounting Standards Codification (ASC) 718. The grant date fair value of each of the awards was determined at the closing price of the Company's shares on the NYSE on the grant date without regard to estimated forfeitures related to service-based vesting conditions.

(b)
These amounts represent the grant date fair value computed in accordance with ASC 718 of the PSU specific to fiscal 2021. Assuming achievement of the maximum 200% of the target performance, the value of the PSUs would be: $1,199,979 for Mr. Happe; $420,009 for Mr. Hughes; and $380,013 for Mr. Hazelton.

(c)
These amounts represent the grant date fair value computed in accordance with ASC 718 of the LTIP / performance share awards. These amounts for fiscal 2021-2023 LTIP represent the values that are based on achievement of 100% of the target performance. Assuming achievement of the maximum 200% of target performance, the value of the fiscal 2021-2023 LTIP awards would be: $3,500,002 for Mr. Happe; $656,278 for Mr. Hughes; $989,974 for Mr. Bower; and $589,364 for Mr. Hazelton. Assumptions used in the calculation of the amounts reported in this column are included in Note 14, Stock-Based Compensation Plans, of the Notes to the Consolidated Financial Statements included in our 2021 Form 10-K.

(d)	Mr. Bower joined the Company in October 2020. Mr. Bower received a new hire RSU award which is included in the Non-Performance-Based Restricted Stock Grant column.
(3)
The amounts shown represent the aggregate grant date fair values of the option grants. Assumptions used in the calculation of the amounts reported in this column are included in Note 14, Stock-Based Compensation Plans, of the Notes to the Consolidated Financial Statements included in our 2021 Form 10-K.

(4)
These amounts represent actual annual incentive plan award payouts made in cash to NEOs under the 2019, 2020, and 2021 OICPs. In the case of Mr. Clark, these amounts do not represent award payouts under such OICPs, but instead represent award payouts under the pre-existing Grand Design MIP that he participates in. Mr. Bower elected to defer into the Deferral Compensation Plan 20% of his fiscal 2021 OICP that is eligible for deferral. Mr. Hughes elected to defer into the Deferral Compensation Plan 10% of his base salary and 100% of his fiscal 2021 OICP that is eligible for deferral and 25% of his annual incentive plan payout for fiscal 2020 and 2019.

Proxy Statement for 2021 Annual Meeting 54

(5)	Amounts reported in this column for fiscal 2021 include the following:
Name	Tax and Financial Planning ($)	Car Allowance ($)	Life Insurance Premiums STD & LTD ($)	Other ($)	401(k) Match ($)	Total All Other Compensation ($)
Michael J. Happe	7,800	17,992	15,535	—	7,875	49,202
Bryan L. Hughes	7,800	17,992	6,817	2,665(a)	10,150	45,914(b)
Huw S. Bower	7,800	17,992	2,602	—	8,553	36,947
Donald J. Clark	—	—	—	—	—	—
Brian D. Hazelton	7,800	17,992	8,236	—	10,004	47,299(b)
(a)	Represents tax gross-up payment made to Mr. Hughes in connection with the Company’s administrative error related to his non-qualified deferred compensation account.
(b)	The difference in the amount shown here and the sum of the other compensation elements included in this table reflects the amount paid for an executive physical.
(6)
Mr. Bower joined the Company in October 2020. He received a new hire stock award of 1,150,022 shares of restricted stock on October 12, 2020. He also received a sign-on bonus of $275,000 on October 12, 2020.

(7)
Under the terms of his amended employment agreement, Mr. Clark’s annual incentive plan payout under the Grand Design MIP paid out 90% in cash and 10% in restricted stock units. Both the cash and restricted stock units are reported under the Non-Equity Incentive Plan Compensation column.

(8)	The amount shown here includes $1,011,940 in restricted stock units awarded for fiscal 2021 performance pursuant to the Grand Design MIP.
(9)	The amount shown here includes $275,774 in restricted stock units awarded for fiscal 2020 performance pursuant to the Grand Design MIP.
Proxy Statement for 2021 Annual Meeting 55

Grants of Plan-Based Awards Table
The following table provides additional information relating to plan-based awards granted to our NEOs in fiscal 2021. All equity awards were granted under the 2019 Plan.
	Plan Name	Grant Date(5)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)
Name			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Michael J. Happe	2019 Plan	10/13/20								25,660	54.49	525,004
	2019 Plan	10/13/20							22,481			1,224,990
	2021 OICP		250,000	1,000,000	2,000,000
	2021-2023 LTIP	10/13/20				8,029	32,116	64,232				1,750,001
	2021 PSU(6)	10/13/20				2,753	11,011	22,022				599,989
Bryan L. Hughes	2019 Plan	10/13/20								4,811	54.49	98,433
	2019 Plan	10/13/20							4,215			229,675
	2021 OICP		104,516	418,062	836,124
	2021-2023 LTIP	10/13/20				1,506	6,022	12,044				328,139
	2021 PSU	10/13/20				964	3,854	7,708				210,004
Huw S. Bower	2019 Plan	10/13/20								7,258	54.49	148,499
	2019 Plan	10/13/20							6,359			346,502
	2019 Plan	10/12/20(8)							21,756			1,150,022
	2021 OICP		103,390	413,558	827,116
	2021-2023 LTIP	10/13/20				2,271	9,084	18,168				494,987
Donald J. Clark(7)	2019 Plan	10/13/20							5,061			275,774
Brian D. Hazelton	2019 Plan	10/13/20								4,321	54.49	88,408
	2019 Plan	10/13/20							3,786			206,299
	2021 OICP		95,564	382,255	764,510							—
	2021-2023 LTIP	10/13/20				1,352	5,408	10,816				294,682
	2021 PSU	10/13/20				872	3,487	6,974				190,007
Proxy Statement for 2021 Annual Meeting 56

(1)
Fiscal 2021 OICP targets annual performance against goals established by the committee. Awards under the fiscal 2021 OICP are payable in cash. The threshold, target and maximum amounts presented above represent amounts that could have been earned by our NEOs for fiscal 2021 under the fiscal 2021 OICP.

(2)
Fiscal 2021-2023 LTIP refers to our performance shares. For each of the NEOs except for Mr. Clark, the threshold, target and maximum amounts under the fiscal 2021-2023 LTIP represent potential performance share amounts that are measured over a three-year performance period from August 29, 2021 through August 26, 2023.

(3)	Consists of restricted stock units that vest one-third each year on the anniversary of the grant date.
(4)	The grant date fair value per share of the restricted stock was $54.49. The Black-Scholes grant date fair value per option award was $20.46.
(5)	The committee approved the fiscal 2021 OICP, fiscal 2021-2023 LTIP performance share and fiscal 2021 PSU awards on October 13, 2020, effective as of the beginning of fiscal 2021.
(6)
For each of the NEOs except for Messrs. Bower and Clark, the threshold, target and maximum amounts for the fiscal 2021 PSUs represent potential performance stock unit amounts that are measured over a one-year performance period from September 1, 2020 through August 28, 2021.

(7)	Mr. Clark is not eligible to participate in the OICP, LTIP or fiscal 2021 PSUs; however he remains eligible to participate in the Grand Design MIP.
(8)	The committee approved this award on August 21, 2020.
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
Executive Employment Arrangements
None of the current NEOs has an employment agreement except for Mr. Happe and Mr. Clark as previously discussed. However, all NEOs are party to a CIC Agreement that provides the executive with two-year (or three-year, in the case of Mr. Happe or $3,000,000 in the case of Mr. Clark) severance benefits in the event he ceased to be employed by the Company within two years of a change in control, as defined in the agreement. Discussion of the payouts provided for under various termination situations is set forth in the section “Potential Payments upon Termination or Change in Control” below.
Base Salary
In general, the committee annually reviews and adjusts base pay, in keeping with the overall objectives, pay philosophy and relative position with comparable companies, as discussed in more detail in the Compensation Discussion and Analysis.
Stock Awards
Grants of restricted stock units and stock options, the ASC 718 grant date fair value of which is disclosed in the Summary Compensation Table, begin vesting annually in increments of one-third beginning one year from the date of grant for restricted stock unit and stock option grants. Restricted stock unit grants and stock option awards are subject to earlier vesting in the event of a change in control or certain termination of employment scenarios, as set forth in the section “Potential Payments upon Termination or Change in Control” below.
Annual Incentive Plan
In addition to base salary, each NEO (other than Mr. Clark, who is eligible for a bonus as described in the Compensation Discussion and Analysis is eligible to receive, subject to the Company's achievement of certain financial performance metrics and the NEO's achievement of certain individual goals, a target annual incentive cash award equal to a percentage of his or her annual base salary, which is discussed in the Compensation Discussion and Analysis.
Long-Term Incentive Plans
This element of compensation, including payouts made in fiscal 2019, 2020, and 2021, is described in the Compensation Discussion and Analysis. Additionally, see the Compensation Discussion and Analysis for further information regarding the terms of awards reported in the Summary Compensation Table and the Grants of Plan-Based Awards Table and for discussions regarding incentive compensation awards and allocations between short-term and long-term compensation. See also “Additional Compensation Policies” above for information regarding officer stock ownership guidelines.
Proxy Statement for 2021 Annual Meeting 57

Outstanding Equity Awards at Fiscal Year-End Table
The following table provides information regarding the outstanding equity awards held by each of the NEOs as of August 28, 2021:
Name	Option Awards				Stock Awards		LTIP / Performance Shares
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(13)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Yet Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(14)
Michael J. Happe	10,000	—(1)	16.67	01/18/26
	13,300	—(2)	27.89	10/11/26
	17,000	—(3)	35.50	12/13/26
	28,015	—(4)	44.40	10/18/27
	28,551	14,280(5)	31.70	10/15/28
	9,139	18,278(6)	47.93	12/17/29
	—	25,660(7)	54.49	10/13/30
							29,968(9)	2,190,960
							32,339(10)	2,364,304
							32,116(11)	2,348,001
							11,011(12)	805,014
					4,995(5)	365,184
					15,091(6)	1,103,303
					22,481(7)	1,643,586
Bryan L. Hughes	8,373	—(4)	44.40	10/18/27
	7,624	3,814(5)	31.70	10/15/28
	1,644	3,288(6)	47.93	12/17/29
	—	4,811(7)	54.49	10/13/30
							8,003(9)	585,099
							5,818(10)	425,354
							6,022 (11)	440,268
							3,854(12)	281,766
					1,334(5)	97,529
					3,420(6)	250,036
					4,215(7)	308,159
Huw S. Bower	—	7,258(7)	54.49	10/13/30
	—				21,756(8)	1,590,581
					6,359(7)	464,906
							9,084(11)	664,131
Donald J. Clark	—	—	—	—	5,061(7)	370,010	—	—
Brian D. Hazelton	7,000	—(2)	27.89	10/11/26
	8,241	—(4)	44.40	10/18/27
	7,891	3,947(5)	31.70	10/15/28
	1,594	3,188(6)	47.93	12/17/29
	—	4,321(7)	54.49	10/13/30
							8,283(9)	605,570
							5,640(10)	412,340
							5,408(11)	395,379
							3,487(12)	254,935
					1,380(5)	100,892
					2,632(6)	192,426
					3,786(7)	276,794
Proxy Statement for 2021 Annual Meeting 58

(1)
Represents stock option granted on January 18, 2016 as a new hire grant under the Company's 2014 Omnibus Equity, Performance Award and Incentive Compensation Plan (the 2014 Plan), which vested with respect to 33% of the shares covered by the option on each of the first three anniversaries of the grant date.

(2)
Represents stock option granted on October 11, 2016 as an annual grant under the 2014 Plan, which vested with respect to 33% of the shares covered by the option on each of the first three anniversaries of the grant date.

(3)
Represents award granted on December 13, 2016 as a grant for the purchase of Grand Design RV, LLC under the 2014 Plan, which vested with respect to 33% of the shares covered by the option on each of the first three anniversaries of the grant date.

(4)
Represents award granted on October 18, 2017 as an annual stock or option grant under the 2014 Plan, which vested with respect to 33% of the shares covered by the stock or option grant on each of the first three anniversaries of the grant date.

(5)
Represents award granted on October 15, 2018 as an annual stock or option grant under the 2014 Plan, which will vest with respect to 33% of the shares on the first three anniversaries of the date of grant.

(6)
Represents award granted on December 17, 2019 as an annual stock or option grant under the 2019 Plan, which will vest with respect to 33% of the shares on the first three anniversaries of the date of grant.

(7)
Represents award granted on October 13 ,2020 as an annual stock option grant under the 2019 Plan, which will vest with respect to 33% of the shares on each of the first three anniversaries of the date of grant.

(8)
Represents award granted on October 12, 2020 as a new hire grant under the 2019 Plan, which will vest with respect to 33% of the shares covered by the stock award on each of the first three anniversaries of the date of grant.

(9)
Represents fiscal 2019-2021 LTIP at target, under the 2014 Plan for the three-year performance period beginning August 27, 2018 and ended August 30, 2021. Settled shares are subject to a one-year holding period.

(10)
Represents fiscal 2020-2022 LTIP at target, under the 2014 Plan for the three-year performance period beginning August 26, 2019 and ending August 28, 2022. Settled shares are subject to a one-year holding period.

(11)
Represents fiscal 2021-2023 LTIP at target, under the 2019 Plan for the three-year performance period beginning September 1, 2020 and ending August 28, 2023. Settled shares subject to one year holding period.

(12)
Represents the fiscal 2021 PSU awards at target under the 2019 Plan for the one-year performance period beginning September 1, 2020 and ended August 28, 2021. Shares vest 50% per year over the first two anniversaries of the date of grant.

(13)	Represents the value of unvested stock as of August 28, 2021 based on a closing stock price of $73.11.
(14)	Represents the value of unearned performance share awards at target as of August 28, 2021 based on a stock price of $73.11.
Option Exercises and Stock Vested Table
The following table provides the amounts received before payroll withholding taxes upon the exercise of options or similar instruments or the vesting of stock or similar instruments during fiscal 2021.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Michael J. Happe	—	—	25,847	1,454,330
Bryan L. Hughes	—	—	10,356	562,025
Huw S. Bower	—	—	—	—
Donald J. Clark	—	—	—	—
Brian D. Hazelton	—	—	6,610	369,004
(1)
Valued at the closing market price of the Company's common stock of $50.58 (May 15, 2020), $54.49 (October 13, 2020), $55.85 (October 15, 2020), $54.82 (October 18, 2020), $59.54 (December 17, 2020), and $50.58 (May 15, 2021) as quoted on the NYSE on the vesting dates.

Nonqualified Deferred Compensation
The following table summarizes non-qualified deferred compensation by NEOs during fiscal 2021.
Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)(1)	Aggregate Balance at Last FYE ($)(2)
Huw S. Bower	70,675(3)	—	—	—	70,675
Bryan L. Hughes	397,184(4)	—	33,802	9,248	574,970
(1)	Distribution reflects amount returned to Mr. Hughes from his account as part of the Section 409A correction procedures under the Code for an amount incorrectly deferred in the prior year.
(2)
Balance includes (i) $60,792 of Mr. Hughes’ annual incentive payout for fiscal 2018 that was previously reported in the Non-Equity Plan Compensation column, and (ii) $24, 681 of Mr. Hughes’ annual incentive payout for fiscal 2019 that was previously reported in the Non-Equity Incentive Plan Compensation column.

Proxy Statement for 2021 Annual Meeting 59

(3)
Represents 11% of Mr. Bower’s annual incentive plan payout for fiscal 2021 (which is equal to 20% of the payout related to the full 12-month fiscal year period component and the individual component, which were the only components eligible for deferral), which amount is included in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(4)
Consists of $33,317, representing 10% of Mr. Hughes’ base salary, which amount is included in the Salary column of the Summary Compensation Table, and $363,867, representing 54% of Mr. Hughes’ annual incentive plan payout for fiscal 2021 (which is equal to 100% of the payout related to the full 12-month fiscal year period component and the individual component, which were the only components eligible for deferral), which amount is included in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

Pursuant to the Deferred Compensation Plan, certain senior management and highly compensated employees may elect to defer up to 50% of their base salary and up to 100% of their annual cash bonus on a pretax basis. Each participant's account is credited with earnings (or, in the case of losses, deducted) on a tax-deferred basis. This deferral is separate, and in addition to, any contributions made into the Company's 401(k) Plan.
Potential Payments upon Termination or Change in Control
Executive Change in Control Agreements
In October 2018, the committee approved new CIC Agreements for certain executive officers including our NEOs (excluding Mr. Clark), in order to align the Company's practices with market standard practices among the Company's peers. These agreements became effective in November and December of 2018. Due to the unique nature of Mr. Clark's employment and compensation arrangements with the Company initially entered into in connection with the Grand Design acquisition, Mr. Clark's CIC Agreement was entered into effective as of September 1, 2019 in connection with his amended and restated employment agreement.
The purpose of the CIC Agreements is to reinforce and encourage executives to remain with the Company, to maintain objectivity and a high level of attention to their duties without distraction from the possibility of a change in control of the Company. The CIC Agreements provide that in the event of a change of control of the Company, as that term is defined in the CIC Agreements, the executive (provided such change in control occurs when the executive is in the employ of the Company) would receive, in the event he or she ceases to be employed by the Company within two years following a change in control of the Company (for a reason other than death, disability, termination for cause or, under certain circumstances, a voluntary termination of employment by the executive), a lump-sum equal to two (or three, in the case of Mr. Happe) times the annual salary and target annual incentives (as well as annual COBRA premium cost). In the case of Mr. Clark, the total severance benefit would be capped at $3,000,000. This multiple was arrived at by the committee after an analysis of certain compensation peers’ change in control agreements at the time these CIC Agreements were initially developed.
Under the CIC Agreements, a “change in control” generally refers to the acquisition by a person or group of beneficial ownership of 30% or more of the combined voting power of the Company’s voting securities, the Company's continuing directors ceasing to constitute a majority of its Board of Directors, or the consummation of a corporate transaction as defined below (unless immediately following such corporate transaction all or substantially all of the Company’s previous holders of voting securities beneficially own 50% or more of the combined voting power of the resulting entity in substantially the same proportions). A “corporate transaction” generally means (i) a sale or other disposition of all or substantially all of the assets of the Company, or (ii) a merger, consolidation, share exchange or similar transaction involving the Company.
The CIC Agreements also include a “net best” provision providing that the amount of any severance payments and benefits that the NEO otherwise would be entitled to receive would be reduced to the extent necessary to avoid the excise tax under the Code, but only if such reduction would result in the executive retaining a greater amount of such payments and benefits on an after-tax basis than had no reduction been made. The calculations in the table below do not reflect any reduction that may apply as a result of this provision.
Annual Incentive Plan Payments
A participant must be employed by the Company as of the bonus payment date to be eligible for annual incentive payments, except for a change in control as described below or as otherwise determined by the committee in its discretion upon retirement, disability and death.
In the event of a change in control (as defined in the applicable OICP), participants are entitled to receive payouts of awards within 15 days of the effective date of the change in control in an amount equal to the greater of the actual level of performance (if determinable) and target if the participant's employment is terminated and the award is not assumed by the successor or is otherwise discontinued.
Proxy Statement for 2021 Annual Meeting 60

2014 and 2019 Incentive Compensation Plan Payments
Long-Term Incentive Plan Payments
In the event of a change of control (as defined in the applicable plan or award agreement) participants are entitled to receive awards within 15 days of the effective date of the change in control. For fiscal 2019 and later, the amount paid is the pro rata portion of the greater of the actual level of performance (if determinable) or target. Payment is dependent upon participant's termination of employment if the award is not assumed by the successor or is otherwise discontinued. A participant must be employed by the Company at the end of the three-year fiscal period to be eligible for any long-term incentive award, except in cases of: death and termination due to disability (which each would result in a payment at target or, in the discretion of the committee, based on actual results), or a change in control as described above or as waived by the committee.
Restricted Stock and Restricted Stock Units
Pursuant to award agreements entered into by each NEO, unvested awards of restricted stock or restricted stock units will immediately vest to NEOs if the NEO's termination of employment is due to his or her death or disability (as defined in the applicable plan).
In addition, any restricted stock units awarded beginning in fiscal 2019 that are not vested under the 2014 Plan or the 2019 Plan, as applicable, vest upon the occurrence of a participant's termination following a change in control (as defined in the applicable plan or award agreement) if the award is not assumed by the successor or is otherwise discontinued. In all other circumstances, in the event that a NEO ceases to be employed by the Company or any subsidiary, any unvested awards held by such grantee will terminate and thereafter be null and void.
Stock Options
Pursuant to the stock option agreements entered into by certain of our NEOs prior to fiscal 2019, unvested options will vest upon a change in control (as defined in the 2014 Plan) of the Company, while in the case of unvested options awarded beginning in fiscal 2019 under the 2014 Plan or 2019 Plan, as applicable, vesting occurs after a participant's termination following a change in control (as defined in the applicable award agreement or 2019 Plan) if the award is not assumed by the successor or is otherwise discontinued. In the event that a NEO ceases to be employed by the Company, stock options held by such NEO will vest as follows:
■
if the NEO's termination of employment is due to his or her disability, the stock options become vested in full and immediately exercisable for a period of ten years after any stock option grant date for non-qualified stock options (or in the case of options granted in fiscal 2019 or after, for a period of one year after termination); and

■
if the NEO's termination of employment is due to his or her death, the options will become vested in full and immediately exercisable by the NEO's estate or legal representative for a period of ten years after any stock option grant date for non-qualified stock options (or in the case of options granted beginning fiscal 2019 or thereafter, for a period of one year after death).

In the event that a NEO ceases to be employed by the Company other than because of a change in control, disability or death, any outstanding stock options held by the NEO which have not vested as of the date of termination of employment will terminate.
Proxy Statement for 2021 Annual Meeting 61

Estimated Change in Control or Termination Payments and Benefits at the End of Fiscal 2021
The following table reflects the payments and benefits payable to each of the NEOs in the event of a termination of the executive's employment under several different circumstances. The amounts shown assume that termination was effective as of August 28, 2021, at the executive's compensation and service levels as of that date and are estimates of the amounts that would be payable to the NEOs in each scenario. The amounts do not include benefits paid by insurance providers under life and disability policies or payments and benefits provided on a non-discriminatory basis to employees upon a termination of employment. The actual amounts to be paid out can only be determined at the time of an executive's actual separation from the Company. Factors that could affect the nature and the amounts paid on termination of employment, among others, include the timing of event, compensation level, the market price of the Company's common stock and the executive's age.
Name	Severance(1) ($)	Annual or Management Incentive Plan(2) ($)	LTIP / Performance Shares(3) ($)	Restricted Stock- Unvested and Accelerated(4) ($)	Stock Options- Unvested and Accelerated(5) ($)
Michael J. Happe
Retirement(6) or Voluntary Separation	—	—	—	—	—
Involuntary Termination for Cause	—	—	—	—	—
Termination without Cause	926,711	—	—	—	—
Termination for Good Reason	926,711	—	—	—	—
Change of Control(7):
Without Termination	—	—	—	—	—
Termination Without Cause/Good Reason	5,780,132	1,600,000	7,809,975	3,112,073	1,529,364
Death	—	—	7,809,975	3,112,073	1,529,364
Disability	—	—	7,809,975	3,112,073	1,529,364
Bryan L. Hughes
Retirement(6) or Voluntary Separation	—	—	—	—	—
Involuntary Termination for Cause	—	—	—	—	—
Change of Control(7):
Without Termination	—	—	—	—	—
Termination Without Cause/Good Reason	1,939,908	668,535	1,826,434	655,724	330,310
Death	—	—	1,826,434	655,724	330,310
Disability	—		1,826,434	655,724	330,310
Huw S. Bower
Retirement(6) or Voluntary Separation	—	—	—	—	—
Involuntary Termination for Cause	—	—	—	—	—
Change of Control(7):
Without Termination	—	—	—	—	—
Termination Without Cause/Good Reason	2,088,664	645,254	664,131	2,055,488	135,144
Death	—	—	664,131	2,055,488	135,144
Disability	—		664,131	2,055,488	135,144
Proxy Statement for 2021 Annual Meeting 62

Name	Severance(1) ($)	Annual or Management Incentive Plan(2) ($)	LTIP / Performance Shares(3) ($)	Restricted Stock- Unvested and Accelerated(4) ($)	Stock Options- Unvested and Accelerated(5) ($)
Donald J. Clark
Retirement(6) or Voluntary Separation	—	—	—	—	—
Involuntary Termination for Cause	—	—	—	—	—
Termination without Cause	10,519,403	—	—	—	—
Termination for Good Reason	10,519,403	—	—	—	—
Change of Control(7):
Without Termination	—	—	—	—	—
Termination Without Cause/Good Reason	3,000,000	—	—	370,010	—
Death	—	—	—	370,010	—
Disability	—	—	—	370,010	—
Brian D. Hazelton
Retirement(6) or Voluntary Separation	—	—	—	—	—
Involuntary Termination for Cause	—	—	—	—	—
Change of Control(7):
Without Termination	—	—	—	—	—
Termination Without Cause/Good Reason	1,847,414	611,694	1,728,759	570,112	324,176
Death	—	—	1,728,759	570,112	324,176
Disability	—	—	1,728,759	570,112	324,176
(1)
For Messrs. Happe and Clark, the Involuntary Termination without Cause or Termination for Good Reason before a Change in Control reflects one year of base salary and, in the case of Mr. Happe, an amount for COBRA. For all NEOs, the Change in Control severance equals an amount equal to two times (or three times in the case of our CEO) base salary and target annual incentive (as well as annual COBRA premium cost). In the case of Mr. Clark, the total severance benefit for a Change in Control termination is capped at $3,000,000.

(2)	Represents the NEOs' actual annual incentive payout pursuant to the 2021 OICP (other than Mr. Clark) or 2021 Grand Design MIP (Mr. Clark).
(3)
Represents the LTIP incentive achieved pursuant to the fiscal 2021 PSUs and fiscal 2019-2021 LTIP, except by a termination pursuant to a Change in Control, which includes the full amount payable under the fiscal 2019-2021 LTIP and the target amount estimated to be payable under the fiscal 2020-2022 LTIP and the fiscal 2021-2023 LTIP. Shares earned under the LTIP plans are subject to a one-year holding period post-vesting.

(4)	Represents the intrinsic value of stock grants based on our closing stock price of $58.41 per share on August 28, 2021, the last day of fiscal 2021.
(5)	Represents the intrinsic value of stock options based on our closing stock price of $58.41 per share on August 28, 2021, the last day of fiscal 2021.
(6)
Retirement under certain of the 2014 Plan award agreements is defined as attaining age 60 and five or more years of service with the Company. Retirement under the 2019 Plan awards does not trigger automatic acceleration of such awards.

(7)
The term “Change of Control” as used here is the term as defined in the 2014 Plan applicable to all awards granted prior to the fiscal 2019 equity awards. Beginning with our fiscal 2020 equity awards, under the 2019 Plan, the definition of “Change in Control” was updated to include, among other things, a double trigger mechanism.

Proxy Statement for 2021 Annual Meeting 63

CEO Pay Ratio Disclosure
As a result of rules adopted by the SEC under the Dodd-Frank Act, the SEC requires disclosure of the ratio of the median employee’s annual total compensation to that of the principal executive officer (PEO). The Company’s PEO is Mr. Happe, our President and CEO.
As of our measurement date of August 28, 2021, our employee population including all full-time, part-time and temporary workers, consisted of approximately 6,532 individuals, all of whom worked in the United States.
To identify the median employee, as well as determine the annual total compensation of the median employee, we used the following methodology and consistently applied material assumptions, adjustments and estimates.
■
We compared the payroll data for our employee population described above (minus our PEO) using a compensation measure consisting of base pay related wages and incentive pay paid during fiscal 2021. Base pay related wages includes the amount of base salary the employee received during the year and all other pay elements related to base pay including, but not limited to, holiday pay, paid time off, overtime and shift differentials. We also included cash bonuses and commissions paid during the fiscal year, but we excluded equity grants and any adjustments for the value of benefits provided.

■	We annualized the base pay related wages and incentive pay of all full-time and part-time employees who were hired by the Company and its subsidiaries between August 30, 2020 and August 27, 2021.
■	Based upon base pay related wages and incentive pay of each employee, we identified a median employee and calculated that employee’s annual total compensation.
■
We determined annual total compensation, including any perquisites and other benefits, in the same manner that we determine the annual total compensation of our PEO for purposes of the Summary Compensation Table disclosed above.

This resulted in the median employee’s annual total compensation as shown below.
Annual Total Compensation of Median Employee	$ 60,746
Annual Total Compensation of PEO (Mr. Happe)	$6,649,186
Based on this information for fiscal 2021, we reasonably estimate that the ratio of our CEO’s annual total compensation to the annual total compensation of our median employee was 109 to 1. Our pay ratio estimate has been calculated in a manner consistent with Item 402(u) of Regulation S-K.
The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to our pay ratio reported above.
Proxy Statement for 2021 Annual Meeting 64

Equity Compensation Plan Information
Information with respect to shares of our common stock that may be issued under our existing equity compensation plans as of August 28, 2021 are as follows:
	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2) ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in (a))
Equity compensation plans approved by shareholders - 2004 Plan	6,500(3)	—	—
Equity compensation plans approved by shareholders - 2014 Plan	363,311(4)	34.54	—
Equity compensation plans approved by shareholders - 2019 Plan	506,671(5)	51.32	4,002,279(6)
Equity compensation plans approved by shareholders – ESPP	—(7)	—	104,511(8)
Equity compensation plans not approved by shareholders(9)	37,999(10)	—	—(11)
Total	914,481		4,035,636
(1)	Number of securities to be issued in the table are shown in whole numbers.
(2)	Represents the weighted average exercise price of outstanding stock options only. Restricted share awards do not have an exercise price so weighted average is not applicable.
(3)	Represents unvested share awards granted under the 2004 Incentive Compensation Plan (2004 Plan). No new grants may be made under the 2004 Plan.
(4)	Represents stock options and unvested stock awards granted under the 2014 Plan. The 2014 Plan replaced the 2004 Plan effective January 1, 2014.
(5)	Represents stock options and unvested stock awards granted under the 2019 Plan, which replaced the 2014 Plan effective on December 11, 2018.
(6)	Represents shares available for grant of awards under the 2019 Plan as of August 28, 2021.
(7)	Represents unvested stock awards granted under the Winnebago Industries, Inc. Employee Stock Purchase Plan (ESPP).
(8)	Represents shares available for issuance under the ESPP as of August 28, 2021.
(9)
Our sole equity compensation plan not previously submitted to our shareholders for approval is the Directors' Deferred Compensation Plan. The Board may terminate the Directors' Deferred Compensation Plan at any time. If not terminated earlier, the Directors' Deferred Compensation Plan will automatically terminate on June 30, 2023.

(10)
Represents shares of common stock issued to a trust which underlie stock units, payable on a one-for-one basis, credited to stock unit accounts as of August 28, 2021 under the Directors' Deferred Compensation Plan.

(11)
The table does not reflect a specific number of stock units which may be distributed pursuant to the Directors' Deferred Compensation Plan. The Directors' Deferred Compensation Plan does not limit the number of stock units issuable thereunder. The number of stock units to be distributed pursuant to the Directors' Deferred Compensation Plan will be based on the amount of the director's compensation deferred and the per share price of our common stock at the time of deferral.

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Proposal 3 – Ratification of the Appointment of Independent Registered Public Accountant for the Fiscal Year Ending August 27, 2022
Deloitte & Touche LLP (Deloitte) was appointed by the Audit Committee as our independent registered public accountant for the fiscal year ending August 27, 2022. We are asking our shareholders to ratify the appointment of Deloitte, who has served as our independent registered public accountant for over 25 years. Representatives of the firm will be present at the Annual Meeting and will be given the opportunity to make a statement if they so desire and will be available to respond to any shareholder questions that may be asked. For a description of the fees for services rendered by Deloitte in fiscal 2020 and fiscal 2021, and a description of our policy regarding the approval of independent registered public accountant provision of audit and non-audit services, see “Independent Registered Public Accountant’s Fees and Services” below.
Although ratification by the shareholders is not required by law, the Board has determined that it is desirable to request approval of this selection by the shareholders. In the event the shareholders fail to ratify the appointment, the Audit Committee will consider this factor when making any determination regarding Deloitte. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the Company's best interests and those of its shareholders.
Passage of the proposal requires the affirmative vote of a majority of the shares entitled to vote on the proposal and represented in person or by proxy at the Annual Meeting at which a quorum is present.
✔
YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING AUGUST 27, 2022.

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Report of the Audit Committee
The Audit Committee serves as the representative of the Board for general oversight of our financial accounting and reporting, systems of internal control and audit process, and monitoring compliance with laws, regulations, and standards of business conduct.
Management is responsible for the financial statements and the reporting process, including the system of internal controls.
We retained PricewaterhouseCoopers LLP (PwC) to act as our internal audit function. In this role, PwC assisted management with completing its assessment of our internal controls over financial reporting by testing and reviewing our internal control processes. Deloitte, our independent registered public accountant, is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States and an assessment of our internal controls over financial reporting in accordance with the standards of the United States Public Company Accounting Oversight Board (PCAOB).
The Audit Committee reviews the Company's financial reporting process on behalf of the Board. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the Company's audited financial statements to be included in the 2021 Form 10-K with management and the independent accountants. The Audit Committee reports as follows:
■	The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended August 28, 2021 with the Company’s management.
■	The Audit Committee has discussed with Deloitte the matters required to be discussed by the applicable requirements of the PCAOB and the SEC.
■
The Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence, and has discussed with Deloitte its independence.

Based on the review and discussion referred to in the bullet points above, the Audit Committee recommended to the Board that the audited financial statements be included in our 2021 Form 10-K, for filing with the SEC.
The Audit Committee
Richard D. Moss, Chair
Maria F. Blase
Kevin E. Bryant
William C. Fisher
The foregoing report of our Audit Committee will not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act or the Exchange Act, except to the extent that we incorporate the report by reference in any such document.
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Independent Registered Public Accountant’s Fees and Services
The following table presents fees for professional audit services rendered by Deloitte for the audit of our annual financial statements for fiscal years ended August 28, 2021 and August 29, 2020, and fees billed for other services rendered by Deloitte during those periods.
	Fiscal 2021 ($)	Fiscal 2020 ($)
Audit Fees(1)	1,528,000	1,745,000
Audit-Related Fees(2)	34,000	30,000
Tax Fees(3)		22,500
All Other Fees	—	—
Total	1,562,000	1,797,500
(1)
Represents fees for professional services provided for the audit of our annual financial statements, the audit of our internal control over financial reporting, review of our interim financial information and review of other SEC filings.

(2)	Represents fees for professional services provided for the audit of our benefit plan and due diligence services.
(3)	Represents fees for professional services related to tax compliance and tax planning.
The Audit Committee considered whether the provision of tax, benefit plan audit and all other accounting consulting services by Deloitte are compatible with maintaining its independence and concluded that the independence of Deloitte is not compromised by the provision of such services.
Policy Regarding the Approval of Independent Registered Public Accountant Provision of Audit and Nonaudit Services
The Audit Committee charter requires the committee to pre-approve the audit and non-audit fees and services that may be provided by Deloitte, our independent registered public accountant, to us. The Audit Committee consults with management but does not delegate these responsibilities, except that pre-approvals of nonaudit services may be delegated to a single member of the committee, who then informs the entire committee of the engagement of such services. The Audit Committee pre-approved under that policy all of the audit and non-audit fees and services provided by Deloitte for fiscal 2021 and 2020.
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Proposal 4 – Approval of the Reincorporation of the Company from Iowa to Minnesota
On October 13, 2021, the Board approved a proposal to change the state of incorporation of the Company from Iowa to Minnesota (the Reincorporation), subject to the approval of the Company’s shareholders.
Summary
Assuming that shareholder approval of the Reincorporation is obtained and the Reincorporation becomes effective:
■
the affairs of the Company will cease to be governed by the Iowa Business Corporation Act (the IBCA), the Company’s existing Articles of Incorporation (the Iowa Articles), and the Company’s existing By-Laws (the Iowa By-Laws), and the affairs of the Company will become subject to the Minnesota Business Corporation Act (the MBCA), the new Articles of Incorporation and the new Bylaws, as more fully described below;

■
the resulting Minnesota corporation (the Minnesota Company) will be for all purposes the same entity as the Company and, specifically, (i) all property owned by, and every contract right possessed by, the Company will be the property and contract rights of the Minnesota Company, and (ii) all debts, obligations and other liabilities of the Company will be the debts, obligations, and other liabilities of the Minnesota Company;

■
each outstanding share of the Company’s common stock will be reclassified into shares of the Minnesota Company’s common stock, and each outstanding option, warrant or other right to acquire shares of the Company’s common stock will continue to be an outstanding option, warrant or other right to acquire shares of the Minnesota Company’s common stock on the same terms;

■
each employee benefit plan, incentive compensation plan or other similar plan of the Company will continue to be an employee benefit plan, incentive compensation plan or other similar plan of the Minnesota Company without change; and

■	each director and officer of the Company will continue to hold his or her respective office with the Minnesota Company.
We intend to effect the Reincorporation by a domestication under Iowa law and a conversion under Minnesota law. We will effect the Reincorporation by filing Articles of Conversion, substantially in the form attached hereto as Appendix A (the Articles of Conversion), and the proposed Articles of Incorporation of the Minnesota Company, substantially in the form attached hereto as Appendix B (the Minnesota Articles of Incorporation), with the Minnesota Secretary of State and by filing Articles of Domestication (the Articles of Domestication), substantially in the form attached hereto as Appendix C, with the Iowa Secretary of State. In order to file the Articles of Domestication, shareholders must approve the Plan of Reincorporation attached hereto as Appendix D. The Minnesota Company would also adopt the proposed bylaws, in substantially the form attached hereto as Appendix E (the Minnesota Bylaws).
The approval by our shareholders of this Reincorporation will constitute approval of the Plan of Reincorporation, the Minnesota Articles of Incorporation and the Minnesota Bylaws. The Company expects to file the Articles of Domestication with the Iowa Secretary of State and the Articles of Conversion and the Minnesota Articles of Incorporation with the Minnesota Secretary of State following approval of the Reincorporation by our shareholders. As indicated in the Articles of Domestication and the Articles of Conversion, the Reincorporation is proposed to become effective January 1, 2022 if approved by our shareholders.
The Reincorporation will not affect the trading of the shares of the Company’s common stock, which will continue to trade on the New York Stock Exchange under the symbol “WGO” without interruption and with the same CUSIP number. The Minnesota Company will continue to file periodic reports and other documents as and to the extent required by the rules of the SEC. Shareholders who own shares of the Company’s common stock that are freely tradeable prior to the Reincorporation will continue to have freely tradeable shares in the Minnesota Company after the Reincorporation, and shareholders holding restricted shares of the Company’s common stock prior to the
Proxy Statement for 2021 Annual Meeting 69

Reincorporation will continue to hold their shares in the Minnesota Company after the Reincorporation subject to the same restrictions on transfer to which their shares are presently subject. In summary, the Reincorporation will not change the respective positions under federal securities laws of the Company or our shareholders.
The Company is not required to obtain any regulatory approvals in advance of the Reincorporation, and the Reincorporation will not have any material accounting, financial or tax impacts on the Company.
Reasons for Reincorporation
Our Board believes that the choice of state domicile is important because state corporate law governs the internal affairs of a corporation. Management and boards of directors of corporations look to state corporate law and judicial interpretations of state law to guide their decision-making on many key issues, including appropriate governance policies and procedures, satisfaction of fiduciary obligations to shareholders, compliance with financial and legal requirements in the corporation’s business operations, and consideration of key strategic transactions for the corporation, including financings, mergers, acquisitions, and divestitures.
Our Board considered several factors in reaching this decision, most significantly that very few public companies are incorporated in Iowa and that other states have been more active in evolving and interpreting their state corporate laws. In determining the state into which the Company should reincorporate, the Board considered both Delaware and Minnesota and recommends reincorporating in Minnesota.
As previously announced, the Company is moving its corporate headquarters to Minnesota. The Board believes that its management, directors and future officer and director candidates are more familiar with Minnesota law than Iowa law because more large public companies are incorporated in Minnesota than Iowa. As a result, there is also more case law construing Minnesota law than Iowa law, which generally serves to enhance relative clarity and predictability of many areas of corporate law. The Board believes that the Company will be able to more efficiently obtain professional advice by conforming its state of incorporation to the location of its principal executive offices. In addition, Minnesota law contains several provisions that are similar to those currently applicable to the Company under Iowa law, including rights of certain shareholders to call special meetings and authority for the Board to consider interests of customers, employees and other constituents in certain Board decisions. As a result, although there are differences between the rights of shareholders under the laws of Iowa and Minnesota, the Board believes that the rights afforded to shareholders of a Minnesota corporation are generally equivalent to those afforded to shareholders of the current Iowa corporation. Furthermore, Minnesota does not charge franchise taxes like Delaware does.
After careful consideration of these factors, the Board believes that it is in the best interests of the Company and our shareholders to effectuate the Reincorporation.
Changes as a Result of Reincorporation
If this Reincorporation proposal is approved, the Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below in the section entitled “Comparison of the Company’s Shareholders’ Rights Before and After the Reincorporation.” The Reincorporation is not expected to affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Minnesota Company. The Reincorporation itself will not result in any change in headquarters, business, jobs, management, location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation) of the Company, although the Company separately announced that it is moving its headquarters and principal executive offices from Iowa to Minnesota effective December 1, 2021. Further, the directors and officers of the Company will continue to hold their respective offices with the Minnesota Company, and the subsidiaries of the Company immediately prior to the Reincorporation will be the subsidiaries of the Minnesota Company immediately after the Reincorporation.
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The Plan of Reincorporation
The Reincorporation will be effected pursuant to the Plan of Reincorporation. The Plan of Reincorporation provides that the Company will domesticate and convert into a Minnesota corporation and will be subject to the provisions of the MBCA. By virtue of the Reincorporation, (i) all property owned by, and every contract right possessed by the Company will be the property and contract rights of the Minnesota Company, and (ii) all debts, obligations and other liabilities of the Company will be the debts, obligations, and other liabilities of the Minnesota Company.
If this Reincorporation proposal is approved, it is anticipated that our Board will cause the Reincorporation to be effected as soon as practicable thereafter. However, the Reincorporation may be delayed by our Board or the Plan of Reincorporation may be terminated and abandoned by action of our Board at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company’s shareholders, if our Board determines for any reason that such delay or termination would be in the best interests of the Company and its shareholders. If this Reincorporation proposal is approved by our shareholders, we expect that the Reincorporation would be effective on the date specified in the Articles of Conversion, which is January 1, 2022.
The Company’s shareholders will not be required to exchange their Company stock certificates for new Minnesota Company stock certificates. Following the effective time of the Reincorporation, any Company stock certificates submitted to the Company for transfer, whether pursuant to a sale or otherwise, will automatically be exchanged for the Minnesota Company stock certificates. The Company’s shareholders should not destroy any stock certificate(s) and should not submit any certificate(s) to the Company unless and until requested to do so.
Effect of Not Obtaining the Required Vote for Approval
If we fail to obtain the requisite vote of shareholders for approval of this Reincorporation proposal, the Reincorporation will not be consummated and the Company will continue to be incorporated in Iowa and governed by the IBCA, the Iowa Articles, and the Iowa By-Laws, although the Company’s headquarters and principal executive offices will be in Minnesota.
Anti-Takeover Implications
Minnesota, like many other states, permits a corporation to include in its articles of incorporation or bylaws or to otherwise adopt measures designed to reduce its vulnerability to unsolicited takeover attempts. Except as occurring under the MBCA, the Reincorporation proposal does not effect any substantive changes to the Company’s other anti-takeover provisions. With respect to the statutory anti-takeover provisions, there are slight differences between the business combination statutes of the IBCA and the MBCA, as described in more detail below. The Minnesota Articles of Incorporation provide that the Minnesota Company will opt-out of the MBCA’s control share acquisition statute to align with the IBCA, which does not include a similar statutory provision.
The Board is not proposing the Reincorporation to prevent a change in control and is not aware of any present attempt by any person to acquire control of the Company or to obtain representation on the Board. The Board has no current plans to implement any defensive strategies to enhance the ability of the Board to negotiate with an unsolicited bidder.
Comparison of the Company’s Shareholders’ Rights Before and After the Reincorporation
Because of differences between the IBCA and the MBCA, as well as differences between the Company’s governing documents before and after the Reincorporation, the Reincorporation will effect certain changes in the rights of the Company’s shareholders. Summarized below are significant provisions of the IBCA and MBCA, along with the differences between the rights of the shareholders of the Company immediately before and immediately after the Reincorporation that will be the result of the differences between the IBCA and the MBCA and the differences between the Iowa Articles and Iowa By-Laws, on the one hand, and the Minnesota Articles and the Minnesota Bylaws, on the other hand. The provisions of the IBCA summarized below reflect amendments to the IBCA that become effective January 1, 2022 and therefore would reflect the provisions applicable to the Company if it remains an Iowa corporation, instead of becoming a Minnesota corporation, on January 1, 2022. The summary is not an exhaustive list of all differences or a complete description of the differences described and is qualified in its entirety
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by reference to the IBCA, the MBCA, the Iowa Articles, the Iowa By-Laws, the Minnesota Articles and the Minnesota Bylaws. Copies of the Iowa Articles and Iowa By-Laws have been filed or incorporated by reference as exhibits to certain of our filings with the SEC. The Minnesota Articles and the Minnesota Bylaws are attached as appendices to this proxy statement.
The following is a summary of material parts of the IBCA and the MBCA, in effect as of the date of this proxy statement, and the Company’s governing documents before and after the Reincorporation.
Provision	Current Provisions (Iowa)	Proposed Change for Reincorporation (Minnesota)
Authorized Shares	120 million shares of common stock, $.50 par value, and 10 million shares of “blank check” preferred stock, $.01 par value.	No change.
Dividends, Repurchases and Redemption
Under the IBCA and unless otherwise provided by the corporation’s articles of incorporation, a corporation may not make any distribution if, after making the distribution, (a) the corporation would not be able to pay its debts as they become due in the usual course of business or (b) the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved, to satisfy the preferential rights of shareholders whose rights are superior to those receiving the distribution.

The Iowa Articles provide that holders of our common stock are not entitled to receive dividends until after the requirements with respect to preferential dividends upon the Series Preference Stock of all classes and series thereof have been met and after the Company has complied with all requirements, if any, with respect to a sinking fund or redemption or purchase account for the benefit of any class or series thereof.

Under the MBCA, a corporation may not make a distribution unless the corporation's board of directors determines that the corporation can pay its debts in the ordinary course of business after making the distribution. In addition, a distribution may be made to the holders of a class or series of shares only if: (a) all amounts payable to the holders of shares having a preference for the payment of that kind of distribution, except those holders who have waived such rights, are paid; and (b) the payment of the distribution does not reduce the remaining net assets of the corporation below the aggregate preferential amount payable in the event of liquidation to the holders of shares having preferential rights, except as otherwise permitted under Minnesota law. The right of a corporation to make distributions can also be limited by the articles of incorporation or bylaws or an agreement.

The proposed Minnesota Articles do not provide any additional limitations on distributions.

Election of Directors; Classified Board with Staggered Terms
The Iowa Articles and By-Laws provide that the board of directors is divided into three classes, with directors serving staggered three-year terms.

The Iowa Articles also provide that any alteration, amendment or adoption of a provision inconsistent with the classified-board article requires the affirmative vote of the holders of at least 75% of all issued and outstanding shares of the corporation entitled to vote thereon.

No change. The proposed Minnesota Articles and Bylaws are substantially identical to the Iowa Articles and By-Laws with respect to the classification of the board of directors and the required super-majority shareholder vote for any changes to that provision.

Number of Directors
The IBCA provides that the board of directors must consist of one or more individuals, with the exact number of directors to be fixed in accordance with the articles of incorporation or bylaws.

The Iowa Articles provide that the number of directors will be between 3 and 15, with the exact number of directors to be fixed by the board .
No change. The MBCA and the Minnesota Articles are substantially identical to the IBCA and the Iowa Articles with respect to the number of directors.
Vote Required to Elect Directors
Under the IBCA, a corporation’s directors are elected by a plurality of the votes cast unless its articles of incorporation specify otherwise. The Iowa Articles do not specify otherwise, and therefore directors are elected by a plurality vote.

No change. The MBCA and the proposed Minnesota Articles are substantially identical to the IBCA and the Iowa Articles with respect to the vote required to elect directors and the absence of cumulative voting.

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Provision	Current Provisions (Iowa)	Proposed Change for Reincorporation (Minnesota)

Under the IBCA, shareholders do not have cumulative voting rights in the election of directors unless a corporation’s articles of incorporation so provide. The Iowa Articles do not provide for cumulative voting.

We have adopted a governance guideline requiring directors who do not receive a majority vote to tender their resignations in accordance with the guideline.
The majority-vote resignation provision in the governance guidelines will continue to apply to the Minnesota Company.
Vote Required of Shareholders Generally
The IBCA provides that if an action, other than the election of directors, is to be taken by vote of the shareholders, it will be authorized by a majority of the votes cast by the holders of shares entitled to vote on the action, unless a greater vote is required by the corporation’s articles of incorporation or another provision of Iowa law. The Iowa Articles do not require a greater vote, and therefore shareholder actions are authorized by a majority of votes cast by the holders of shares entitled to vote.

The MBCA provides that, except for the election of directors, shareholders shall take action by the affirmative vote of the greater of (1) a majority of the voting power of the shares present and entitled to vote on that item of business or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the meeting, except where the MBCA or the corporation’s articles of incorporation require a larger proportion or number. The proposed Minnesota Articles are substantially identical to the Iowa Articles.

Qualification of Directors
Under the IBCA, the articles of incorporation or bylaws may prescribe qualifications for directors.

Neither the Iowa Articles nor the Iowa By-Laws identify any qualifications for persons serving as directors of the Company.

No change. The MBCA and the proposed Minnesota Articles and Minnesota Bylaws are substantially identical to the IBCA and the Iowa Articles and Iowa By-Laws with respect to the absence of any qualifications for directors.

Removal of Directors
Under the IBCA, shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. The Iowa Articles provide that directors may be removed only for cause.

No change. The MBCA and the proposed Minnesota Articles are substantially the same with respect to the removal of directors by shareholders.

The MBCA also has a provision providing that a director may be removed if (a) the director was named by the board of directors to fill a vacancy; (b) the shareholders have not elected directors in the interval between the time of the appointment to fill a vacancy and the time of the removal; and (c) a majority of the remaining directors present affirmatively vote to remove the director.

Filling a Vacancy on the Board of Directors
Under the IBCA, unless otherwise provided in the articles of incorporation, if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors, the vacancy may be filled by the shareholders or the board. If the directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all directors remaining in office. The Iowa Articles do not vary from Iowa law.

Under the MBCA, unless otherwise provided in the articles of incorporation or bylaws, vacancies on the board of directors will be filled for the unexpired term by a majority of the remaining directors of the board although less than a quorum, and newly created directorships may be filled by the affirmative vote of a majority of directors serving at the time of the increase. The proposed Minnesota Articles and Minnesota Bylaws do not vary from Minnesota law.

Multiple-Constituency Provision
Under the IBCA, in considering a proposed acquisition of an interest in the corporation, the board of directors is authorized to consider the interests of the corporation’s employees, customers, suppliers and creditors, the effects of the action on the communities in which the corporation operates and the long-term as well as short-term interests of the corporation and its

Under the MBCA, in discharging the duties of the position of a director, a director may consider the interests of constituencies other than shareholders, including the interests of the corporation’s employees, customers, suppliers, and creditors, the economy of Minnesota and the nation, community and societal considerations, and the long-term as well as short-term interests

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Provision	Current Provisions (Iowa)	Proposed Change for Reincorporation (Minnesota)
	shareholders, including the possibility that these interests may best be served by the continued independence of the corporation.	of the corporation and its shareholders, including the possibility that these interests may be best served by the continued independence of the corporation.
Advance Notice of Shareholder Proposals and Director Nominations
The IBCA provides that notice of the date, time, record date and place of each annual and special meeting must be given to all shareholders entitled to vote not less than 10 nor more than 60 days before the date of the meeting.

The Iowa By-Laws require nominations of persons for election to the Board and submission of other business to be considered at a meeting of shareholders be made or brought by the Board or by a shareholder of record who complies with the advance notice procedures set forth in the Iowa By-Laws.

The Iowa By-Laws include provisions setting forth a formal process for shareholders owning more than 5% of the Company’s stock to recommend director candidates for consideration by the Board.

No substantive change.

The proposed Minnesota Bylaws do not include the formal process for holders of greater than 5% of the stock to recommend director candidates for consideration by the Board.

The Minnesota Company will continue the Iowa Company’s practice of disclosing in its annual proxy statement that the Nominating and Governance Committee will evaluate any nominee recommended by any shareholder pursuant to a process substantially similar to that used for other nominees.

Ability of Shareholders to Call Special Meetings
The IBCA provides that a special meeting of shareholders may be called by the board of directors, by the person or persons authorized to call a special meeting by the articles of incorporation or bylaws, or by the holders of at least 10% of all of the shares entitled to vote at a meeting (or such lower or higher percentage of shares, not to exceed 25%, as may be specified in the articles of incorporation).

The Iowa Articles do not vary from Iowa law.

The MBCA provides that that a special meeting of shareholders may be called by the chief executive officer, the chief financial officer, two or more directors, a person authorized in the articles or bylaws to call special meetings, or a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, except that a shareholder demand for a special meeting for the purpose of considering any business combination must be called by 25% or more of the voting power of all shares entitled to vote.

The proposed Minnesota Bylaws do not vary from Minnesota law.

Shareholder Action by Written Consent
The IBCA provides that, unless otherwise specified in the articles of incorporation, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if written consents setting forth the action taken are signed by the holders of the outstanding shares having not less than 90% of the votes entitled to be cast at a meeting at which all shares entitled to vote on the action were present and voted.

The Iowa Articles do not specify otherwise.
Minnesota law allows shareholders to act by written consent but requires that such actions be consented to by all of the shareholders entitled to vote on that action.
Dissent and Appraisal Rights
The IBCA provides that appraisal rights are available to a shareholder in the event of: (a) a merger, if shareholder approval of the merger is required; (b) a share exchange which the shareholder is entitled to vote on; (c) a disposition of assets that leaves the corporation without a significant continuing business activity and which the shareholder is entitled to vote on; (d) an amendment of the articles of incorporation that reduces the number of shares of a class or series owned by the shareholder to a fraction of a share, if the corporation has the obligation or right to

The MBCA provides that appraisal rights are available to a shareholder in the event of: (a) unless otherwise provided in the articles of incorporation, an amendment of the articles that materially and adversely affects certain rights or preferences of the shareholder; (b) a sale of all or substantially all the corporation's assets; (c) a statutory merger; (d) a plan of exchange; (e) a plan of conversion; (f) an amendment to the articles in connection with a share combination that reduces the shares owned by the shareholder to a fraction of a share, if the

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Provision	Current Provisions (Iowa)	Proposed Change for Reincorporation (Minnesota)

repurchase such fractional share; (e) any other amendment to the articles, merger, share exchange, or disposition of assets to the extent provided in the articles, bylaws or by resolution of the board of directors; or (f) a domestication of the corporation if the shareholder does not receive shares in the foreign corporation resulting from the domestication that have terms as favorable to the shareholder in all material respects, and represent at least the same percentage interest of the total voting rights of the outstanding shares of the foreign corporation, as the shares held by the shareholder before the domestication.

Other than in the event of an interested transaction or a transaction requiring shareholders to accept consideration other than cash or shares of any corporation or any other proprietary interest of any other entity, appraisal rights are not available for shares of any class or series of shares which is traded in an organized market and has at least 2,000 shareholders and a market value of at least $27 million, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors, and beneficial owners of more than 10% of such shares.

The articles may limit appraisal rights for any class or series of preferred shares, if certain conditions are met. The Iowa Articles do not contain any further limitations on appraisal rights.

corporation exercises its statutory right to repurchase such fractional share; or (g) any other corporate action taken by a shareholder vote which directs that dissenting shareholders may obtain payment for their shares; provided that, in the event of a merger or exchange, unless the articles, the bylaws, or a resolution approved by the board of directors provides otherwise, appraisal rights do not apply to a shareholder of shares not entitled to vote on the merger or exchange.

In addition, except in the case of a statutory short-form merger under Minnesota law, appraisal rights do not apply to shares of any class or series that is listed on a national securities exchange, so long as the shareholder receives in exchange for such shares publicly traded shares listed on a national securities exchange or cash in lieu of fractional shares.

The proposed Minnesota Articles and Bylaws do not vary from Minnesota law.

Amendment of the Articles
The IBCA provides that, unless otherwise specified by the articles of incorporation, amendments to the articles of incorporation generally must be adopted and approved by both the board of directors and the shareholders. After being adopted and recommended by the board of directors, a proposed amendment must be approved by shareholders at a meeting at which a quorum consisting of at least a majority of the votes entitled to be cast on the amendment exists. However, a corporation’s articles of incorporation, bylaws, or condition established by the board may require a greater vote or greater number of shares to be present for approval of any amendment.

The Iowa Articles provide that a vote of 75% of shares entitled to vote is required to amend the article relating to directors.

The MBCA provides that a corporation may amend its articles of incorporation by adoption of a resolution by the board of directors followed by the majority vote of shareholders required generally, as described above, unless the articles of incorporation require a larger percentage. In addition, shareholders owning 3% or more of the voting power of shares entitled to vote may propose an amendment to the articles of incorporation and submit the amendment to shareholders for approval, and the amendment may be adopted by a majority vote without board approval. If the articles provide for a larger proportion or number to transact a specified type of business at a meeting, the affirmative vote of that larger proportion or number is necessary to amend the articles to decrease the proportion or number necessary to transact the business.

The proposed Minnesota Articles are substantially identical to the Iowa Articles with respect to article amendments.

Amendment of Bylaws
The IBCA provides that both the board of directors and the shareholders of a corporation have the power to amend the corporation’s bylaws, except that the board’s power to do so is subject to any provision in the articles of incorporation reserving all or part of that power exclusively to the shareholders and is further subject to any express provision that the board may not amend, repeal, or reinstate a bylaw.

The MBCA provides that shareholders holding 3% or more of the voting power of the shares entitled to vote may propose an amendment to the bylaws and submit the amendment to shareholders for approval, and the amendment may be adopted by a majority vote without the approval of the board of directors.

The MBCA also provides that the board may

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Provision	Current Provisions (Iowa)	Proposed Change for Reincorporation (Minnesota)

adopt, amend or repeal the bylaws, subject to the power of the shareholders as described above. After the adoption of the initial bylaws, the board may not adopt, amend, or repeal a bylaw fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the board, or fixing the number of directors or their classifications, qualifications, or terms of office, but may adopt or amend a bylaw to increase the number of directors.

Restrictions on Transactions with Interested Directors	The IBCA does not contain any provisions regarding restrictions on transfers with interested directors.
The MBCA provides that a contract or transaction between a corporation and one or more of its directors, or between a corporation and any other entity in which one or more of its directors are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director is present at or participates in or votes at the meeting of the board of directors or committee that authorizes the contract or transaction, if:

(a) the contract or transaction was fair and reasonable as to the corporation at the time it was approved (the person asserting the validity of the contract or transaction has the burden of proof);

(b) the material facts as to the contract or transaction and as to the director's interest are fully disclosed or known to the holders of all outstanding shares, whether or not entitled to vote, and the contract or transaction is approved in good faith by (i) the holders of 2/3rds of the voting power of the shares entitled to vote (excluding shares owed by the interested director), or (ii) the unanimous affirmative vote of the holders of all outstanding shares, whether or not entitled to vote; or

(c) the material facts as to the contract or transaction and as to the director's interest are fully disclosed or known to the board or a committee, and the board or committee authorizes, approves, or ratifies the contract or transaction in good faith by a majority of the directors or committee members (the interested director or directors are not counted in determining the presence of a quorum and cannot vote).

Shareholder Vote Required to Approve Merger or Sale of Company
The IBCA provides that, unless the articles of incorporation, bylaws or board resolution requires a greater vote, any merger or share exchange requires the affirmative vote of the holders of a majority of the outstanding shares of the corporation entitled to vote thereon.

Neither the Iowa Articles nor Iowa By-Laws require any greater vote.

The MBCA provides that any sale, lease or exchange of all or substantially all of a corporation’s property or assets, merger, statutory share exchange or voluntary dissolution must be approved by the holders of a majority of the voting power of all shares entitled to vote thereon.

Business Combination Statute	The IBCA prohibits transactions between a corporation and an interested shareholder for three years following the time such shareholder became an interested shareholder, unless the	The MBCA provides that a corporation with a class of equity securities registered pursuant to Section 12 of the Exchange Act is prohibited from conducting a business combination with,
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Provision	Current Provisions (Iowa)	Proposed Change for Reincorporation (Minnesota)

articles of incorporation or bylaws expressly elect not to be governed by this statute or certain other conditions are met. Neither the Iowa Articles nor the Iowa By-Laws contain any provision expressly electing not to be governed by this statute.

Generally, an interested shareholder is any person (including the person’s affiliates and associates) who owns 10% or more of the outstanding voting stock of a corporation. The interested shareholder can engage in a business combination:

• if, prior to the time the shareholder became an interested shareholder, the business combination or the transaction that resulted in the shareholder becoming an interested shareholder was approved by the board of directors;

• if, upon consummation of the transaction that resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding, for purposes of determining the number of shares outstanding, those shares owned by directors and officers, and by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

• if at or subsequent to the time the shareholder became an interested shareholder, the business combination is approved by the board of directors and authorized at a meeting of shareholders by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested shareholder.

proposed by or on behalf of, an interested shareholder (or any affiliate or associate of any interested shareholder) for four years after the shareholder became an interested shareholder unless either the business combination or the interested shareholder's acquisition of shares was approved by a committee of disinterested directors before the shareholder became an interested shareholder.

An interested shareholder is either (a) a shareholder who directly or indirectly owns 10% or more of the voting power of the corporation's outstanding shares entitled to vote, or (b) an affiliate of the corporation who at any time within the past four years owned 10% or more of the voting power of the corporation's then outstanding shares entitled to vote.

If a good faith definitive proposal regarding a business combination or share acquisition is made in writing to the board of directors, a committee of disinterested directors must consider and take action on the proposal and respond in writing within 30 days setting forth its decision regarding the proposal.

Control Share Acquisition Statute	The IBCA does not contain a control share acquisition statute.
No change. The MBCA provides that a shareholder who holds over certain thresholds (20%, 33.33% or 50%) of the outstanding shares of a public corporation is restricted from voting its shares that exceed the applicable threshold of the corporation's outstanding voting shares until special shareholder approval is obtained or other conditions are satisfied. A Minnesota corporation may expressly opt out of the control share acquisition statute in its articles of incorporation or bylaws.

The proposed Minnesota Articles provide that Minnesota's control share acquisition statute will not apply to the Minnesota Company.

Indemnification and Advancement of Expenses
Under the IBCA, a corporation may indemnify a director who is a party or is threatened to be made a party to a threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (or brought by or in the right of the corporation) by reason of the fact that he or she is or was a director of the corporation, or is or was serving at the request of the corporation as a director or

Minnesota law provides that, unless prohibited or conditioned by the articles of incorporation or bylaws, a corporation must indemnify a person made or threatened to be made a party to a proceeding because of the person's former or present official capacity in the corporation against judgments, penalties, fines, including, without limitation, excise taxes assessed against the person with respect to an employee benefit plan,

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Provision	Current Provisions (Iowa)	Proposed Change for Reincorporation (Minnesota)

agent of another corporation, partnership, joint venture, trust or other entity, against judgments, settlements, penalties, fines, including excise taxes assessed with respect to an employee benefit plan, or expenses incurred with respect to the action, suit or proceeding (or expenses incurred with respect to proceedings by or in the right of the corporation) if the person acted in good faith and in a manner he or she reasonably believed to be in or (in certain cases) at least not opposed to the best interests of the corporation or its shareholders, and with respect to any criminal action or proceeding, if the person had no reasonable cause to believe his or her conduct was unlawful. The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director did not meet the standard set forth above. Further, a corporation must indemnify a director who was wholly successful in the defense of such a proceeding against such expenses reasonably incurred in connection with the proceeding.

The IBCA affords officers the same indemnification protection (except as to mandatory indemnification) and to such further extent provided by the articles of incorporation, the bylaws, the board of directors, or contract, except in the case of an officer’s receipt of a financial benefit to which the officer is not entitled, an intentional infliction of harm on the corporation or the shareholders or an intentional violation of criminal law.

The IBCA also provides that a corporation may advance expenses incurred by a director who is a party or threatened to be made a party to a proceeding if the director provides a written undertaking to repay the advance if it is ultimately determined that he or she is not entitled to indemnification.

Under the IBCA, a director may apply for court-ordered indemnification or advancement of expenses, and the court must order such indemnification or advancement if it is mandatory under the IBCA or if it determines that doing so is fair and reasonable.

The Iowa Articles require the Iowa Company to indemnify and protect any director of the corporation to the fullest extent permitted by the laws of Iowa.

settlements, and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding, if, with respect to the acts or omissions of the person complained of in the proceeding, the person:

(a) has not been indemnified by another organization or employee benefit plan for the same costs incurred by the person in connection with the proceeding with respect to the same acts or omissions;

(b) acted in good faith;

(c) received no improper personal benefit and, if applicable, the interested director transaction statute, summarized above, has been satisfied;

(d) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and

(e) reasonably believed that the conduct was in or (in certain cases) at least not opposed to the best interests of the corporation.

The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent does not, of itself, establish that the person did not meet the criteria set forth above.

Minnesota law provides that unless prohibited by the articles or bylaws, if a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to the corporation, to payment or reimbursement by the corporation of reasonable expenses, including attorneys' fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (a) upon receipt by the corporation of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth above has been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the corporation if it is ultimately determined that the criteria for indemnification have not been satisfied, and (b) after a determination that the facts then known to those making the determination would not preclude indemnification as described above.

The proposed Minnesota Articles and Minnesota Bylaws do not vary from Minnesota law.

Elimination of Director Personal Liability for Monetary Damages
The IBCA provides that a corporation’s articles of incorporation may include a provision eliminating or limiting a director’s liability to the corporation or its shareholders for money damages for any action taken, or any failure to take any action, as a director. A corporation’s articles, however, may not limit or eliminate a director’s personal liability for (a) the amount of a financial benefit received by a director to which he or she is not entitled, (b)

Substantially similar. The MBCA provides that a director's personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles of incorporation. The articles may not eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the corporation or its shareholders, (b) for acts or omissions not in

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Provision	Current Provisions (Iowa)	Proposed Change for Reincorporation (Minnesota)

an intentional infliction of harm on the corporation or the shareholders, (c) a declaration of unlawful dividends or distributions to shareholders, or (d) an intentional criminal act.

The Iowa Articles provide that no director of the Company will be liable to the Company or its shareholders for monetary damages for a breach of a fiduciary duty.

good faith or that involve intentional misconduct or a knowing violation of law, (c) for illegal distributions or violations of Minnesota securities laws, (d) for any transaction from which the director derived an improper personal benefit, or (e) for any act or omission occurring prior to the date when the provision in the articles eliminating or limiting liability becomes effective.

The proposed Minnesota Articles provide that no director of the Minnesota Company will be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by Minnesota law.

Certain Federal Income Tax Consequences of Reincorporation
The following discussion of the material U.S. federal income tax consequences to our shareholders of the Reincorporation is based upon the Code, Treasury regulations promulgated thereunder, Internal Revenue Service (IRS) rulings and pronouncements, and judicial decisions, all as in effect as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect. Any such change could alter the tax consequences described in this proxy statement. We have not sought and will not seek an opinion of counsel or a ruling from the IRS regarding the federal income tax consequences of the Reincorporation.
This discussion is for general information purposes only to shareholders who hold their shares as capital assets. This discussion does not address every aspect of U.S. federal income taxation that may be relevant to a particular Company shareholder in light of the shareholder’s particular circumstances or to persons who are otherwise subject to special tax treatment, including, without limitation: (i) a partnership, subchapter S corporation or other pass-through entity; (ii) dealers in securities; (iii) banks or other financial institutions; (iv) insurance companies; (v) mutual funds; (vi) tax exempt organizations or pension funds; (vii) a foreign person, foreign entity or U.S. expatriate; (viii) persons who may be subject to the alternative minimum tax provisions of the Code; (ix) a shareholder whose functional currency is not the U.S. dollar; (x) persons who acquired their common stock in connection with stock option or stock purchase plans or in other compensatory transactions; or (xi) persons who hold their common stock as part of a hedging, straddle, conversion or other risk reduction transaction. This discussion does not address the tax consequences to any holders of our options, warrants or convertible debt. The state and local tax consequences of the Reincorporation may vary significantly as to each shareholder, depending upon the jurisdiction in which such shareholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.
We believe that the domestication and conversion of the Company into the Minnesota Company, which will result in the Reincorporation, will qualify as a reorganization, under section 368(a)(1)(F) of the Code. As a result, the material federal income tax consequences of the Reincorporation, would be as follows: (i) we and the Minnesota Company will not recognize any gain or loss as a result of the Reincorporation; (ii) no gain or loss will be recognized by holders of common stock on the conversion of the common stock in the Company into the common stock of the Minnesota Company; (iii) the aggregate adjusted tax basis of the common stock of the Minnesota Company received by a shareholder in connection with the Reincorporation will be the same as the aggregate adjusted tax basis of the common stock converted in connection with the Reincorporation; and (iv) the holding period, for U.S. federal income tax purposes, for the Minnesota Company common stock received in connection with the Reincorporation by a shareholder will include the period during which the holder held the converted common stock.
If the Reincorporation fails to qualify for tax-free treatment, either under section 368(a)(1)(F) or any other provision of the Code, then shareholders may recognize gain or loss for U.S. federal income tax purposes equal to the difference between the fair market value of the shares of stock received in connection with the Reincorporation and the shareholders’ adjusted tax basis in the shares stock converted in connection with the Reincorporation. Further, we would recognize taxable gain as if we sold all of our assets, subject to our liabilities, at fair market value.
Proxy Statement for 2021 Annual Meeting 79

Each shareholder who qualifies as a “significant holder” that receives stock in connection with the Reincorporation will be required to file a statement with his, her or its federal income tax return setting forth his, her or its tax basis in the stock surrendered and the fair market value of the stock of the Minnesota Company, if any, received in the Reincorporation, and to retain permanent records of these facts relating to the Reincorporation. A “significant holder” is a Company shareholder who, immediately before the Reincorporation owned at least five percent (by vote or value) of our outstanding stock or owned our securities with an adjusted tax basis of $1,000,000 or more.
Our shareholders are urged to consult their own tax advisors regarding the tax consequences to them of the Reincorporation, including the applicable federal, state, local and foreign tax consequences.
✔	YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO REINCORPORATE FROM IOWA TO MINNESOTA.
Proxy Statement for 2021 Annual Meeting 80

Security Ownership of Certain Beneficial Owners and Management
The following table contains information with respect to the ownership of common stock by each person known to us who is the beneficial owner of more than 5% of our outstanding common stock. This information is based on ownership reported as of October 19, 2021 according to SEC filings of the beneficial owners listed below unless more recent information was appropriate to be used.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	% of Common Stock(1)
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	5,340,939 shares of common stock(2)	15.96%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	2,276,236 shares of common stock(3)	6.80%
(1)	Based on 33,460,085 outstanding shares of common stock on October 19, 2021.
(2)
Based on information provided in a Schedule 13G/A filed with the SEC on February 5, 2021 by BlackRock, Inc., a parent holding company. BlackRock reported that it has sole voting power of 5,251,200 shares and sole dispositive power of 5,340,939 shares.

(3)
Based on information provided in a Schedule 13G/A filed with the SEC on February 10, 2021 by The Vanguard Group, an investment adviser. The Vanguard Group reported that it has shared voting power over 72,845 shares, sole dispositive power over 2,176,487 shares and shared dispositive power over 99,749 shares.

Proxy Statement for 2021 Annual Meeting 81

The following table sets forth certain information known to us with respect to beneficial ownership of our common stock, as defined in Rule 13d-3 under the Exchange Act, at October 19, 2021 for (i) each of our directors and director nominees, (ii) each NEO in the summary compensation table, and (iii) all current executive officers and directors as a group. Except as otherwise indicated, the named beneficial owner has sole voting and investment power with respect to the shares held by such beneficial owner.
Name	Shares of Common Stock Owned Outright(1)	Exercisable Stock Options(2)	Winnebago Stock Units(3)	Total Shares of Common Stock Owned Beneficially	% of Common Stock(4)
Sara E. Armbruster	3,599	—	—	3,599	(5)
Maria F. Blase	7,963	—	—	7,963	(5)
Christopher J. Braun	19,703	—	—	19,703	(5)
Huw S. Bower	12,997	2,419	—	15,416	(5)
Kevin E. Bryant	—	—	—	—	—
Robert M. Chiusano	32,663	—	27,290	59,953	(5)
Donald J. Clark	656,304	—	—	656,304	1.96%
William C. Fisher	21,756	—	7,851	29,607	(5)
Michael J. Happe	101,403	137,979	—	239,382	(5)
Brian D. Hazelton	22,259	27,779	—	50,038	(5)
Bryan L. Hughes	31,489	24,702	—	56,191	(5)
David W. Miles	14,703	—	2,858	17,561	(5)
Richard D. Moss	13,103	—	—	13,103	(5)
John M. Murabito	11,803	—	—	11,803	(5)
Jacqueline D. Woods	—	—	235	235	(5)
Directors and executive officers as a group (19 persons)	1,018,781	256,223	38,234	1,313,238	3.92%
(1)
Includes the following shares not currently outstanding but deemed beneficially owned because of the right to acquire them pursuant to restricted stock units that vest within 60 days or have vested but have not yet been distributed: 7,546 shares for Mr. Happe, 1,316 shares for Mr. Hazelton, 1,711 shares for Mr. Hughes and 4,957 shares in total for all non-NEO executive officers as a group.

(2)	Includes shares underlying stock options that are currently exercisable or become exercisable within 60 days.
(3)
Winnebago Stock Units held under our Directors' Deferred Compensation Plan as of October 19, 2021 (see further discussion of the plan in the Director Compensation section). These units are vested and will be settled 100% in common stock upon the earliest of the following events: director's termination of service, death or disability or a change in control of the Company, as defined in the plan.

(4)	Based on 33,460,085 outstanding shares of common stock on October 19, 2021.
(5)	Less than 1%.
Proxy Statement for 2021 Annual Meeting 82

Voting Information
Internet Availability of Proxy Materials
As permitted by “Notice and Access” rules adopted by the SEC, our proxy materials are furnished to shareholders on the Internet, rather than mailing paper copies to each shareholder. If you received a Notice of Internet Availability of Proxy Materials (the Notice) by mail, you will not receive a paper copy of the proxy materials unless you specifically request one. Instead, the Notice instructs you how to access and review the proxy materials and vote your shares. If you would like to receive a paper copy of our proxy materials, follow the instructions in the Notice. The Notice will be mailed to shareholders on or about November 1, 2021.
Shareholders Entitled to Vote
The Board set October 19, 2021 as the record date for the Annual Meeting. This means that our shareholders as of the close of business on that date are entitled to notice of and to vote at the Annual Meeting. On the record date, 33,460,085 shares of our common stock were outstanding. The common stock is the only class of securities entitled to vote at the Annual Meeting. Each outstanding share entitles its holder to one vote.
Quorum for the Annual Meeting
A majority of the outstanding shares is necessary to constitute a quorum for the transaction of business at the Annual Meeting. If you submit a valid proxy or attend the Annual Meeting, your shares will be counted to determine whether there is a quorum.
How to Vote
Whether or not you expect to attend the Annual Meeting, please carefully review the proxy materials and follow the instructions below to cast your vote.
Shares Registered in Your Name
By submitting voting instructions for shares registered in your name before the Annual Meeting, you are appointing a proxy to vote these shares. You may vote in one of the following ways (additional details about each of these voting methods is provided on page 3):
■
Voting by Internet or Telephone. You may vote using the Internet or telephone by following the instructions in the Notice. To vote by the Internet, go to www.proxyvote.com and follow the instructions to record your vote. To vote by telephone call 1-800-690-6903. To vote by the Internet or telephone, you will need your 16-digit control number included with the Notice.

■	Voting by Proxy Card. If you obtained a paper copy of the proxy materials, you may vote by completing, signing, dating and returning the proxy card in the enclosed postage pre-paid envelope.
■
Voting during the Annual Meeting. You may also vote by attending the Annual Meeting and voting via the online meeting platform. To vote online during the Annual Meeting, you will need your 16-digit control included with the Notice.

Whichever voting method you choose, all properly submitted voting instructions will be voted at the Annual Meeting according to the instructions given, provided they are received prior to the applicable deadlines. If you submit a proxy card without voting instructions, your shares will be voted in accordance with the Board’s recommendations described in this proxy statement.
Proxy Statement for 2021 Annual Meeting 83

Shares Held in Street Name
If your shares are held in the name of a broker or bank (that is, in “street name”), refer to the instructions provided by your broker or bank regarding how to vote your shares. If you do not return voting instructions to your broker or bank by its deadline, your shares may be voted by your broker or bank on Proposal 3, but not the other proposals described in this proxy. Broker non-votes will not be considered in connection with Proposals 1, 2, and 4.
Revoking a Proxy or Voting Instructions
You may revoke your proxy or change your vote at any time before the Annual Meeting by:
■
Submitting a new, later-dated proxy by (1) following the Internet voting instructions; (2) following the telephone voting instructions; or (3) completing, signing, dating and returning a new proxy card;

■	Giving written notice before the vote to our Secretary, stating that you are revoking your proxy; or
■	Attending the Annual Meeting and voting via the online voting platform.
To revoke your proxy by Internet or telephone, you must do so by 12:00 p.m. Central Standard Time on December 13, 2021. Attending the Annual Meeting will not, by itself, revoke your proxy.
Other Information
Forward-looking Information
Statements in this proxy statement not based on historical facts are considered “forward-looking” and, accordingly, involve risks and uncertainties that could cause actual results to differ materially from those discussed. Although such forward-looking statements have been made in good faith and are based on reasonable assumptions, there is no assurance that the expected results will be achieved. These statements include (without limitation) statements as to future expectations, beliefs, plans, strategies, objectives, events, conditions and financial performance.
These statements are intended to constitute “forward-looking” statements in connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company is providing this cautionary statement to disclose that there are important factors that could cause actual results to differ materially from those anticipated. Reference is made to our Annual Report on Form 10-K for the fiscal year ended August 28, 2021 filed with the SEC for a list of such factors.
Proxy Statement for 2021 Annual Meeting 84

Other Matters
The Board is not aware of any matters expected to come before the Annual Meeting other than those described in this proxy statement. If any other matter properly comes before the Annual Meeting, the proxies received will be voted with the best judgment of the persons designated to vote the proxies
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Such directors, executive officers and shareholders are also required by SEC rules to provide us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of such forms provided to us and written representations that no reports were required to be filed during fiscal 2021, we believe that for fiscal 2021, all required reports were filed on a timely basis under Section 16(a), except for (i) a Form 4 for each of Messrs. Chiusano and Miles filed on December 4, 2020 related to the issuance of Winnebago stock units under the Director's Deferred Compensation Plan on November 27, 2020; (ii) a Form 3 for Ms. Woods filed on March 31, 2021 as a result of a delay in receipt of SEC filing codes and related to her initial disclosure of ownership of Winnebago Industries securities after her election as a director on March 17, 2021; and (iii) a Form 4 for Ms. Woods filed on March 31, 2021 as a result of a delay in receipt of SEC filing codes and related to the issuance of restricted stock units under the 2019 Plan on March 17, 2021.
Fiscal 2022 Shareholder Proposals
To be considered for inclusion in our proxy statement for the 2022 annual meeting, shareholder proposals other than a director nomination must comply with Rule 14a-8 under the Exchange Act and must be submitted in writing and received by us no later than July 4, 2022 at our principal executive offices, addressed to the Secretary.
A shareholder may also submit nominations for directors for inclusion in our proxy materials by complying with the requirements set forth in our bylaws. Director nominations to be considered for inclusion in our proxy materials for the 2022 annual meeting must be received by us at our principal executive offices, addressed to the Secretary, no later than 90 days before the anniversary of the 2021 Annual Meeting and no earlier than 120 days before the anniversary of the 2021 Annual Meeting.
In addition, a shareholder proposal that is not intended for inclusion in our proxy statement under Rule 14a-8 or a shareholder nomination of a director candidate may be brought before the 2022 annual meeting so long as we receive information and notice of the proposal in compliance with the requirements set forth in our bylaws, addressed to the Secretary at our principal executive offices, no later than 90 days before the anniversary of the 2021 Annual Meeting and no earlier than 120 days before the anniversary of the 2021 Annual Meeting.
A copy of our bylaws may be obtained by written request to: Winnebago Industries, Inc., Attn: Senior Vice President, General Counsel, Secretary and Corporate Responsibility, 13200 Pioneer Trail, Suite 150, Eden Prairie, Minnesota 55347.
Proxy Statement for 2021 Annual Meeting 85

Proxy Solicitation Costs
We will pay the cost of soliciting proxies. Proxies will be solicited primarily through the Internet and the use of mail. Our directors and employees (without additional compensation) may also solicit proxies in person, by telephone or email. We will reimburse brokers, banks, and other custodians, nominees, and fiduciaries for reasonable expenses incurred in forwarding proxies and proxy materials to the beneficial owners of Winnebago Industries stock.
Annual Report
Our Annual Report for the fiscal year ended August 28, 2021 is available on our website at www.winnebagoind.com in the “Investors” section. The financial statements contained in the Annual Report are not deemed material to the exercise of prudent judgment in regard to any matter to be acted upon at the Annual Meeting and, therefore, such financial statements are not incorporated in this proxy statement by reference. You may also request a free copy of our Annual Report and proxy statement by writing to Winnebago Industries, Inc., Attn: Senior Vice President, General Counsel, Secretary and Corporate Responsibility, 13200 Pioneer Trail, Suite 150, Eden Prairie, Minnesota 55347.
By Order of the Board of Directors

November 1, 2021
Stacy L. Bogart
Senior Vice President - General Counsel, Secretary and Corporate Responsibility
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Appendix A
Articles of Conversion of
Winnebago Industries, Inc.
(an Iowa corporation)
into
Winnebago Industries, Inc.
(a Minnesota corporation)
These Articles of Conversion relate to the conversion of Winnebago Industries, Inc., an Iowa corporation (the “Converting Organization”), into Winnebago Industries, Inc., a Minnesota corporation (the “Converted Organization”), pursuant to Sections 302A.682 and 302A.686, Subd. 1(2), of the Minnesota Statutes.
1.	The Converting Organization is an Iowa corporation, governed by and incorporated under Chapter 490 of the Iowa Statutes.
2.	The Converted Organization shall be a Minnesota corporation, governed by and incorporated under Chapter 302A of the Minnesota Statutes.
3.	The plan of conversion (titled Plan of Reincorporation) is attached hereto as Exhibit A.
4.	The articles of incorporation attached as Annex A to the plan of conversion shall be the articles of incorporation of the Converted Organization.
5.	The conversion provided for herein was approved in compliance with Chapter 490 of the Iowa Statutes (as a domestication of the Converting Organization into the Converted Organization).
6.	The conversion provided for herein shall be effective at 12:01 a.m. (Central Time) on January 1, 2022.
[Signature page follows]
Proxy Statement for 2021 Annual Meeting A-1

IN WITNESS WHEREOF, the undersigned officer of the Converting Organization has executed these Articles of Conversion.
WINNEBAGO INDUSTRIES, INC. (an Iowa corporation)

By:
	Name:	Stacy L. Bogart
	Title:	Secretary
	Date:	December [•], 2021
[Signature Page to Articles of Conversion]
Proxy Statement for 2021 Annual Meeting A-2

Appendix B
Articles of Incorporation of
Winnebago Industries, Inc.
Article I
NAME OF CORPORATION
The name of the Corporation shall be “Winnebago Industries, Inc.”
Article II
CAPITAL STOCK
The total number of shares of stock which the Corporation shall have authority to issue is: one hundred thirty million (130,000,000), of which one hundred twenty million (120,000,000) shall be shares of Common Stock, $.50 par value (“Common Stock”), and ten million (10,000,000) shall be shares of Preferred Stock, $.01 par value (“Preferred Stock”).
The Board of Directors is authorized to establish one or more series of Preferred Stock, setting forth the designation of each such series, and fixing the relative rights and preferences of each such series.
Each holder of record of Common Stock shall be entitled to one vote for each share of Common Stock held by such shareholder on every matter voted on at every meeting of shareholders of the corporation. No holder of shares of stock of any class or series shall be entitled to cumulate his/her votes in any election of directors.
No holder of shares of stock of any class or series shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of shares of stock of any class or series whatsoever or of any securities convertible into or exchangeable for any shares of stock of any class or series whatsoever, whether now or hereafter authorized or issued for cash or other consideration.
Article III
THE REGISTERED OFFICE
The address of the registered office of the Corporation shall be 13200 Pioneer Trail, Suite 150, Eden Prairie, MN 55347.
Article IV
DIRECTORS
The number of directors constituting the Board of Directors of the Corporation shall be not more than fifteen (15) and not less than three (3), the precise number to be determined by resolution of the Board of Directors from time to time.
The directors shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, with each class holding office for a term of three years, and with the respective members of each class to hold office until their respective successors are elected and qualified. At each annual meeting of shareholders, the successors to the class of directors whose term then expires shall be elected to serve a three-year term and until their successors are duly elected and qualified. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Any increase or decrease in the number of directors shall be apportioned among the classes so as to make all classes as nearly equal in number as possible.
Shareholders may remove directors only for cause.
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Notwithstanding anything contained herein to the contrary, the affirmative vote of the holders of seventy-five percent (75%) of all issued and outstanding shares of the Corporation entitled to vote thereon, voting together as a single class, shall be required to alter, amend or adopt any provisions inconsistent with, or repeal this Article IV or any provision hereof at any annual or special meeting of shareholders.
Article V
WRITTEN ACTION BY THE BOARD OF DIRECTORS
Any action required or permitted to be taken at a meeting of the Board of Directors of the Corporation not needing approval by the shareholders under Chapter 302A of the Minnesota Statutes may be taken by written action signed by the number of directors that would be required to take such action at a meeting of the Board of Directors at which all directors are present.
Article VI
CONTROL SHARE ACQUISITION STATUTE NOT APPLICABLE
Neither Section 302A.671 of the Minnesota Statutes nor any successor statute thereto shall apply to, or govern in any manner, the Corporation or any control share acquisition of shares of capital stock of the Corporation or limit in any respect the voting or other rights of any existing or future shareholder of the Corporation or entitle the Corporation or its shareholders to any redemption or other rights with respect to outstanding capital stock of the Corporation that the Corporation or its shareholders would not have in the absence of Section 302A.671 of the Minnesota Statutes or any successor statute thereto.
Article VII
NON-LIABILITY
To the full extent that Chapter 302A of the Minnesota Statutes, as it exists on the effective date of this Article VII or may hereafter be amended, permits the limitation or elimination of the liability of directors, a director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director. Any amendment to or repeal of this Article VII shall not adversely affect any right or protection as a director of the Corporation for or with respect to any acts or omission of such director occurring prior to such amendment or repeal.
Proxy Statement for 2021 Annual Meeting B-2

Appendix C
Articles of Domestication of
Winnebago Industries, Inc.
(An Iowa Corporation) to
Winnebago Industries, Inc.
(A Minnesota Corporation)
Dated: [________, 2021]
To the Secretary of State of the State of Iowa
Pursuant to Sections 490.920 and 490.922 of the Iowa Business Corporation Act, Winnebago Industries, Inc., an Iowa Corporation (the “Domesticating Corporation”), adopts these Articles of Domestication and states:
1.	The name of the Domesticating Corporation is Winnebago Industries, Inc., and its jurisdiction of formation is the State of Iowa.
2.	The name of the domesticated corporation is Winnebago Industries, Inc., and its jurisdiction of formation is the State of Minnesota.
3.	The domestication has been approved pursuant to Sections 490.920-490.924 of the Iowa Business Corporation Act.
4.	These Articles of Domestication shall be effective at 12:01 a.m. (Central Time) on January 1, 2022.
[Signature page follows]
Proxy Statement for 2021 Annual Meeting C-1

IN WITNESS WHEREOF, the undersigned officer of the Domesticating Corporation has executed these Articles of Domestication as of the date first written above.
WINNEBAGO INDUSTRIES, INC.

By:
	Name:	Stacy L. Bogart
	Title:	Secretary
	Date:	December [•], 2021
Proxy Statement for 2021 Annual Meeting C-2

Appendix D
Plan of Reincorporation of
Winnebago Industries, Inc.
This Plan of Reincorporation is adopted by Winnebago Industries, Inc., an Iowa corporation (the “Company”), on and as of October 13, 2021.
WHEREAS, the board of directors of the Company has determined that it is advisable and in the best interests of the Company and its shareholders to effect a reincorporation of the Company from an Iowa corporation to a Minnesota corporation named Winnebago Industries, Inc. (the “Minnesota Company”) in a single transaction (the “Reincorporation”) composed of (i) a domestication of the Company into the Minnesota Company pursuant to Sections 490.920-922 of the Iowa Code and (ii) a conversion of the Company into the Minnesota Company pursuant to Section 302A.682 of the Minnesota Statutes.
WHEREAS, for purposes of Chapter 490 of the Iowa Code, the Company is the “domesticating corporation” and the Minnesota Company is the “domesticated corporation.”
WHEREAS, for purposes of Chapter 302A of the Minnesota Statutes, the Company is the “converting organization” and the Minnesota Company is the “converted organization.”
WHEREAS, in order to effect the Reincorporation, the board of directors of the Company has approved this Plan of Reincorporation, which plan constitutes (i) a plan of domestication under Section 490.920 of the Iowa Code and (ii) a plan of conversion under Section 302A.682 of the Minnesota Statutes, and has directed that this Plan of Reincorporation be submitted to the shareholders of the Company for approval, together with the recommendation of the board of directors that the shareholders approve the same.
1.	Domestication. Pursuant to Sections 490.920-922 of the Iowa Code, the Company shall be domesticated into the Minnesota Company.
2.
Conversion. Pursuant to Section 302A.682 of the Minnesota Statutes, the Company shall be converted into the Minnesota Company. The Minnesota Company shall be a corporation governed by Chapter 302A of the Minnesota Statutes.

3.	Effective Time. The Reincorporation shall be effective at 12:01 a.m. (Central Time) on January 1, 2022 (the “Effective Time”).
4.
Reclassification and Conversion of Capital Stock. At the Effective Time, each share of common stock of the Company, par value $0.50 per share, shall, by virtue of the Reincorporation and without any action on the part of any holder thereof, be reclassified and converted into one share of common stock, par value $0.50 per share, of the Minnesota Company.

5.
Organizational Documents. The articles of incorporation attached as Annex A hereto shall be the articles of incorporation of the Minnesota Company, and the bylaws attached as Annex B hereto shall be the bylaws of the Minnesota Company.

6.
Articles of Domestication. In accordance with this Plan of Reincorporation and for the purposes of effecting the domestication under Iowa law, an officer of the Company shall file articles of domestication with the Iowa Secretary of State subject to and following approval of this Plan of Reincorporation by the shareholders of the Company.

7.
Articles of Conversion. In accordance with this Plan of Reincorporation and for the purposes of effecting the conversion under Minnesota law, an officer of the Company shall file articles of conversion, which articles shall contain a copy of this Plan of Reincorporation, with the Minnesota Secretary of State subject to and following approval of this Plan of Reincorporation by the shareholders of the Company.

[Signature Page Follows]
Proxy Statement for 2021 Annual Meeting D-1

IN WITNESS WHEREOF, the undersigned has executed this Plan of Reincorporation on and as of the date first set forth above.
Winnebago Industries, Inc.

By:
	Name:	Stacy L. Bogart
	Title:	Secretary
[Signature Page to Plan of Reincorporation]
Proxy Statement for 2021 Annual Meeting D-2

Appendix E
Bylaws of
Winnebago Industries, Inc.
(A Minnesota Corporation)
Article I
Shareholders
Section 1.1. Regular Annual Meeting. The regular annual meeting of the shareholders shall be held on such day each year as may be designated by the Corporation’s Board of Directors (the “Board”), to be annually set by the Board for the purpose of electing directors and for the transaction of such other business as may come before the meeting.
Section 1.2. Special Meetings. Special meetings of the shareholders may be called for any purpose or purposes, at any time, by the Chief Executive Officer; by the Chief Financial Officer; by the Board or any two or more members thereof; or by one or more shareholders holding not less than 10% of the voting power of all shares of the Corporation entitled to vote, except that a special meeting for the purpose of considering any action to directly or indirectly facilitate or effect a business combination, including any action to change or otherwise affect the composition of the Board for that purpose, must be called by 25% or more of the voting power of all shares of the Corporation entitled to vote. Written notice of any such demand for a special meeting shall be given to the Chief Executive Officer or the Chief Financial Officer specifying the purpose or purposes of such meeting.
Section 1.3. Meetings Held Upon Shareholder Demand. Within 30 days of receipt by the Chief Executive Officer or Chief Financial Officer of a demand from any shareholder or shareholders entitled to call a meeting of the shareholders, it shall be the duty of the Board to cause a special or regular meeting of shareholders, as the case may be, to be duly called and held on notice no later than 90 days after receipt of such shareholder’s or shareholders’ demand. If the Board fails to cause such a meeting to be called and held as required by this Section, the shareholder or shareholders making the demand may call the meeting by giving notice as provided in Section 1.5 at the expense of the Corporation.
Section 1.4. Place of Meetings. Meetings of the shareholders shall be held at the principal executive office of the Corporation or at such other place or places as the Board may from time to time designate; provided, however, that any meeting called by or at the demand of a shareholder or shareholders will be held in the county where the Corporation’s principal executive office is located. The Board may determine that shareholders not physically present in person or by proxy at a shareholder meeting may, by means of remote communication, participate in a shareholder meeting held at a designated place. The Board also may determine that a meeting of shareholders shall not be held at a physical place, but instead solely by means of remote communication.
Section 1.5. Notice of Meetings. Except as otherwise specified in Section 1.3 or required by law, written notice of the time and place of every meeting of shareholders, and in the case of a special meeting the purpose or purposes of the meeting, shall be given at least 10 days and not more than 60 days previous thereto, to each shareholder of record entitled to vote at the meeting. Notice may be given to a shareholder by means of electronic communication if the requirements of Minnesota Statutes, as amended from time to time, are met. Notice to a shareholder is also effectively given if the notice is addressed to the shareholder or a group of shareholders in a manner permitted by the rules and regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), provided that the Corporation has first received the written or implied consent required by those rules and regulations. The business transacted at a special meeting of shareholders is limited to the purpose or purposes stated in the notice of the meeting.
Section 1.6. Quorum and Adjournment. A quorum at any meeting of shareholders shall consist of shareholders representing, either in person or by proxy, a majority of the outstanding shares of the Corporation entitled to vote at such meeting, except as otherwise specially provided by law. The chairman of the meeting may adjourn the meeting from time to time to another date, time and place. If a quorum is not present at any such meeting, the chairman of the meeting may adjourn the meeting until a quorum is present. If any meeting of the shareholders is
Proxy Statement for 2021 Annual Meeting E-1

so adjourned, no notice as to such adjourned meeting need be given if the date, time and place at which the meeting will be reconvened are announced at the time of adjournment and the adjourned meeting is held not more than 120 days after the date fixed for the original meeting.
Section 1.7.  Notice of Shareholder Business and Nominations. (a)(1) Nominations of persons for election to the Board and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board or (iii) by any shareholder of the Corporation who (a) was a shareholder of record at the time of giving of notice provided for in this Bylaw, (b) is entitled to vote at the meeting and (c) who complies with the notice procedures set forth in this Bylaw as to such nomination or business; clause (iii) of this paragraph (a)(l) of this Bylaw shall be the exclusive means for a shareholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the Corporation’s notice of meeting) before an annual meeting of shareholders.
(2) Without qualification, for nominations or other business to be properly brought before annual meeting by a shareholder pursuant to clause (iii) of paragraph (a)(1) of this Bylaw, the shareholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for shareholder action. To be timely, a shareholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided however, if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above. To be in proper form, such shareholder’s notice shall set forth (a) as to each person, if any, whom the shareholder proposes to nominate for election or re-election as a director, (i) all information relating to such person that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (ii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such shareholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such provision and the nominee were a director or executive officer of such registrant, and (iii) a completed and signed written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be in the form used for other directors of the Corporation and provided by the Secretary upon written request); (b) as to any business other than the nomination of a director or directors that the shareholder proposes to bring before the meeting, (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made and (ii) a description of all agreements, arrangements and understandings between such shareholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such shareholder; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Corporation’s books, and of such beneficial owner; (ii)(A) the class or series and number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by such shareholder and such beneficial owner; (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of
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the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such shareholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation; (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which such shareholder has a right to vote any shares of any security of the Corporation; (D) any short interest in any security of the Corporation (for purposes of this Bylaw, a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, agreement, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security); (E) any rights to dividends on the shares of the Corporation owned beneficially by such shareholder that are separated or separable from the underlying shares of the Corporation; (F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such shareholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner; and (G) any performance-related fees (other than an asset-based fee) that such shareholder is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such shareholder's immediate family sharing the same household (which information shall be supplemented by such shareholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such ownership as of the record date); (iii) any other information relating to such shareholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (iv) a representation that such shareholder is a holder of record of shares of the Corporation entitled to vote for the election of directors, will continue to be a holder of record of shares entitled to vote for the election of directors through the date of the meeting, and intends to appear in person or by proxy at the meeting to nominate the person or persons or make the business proposal specified in the notice.
(3)(a) Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. If a special meeting of shareholders is called for the purpose of electing one or more directors to the Board, for a shareholder’s notice of nominations to be timely it must be delivered to the Secretary of the Corporation, or mailed and received at the principal executive officer of the Corporation, not less than 90 days before the meeting or, if later, within 10 days after the first public announcement of the date of the meeting. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.
(b)(l) Only such persons who are nominated in accordance with the procedures set forth in this Bylaw shall be eligible to serve as directors and only such business shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Bylaw. Except as otherwise provided by law, the Articles of Incorporation of the Corporation (such articles, as they may be amended and/or restated from time to time being referred to in these Bylaws as the “Articles of Incorporation”) or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Bylaw and, if any proposed nomination or business is not in compliance with this Bylaw and, if any proposed nomination or business is not in compliance with this Bylaw, to declare that such defective proposal or nomination shall be disregarded.
(2) For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.
(3) Notwithstanding the foregoing provisions of this Bylaw, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw; provided, however, that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Bylaw. Nothing in this Bylaw shall be deemed to affect any
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rights (A) of shareholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (B) of the holders of any series of Preferred Stock to elect directors if and to the extent provided for under law, the Articles of Incorporation or these Bylaws.
Article II
Board of Directors
Section 2.1. Number, Tenure and Qualifications. The number of directors constituting the Board shall be not more than fifteen (15) and not less than three (3), the precise number to be determined by resolution of the Board from time to time. The directors shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, with each class holding office for a term of three years, and with the respective members of each class to hold office until their respective successors are elected and qualified. The successors to the class of directors whose term then expires shall be elected to serve a three-year term and until their successors are duly elected and qualified. No decrease in the number of directors shall have the effect of shortening the terms of any incumbent director. Any increase or decrease in the number of directors shall be apportioned among the classes so as to make all classes as nearly equal in number as possible.
Section 2.2. Regular Meetings. Regular meetings of the Board may be established by the Board. They may be held without notice at the principal executive office of the Corporation, or at such other place or places as the Board may from time to time designate.
Section 2.3. Special Meetings. Special meetings of the Board may be called at any time by any member of the Board, the Chief Executive Officer, or the Secretary of the Corporation, to be held at the principal executive office of the Corporation or at such other place or places as the directors may from time to time designate. Notices of all special meetings of the Board shall be given to each director by twenty-four hours’ service of the same by letter, by telephone, by electronic communication or personally, provided that when notice is mailed, at least three days’ notice shall be given.
Section 2.4. Quorum. A majority of the directors currently holding office shall be necessary at all meetings to constitute a quorum for the transaction of business, except as otherwise provided in these Bylaws, but a majority of the directors present (although less than a quorum) may adjourn any meeting, which may be held on a subsequent date without further notice, provided that a quorum be present at such deferred meeting. If a quorum is present when a meeting is convened, the directors present may continue to transact business until adjournment, even though the withdrawal of a number of directors originally present leaves less than the number otherwise required for a quorum.
Section 2.5. Waiver of Notice; Previously Scheduled Meetings.
(a) A director may waive notice of the date, time and place of a meeting of the Board. A waiver of notice by a director entitled to notice is effective whether given before, at or after the meeting, and whether given in writing, orally, by authenticated electronic communication, or by attendance. Attendance by a director at a meeting is a waiver of notice of that meeting, unless the director objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened and thereafter does not participate in the meeting.
(b) If the day or date, time and place of a Board meeting have been provided in these Bylaws or announced at a previous meeting of the Board, no notice is required. Notice of an adjourned meeting need not be given other than by announcement at the meeting at which adjournment is taken of the date, time and place at which the meeting will be reconvened.
Section 2.6. Action in Writing. Any action which may be taken at a meeting of the Board may be taken without a meeting if authorized by a writing or writings signed, or consented to by authenticated electronic communication, by all of the directors, and such action shall be effective when signed or consented to by authenticated electronic communication by all of the directors or at such other time as is set forth in these Bylaws.
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Section 2.7. Electronic Communications. Any action which may be taken at a meeting of the Board may be taken by means of conference telephone, or if authorized by the Board, by any other means of remote communication, by means of which all persons participating in the meeting can hear each other, with the same effect as though all such persons were present in person at such meeting. Participation in a meeting by any such means constitutes presence in person at the meeting.
Section 2.8. Absent Directors. A director may give advance written consent or opposition to a proposal to be acted on at a Board meeting. If the director is not present at the meeting, consent or opposition to a proposal does not constitute presence for purposes of determining the existence of a quorum, but consent or opposition shall be counted as a vote in favor of or against the proposal and shall be entered in the minutes or other record of action at the meeting, if the proposal acted on at the meeting is substantially the same or has substantially the same effect as the proposal to which the director has consented or objected.
Section 2.9. Committees.
(a) A resolution approved by the affirmative vote of a majority of the Board may establish committees having the authority of the Board in the management of the business of the Corporation to the extent provided in the resolution. Committees shall be subject at all times to the direction and control of the Board, except as provided in paragraph (f) of this Bylaw or as otherwise provided by law.
(b) A committee shall consist of one or more natural persons, who need not be directors, appointed by affirmative vote of a majority of the directors present at a duly held Board meeting.
(c) Sections 2.1 through 2.8 apply to committees and members of committees to the same extent as those sections apply to the Board and directors.
(d) Minutes, if any, of committee meetings shall be made available upon request to members of the committee and to any director.
(e) Unless otherwise provided in the resolution of the Board establishing the committee, a committee may create one or more subcommittees, each consisting of one or more members of the committee, and may delegate to a subcommittee any or all of the authority of the committee. In these Bylaws, unless the language or context clearly indicates that a different meaning is intended, any reference to a committee is deemed to include a subcommittee, and any reference to a committee member is deemed to include a subcommittee member.
(f) The Board may establish a committee composed of one or more independent directors or other independent persons to consider legal rights or remedies of the Corporation and whether those rights and remedies should be pursued.
Section 2.10. Chairman of the Board. The Board may elect or appoint from its members a Chairman of the Board who shall preside at all meetings of shareholders and of the Board, shall make reports to the Board and shareholders, and shall have such other authority and perform such other duties as the Board may from time to time determine.
Article III
Officers
Section 3.1. Number and Designation. The Corporation shall have one or more natural persons exercising the functions of the offices of Chief Executive Officer and Chief Financial Officer, who shall be elected or appointed by the Board. The Board or Chief Executive Officer may elect or appoint such other officers or agents as deemed necessary for the operation and management of the Corporation, with such powers, rights, duties and responsibilities as may be determined by the Board or the Chief Executive Officer, including, without limitation, a President, one or more Vice Presidents, a Secretary, a Treasurer, one or more Assistant Secretaries, and one or more Assistant Treasurers, provided that the election or appointment of any executive officer shall require approval by the Board. Any of the offices or functions of those offices may be held by the same person.
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Section 3.2. Chief Executive Officer. Unless otherwise determined by the Board, the Chief Executive Officer shall have general active management of the business of the Corporation, shall see that all orders and resolutions of the Board are carried into effect, and shall perform such other duties as the Board may from time to time determine.
Section 3.3. President. Unless otherwise determined by the Board, the Chief Executive Officer shall be the President of the Corporation. If a person other than the Chief Executive Officer is designated as President, the President shall perform such duties as the Board or the Chief Executive Officer may from time to time determine.
Section 3.4. Chief Financial Officer. Unless otherwise determined by the Board, the Chief Financial Officer shall keep accurate financial records for the Corporation, shall render to the Chief Executive Officer and the Board, whenever requested, an account of the financial condition of the Corporation, and shall perform such other duties as the Board or the Chief Executive Officer may from time to time determine.
Section 3.5. Vice Presidents. Any one or more of the Vice Presidents may be designated by the Board or, to the extent permitted by law, the Chief Executive Officer as an Executive or Senior Vice President, and each Vice President shall have such authority and perform such duties as the Board or the Chief Executive Officer may from time to time determine.
Section 3.6. Secretary. Unless otherwise determined by the Board, the Secretary shall issue notices for all meetings, except as otherwise provided for in these Bylaws, and the Secretary shall keep minutes of all meetings, have charge of the seal and the corporate books, and make such reports and perform the other duties incident to that office, and shall have such other authority and perform such other duties as the Board or the Chief Executive Officer may from time to time determine.
Section 3.7. Treasurer. The Treasurer shall perform such duties as the Board, the Chief Executive Officer, or the Chief Financial Officer may from time to time determine.
Section 3.8. Term of Office. The officers of the Corporation shall hold office until their respective successors are elected or appointed or until their earlier resignation, death or removal. Any officer elected or appointed by the Board may be removed at any time, with or without cause, by the Board or, except in the case of the Chief Executive Officer, Chief Financial Officer and any other executive officer, by the Chief Executive Officer.
Section 3.9. Vacancies. Vacancies in any office or designation arising from any cause may be filled by the directors or, to the extent permitted by law, the Chief Executive Officer.
Section 3.10. Delegation; Execution of Instruments.
(a) Unless prohibited by the Board, an officer may, without the approval of the Board, delegate some or all of the duties and powers of his or her office to other persons.
(b) All contracts, deeds, mortgages, notes, checks, conveyances, releases of mortgages and other instruments shall be signed on behalf of the Corporation by the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer, or any Vice President, or by such other person or persons pursuant to delegated authority or as may be designated or authorized from time to time by the Board or by the Chief Executive Officer.
Article IV
Indemnification and Insurance
The Corporation shall indemnify its officers and directors for such expenses and liabilities, in such manner, under such circumstances, and to such extent, as required or permitted by Minnesota Statutes, Section 302A.521, as amended from time to time, or as required or permitted by other provisions of law. The Corporation may purchase and maintain insurance on behalf of any person in such person’s official capacity against any liability asserted against and incurred by such person in or arising from that capacity, whether or not the Corporation would otherwise be required to indemnify the person against the liability.
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Article V
Certificated and Uncertificated Stock
The shares of the Corporation shall be either certificated shares or uncertificated shares. Each holder of duly issued certificated shares is entitled to a certificate of shares. The Corporation may determine that some or all of any or all classes and series of the shares of the Corporation will be uncertificated shares. Any such determination shall not apply to shares represented by a certificate until the certificate is surrendered to the Corporation.
Article VI
Fiscal Year
The fiscal year of this Corporation shall begin on the next day following the last Saturday in August of any year and end on the last Saturday in August of the succeeding year.
Article VII
Amendments
These Bylaws may be altered, amended, added to, or repealed by the affirmative vote of a majority of the members of the Board at any regular meeting of the Board, or at any special meeting of the Board called for that purpose, subject to the power of the shareholders to change or repeal such Bylaws and subject to any other limitations on such authority of the Board provided by the Minnesota Business Corporation Act.
Effective: January 1, 2022
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WINNEBAGO
INDUSTRIES

13200 Pioneer Trail, Suite 150
Eden Prairie, MN 55347
T (952) 303-6368
www.winnebagoind.com

WINNEBAGO
INDUSTRIES

WINNEBAGO INDUSTRIES, INC.
ATTN: BROOKE ZINTER
13200 PIONEER TRAIL, SUITE 150
EDEN PRAIRIE, MN 55347

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/WGO2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D59866-P60466 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WINNEBAGO INDUSTRIES, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Elect four Class I directors to hold office for a three-year term and one Class II director to hold office for a one-year term;	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Maria F. Blase (Class I)
02) Christopher J. Braun (Class I)
03) David W. Miles (Class I)
04) Jacqueline D. Woods (Class I)
05) Kevin E. Bryant (Class II)

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: Act on any other matters that may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

WINNEBAGO
INDUSTRIES

ANNUAL MEETING OF SHAREHOLDERS
Tuesday, December 14, 2021
4:00 p.m. Central Standard Time
Virtual Meeting www.virtualshareholdermeeting.com/WGO2021

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report/Form 10-K are available at www.proxyvote.com.

D59867-P60466

WINNEBAGO INDUSTRIES, INC.
Annual Meeting of Shareholders
December 14, 2021 4:00 PM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Stacy L. Bogart and Michael J. Happe, or either of them, the undersigned's attorneys and proxies, with full power of substitution, to vote all shares of common stock of Winnebago Industries, Inc. which the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Annual Meeting of Shareholders of said corporation to be held virtually at www.virtualshareholdermeeting.com/WGO2021 on the 14th day of December, 2021, at 4:00 p.m., Central Standard Time, and at any and all adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side